                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    Clay Luby
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8208

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Penn Series Funds, Inc. Annual Report at December 31, 2003

Dear Investor,

2003 witnessed a remarkable turnaround in the capital markets. Countering the past three years, the riskiest asset classes did the best. The stock markets scored high gains across the board with the riskiest equity categories rallying the most. Treasury yields rose modestly for the year but most bond categories reported positive total return results in 2003. The riskiest portion of the bond market also did the best as the default risk premium on low rated corporate debt fell sharply. This raised valuations on lower rated debt and allowed high yield debt funds to post very high returns, well over double digit levels.

The genesis of this market strength is due to a strong rebound in the economy, helped by very high levels of government monetary and fiscal stimulus, combined with depressed valuations of a year ago. Economic growth moved into high gear in the second half of 2003, probably reaching over 6% real GDP, a very high level. The tax cut/rebate initiated in July drove consumption higher which in turn jump-started business into pro-growth policies for the first time since the recovery began in 2001. This can be seen in increased business spending on capital equipment, inventory building and increased hiring. It is this conversion of the economic recovery into a broader based, more self sufficient one that has given the risk markets (stocks and high yield bonds) their new found strength. Importantly, the Federal Reserve remains highly accommodative, they have kept the Federal Funds rate at an extremely low rate of 1%, which has made money market funds unattractive. This combination of strong economic growth and profits accompanied by a highly accommodative Federal Reserve coupled with the low valuations of a year ago has allowed the stock market and high yield bond market to perform as strongly as they did.

One year ago, we suggested that much of the bad news had been discounted in the market. We recognized the fundamentals of that time were not superlative yet we were still optimistic on the capital markets for 2003. Now while we applaud the results of 2003 and recognize that earnings momentum and the economy appear to look quite good, we would like to introduce a note of caution. As noted, markets have rallied quite a bit in the last twelve months and as markets are quite good discounting mechanisms, a great deal of positive news is already built into market prices. In addition, the extremely accommodative monetary and fiscal policies, like all good things, must come to an end and that appears to be the case for 2004. Thus while earnings and the economy appear on much sounder footings, valuations have now reached much more expensive levels and without new government stimulus the economy may begin to slow later in 2004. We suspect that this could mean a much less exuberant stock market in 2004. A more prudent stance may be more appropriate for the coming year. Most important, we believe proper asset allocation that best fits the individual's risk profile will be the smarter strategy for 2004.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.


Sincerely,


/s/ Peter M. Sherman

Peter M. Sherman
Chief Investment Officer
Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 6.18% for the year ended December 31, 2003, compared to the 4.20% return for its benchmark, the Citigroup B.I.G. Index.

Interest rates rose modestly over the course of 2003. Yield increases for U.S. Treasury securities ranged from roughly 20 basis points in the two-year to 40 basis points in the ten-year part of the yield curve. The Federal Reserve actually lowered the Federal funds rate in June by 25 basis points but as the U.S. economy surged in the second half of the year bond yields began to increase.

Corporate spreads tightened dramatically over the year, leading to superb performance in the riskiest part of the fixed income market. The Quality Bond Fund participated in this spread tightening. Our ownership of certain BBB rated securities allowed us participation in this general improvement in corporate bond evaluation. This contributed to the strong performance of the fund relative to its benchmark and other participants. Other factors contributing to the top quartile performance include good tactical duration positioning, minimizing the negative effect of rising rates on portfolio value.

In 2004, we continue to expect that there will be upward pressure on interest rates as the economy continues to gain steam and employment picks up. We suspect the market will act in anticipation of an eventual move toward Federal Reserve tightening well before the actual tightening begins. At this time we suspect the first Federal Reserve tightening will come in late summer. Given strong earnings and below average financing needs we believe that corporate spreads will remain tight although further improvement seems limited.

Accordingly, we continue to maintain a defensive position in duration. We continue to hold BBB rated corporate bonds in the portfolio. In addition, we hold a "barbell" yield curve position, meaning that we expect that as yields back-up, that the 2-5 year maturity bonds will experience a greater yield increase than will the longer 10-30 year part of the maturity spectrum. In bond lingo, we expect a yield curve flattening to commence as yields rise.

Independence Capital Management, Inc.
Investment Adviser

           Comparison of Change in Value of $10,000 Investment in Penn
               Series Quality Bond Fund and Citigroup B.I.G. Index


                            Quality Bond   Citigroup B.I.G.
           Dec-93              10,000           10,000
           Dec-94               9,471            9,708
           Dec-95              11,379           11,501
           Dec-96              11,850           11,916
           Dec-97              12,801           13,070
           Dec-98              14,103           14,202
           Dec-99              14,103           14,085
           Dec-00              15,798           15,723
           Dec-01              17,206           17,063
           Dec-02              18,114           18,785
           Dec-03              19,233           19,573

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
Quality Bond Fund                       6.18%    6.40%    6.76%
Citigroup B.I.G. Index                  4.20%    6.62%    6.96%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 23.13% for the year ended December 31, 2003, compared to the 27.92% return for its benchmark, the Credit Suisse First Boston High Yield Bond Index.

The major reason for our underperformance was our risk control philosophy, which emphasizes broad diversification and balanced sector allocation. Early in the year, we systematically added positions in the lower-quality tiers of the market. We did not find the risk/reward characteristics of the market's top tier to be as attractive. Now, many of our CCC bonds are trading like B rated issues, but we still think that they represent solid value.

Based on the improving economy, we added to cyclical industries, including steel producers and chemical manufacturers. We continued to avoid airlines, which worry us because of their huge run-up over the past six months and their highly leveraged balance sheets.

The high-yield market generated its best returns in a decade as demand from investors and the fundamentals underpinning the "junk" bond market improved. Although the Federal Reserve kept short-term interest rates level throughout the period, Treasuries turned in one of their worst annual performances in years as long-term interest rates moved sharply higher. Investment-grade corporate and mortgage-backed bonds also languished but recovered somewhat as the period came to a close.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

This appears to be as good an environment for high-yield companies as we have seen in 10 years. High-yield bonds look cheap relative to investment-grade corporates. Given the current valuations, though, we expect that principal appreciation will be limited, and the bulk of our return in 2004 will be from clipping coupons.

Because of the size of the portfolio, diversification is more important than it has been in the past. It is also important to remember that high-yield market cycles generally last more than a year, and we think it would be premature to write-off this market after just one great year. Although we do not expect the portfolio to generate double-digit returns in 2004, it will likely experience a continued healthy outlook.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

           Comparison of change in Value of $10,000 Investment in Penn Series high Yield Bond Fund and Credit Suisse First Boston
                              High Yield Bond Index


                       High Yield
                          Bond          First Boston
           Dec-93        10,000           10,000
           Dec-94         9,267            9,902
           Dec-95        10,788           11,626
           Dec-96        12,285           13,070
           Dec-97        14,224           14,721
           Dec-98        14,906           14,806
           Dec-99        15,538           15,292
           Dec-00        14,965           14,495
           Dec-01        16,002           15,333
           Dec-02        16,546           15,808
           Dec-03        20,373           20,222

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
High Yield Bond Fund                   23.13%    6.45%    7.38%
CSFB High Yield Bond                   27.92%    6.44%    7.30%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH EQUITY FUND

The Penn Series Growth Equity Fund returned 12.36% for the year ended December 31, 2003, compared to the 29.75% return for its benchmark, the Russell 1000 Growth Index.

Entering 2003 we projected the economy to grow in the 3% to 4% range and corporate earnings to finally rebound. During the course of the first quarter, however, the mood had sufficiently soured as evidenced by the chief economist for the American Economics Group comments in the April 2003 issue of Industry Week that he expects "inflation-adjusted GDP will grow just 2.5% this year, profits will be flat, the stock market won't improve, payroll employment won't increase and the overall U.S. unemployment rate will rise." Our expectations for 2003 were similarly reduced.

Perfect hindsight now suggests that our initial, more upbeat outlook was the right one. The third quarter of 2003 saw the strongest growth, 8.2%, in the economy in nearly twenty years and the fourth quarter is expected to come in at close to 5%. The U.S. economy could post a gain exceeding 4% for the full year. Importantly, corporate profit expectations were regularly revised upward in 2003, reversing a three-year trend of downward revisions. The performance of the stock market in 2003 reflected these positive turns and better than feared outcomes on a myriad of economic and geopolitical fronts. Generally speaking, the market's gains exceeded the improvement in operating profits, begging the question of whether the market's recovery has already eaten into the potential returns for 2004 or was the market undervalued as the year began and some catch up warranted. It's likely a bit of both.

Expectations are for real GDP growth of 4% - 5% and earnings growth of around 12% in 2004. Both figures may well be ratcheted up early in the year given the strength displayed in recent economic announcements. Recoveries in both the economy and corporate profits are well underway. There is some concern, however, that the strong economy may push interest rates somewhat higher and that the market's valuation will become less attractive versus those rates. Taking that into account, we see the market advancing in 2004, but we would be surprised if its return matched the rate of growth in earnings. Our expectation is that a gain in the market approximating 10% is the most likely outcome. Late in the year, if forecasts suggest 2005 could be a third year of solid expansion, returns might improve from some discounting of another year of strong earnings growth.

The Fund remains conservatively positioned in stocks that have earnings driven by revenue growth, above-average profitability characteristics, and strong management teams. Over the long term, we believe these are the ingredients for attractive stock performance. Unfortunately, the Fund's focus on these high quality, larger capitalization growth stocks contributed significantly to its

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

underperformance in 2003. We will stay the course as we agree with various market commentators who suggest that the speculative nature of the advance may well be giving way to a renewed emphasis on the type of quality stocks the Fund typically owns.

Independence Capital Management, Inc.
Investment Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Growth Equity Fund and Russell 1000 Growth Index


                           Growth Equity  Russell 1000 Growth
           Dec-93              10,000           10,000
           Dec-94               9,185           12,661
           Dec-95              11,614           17,370
           Dec-96              13,914           21,385
           Dec-97              17,635           27,906
           Dec-98              24,984           38,708
           Dec-99              33,503           51,544
           Dec-00              24,759           39,988
           Dec-01              18,485           31,822
           Dec-02              12,033           22,947
           Dec-03              13,521           29,774

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
Growth Equity Fund                     12.36%  -11.56%    3.06%
Russell 1000 Growth Index              29.75%   -5.11%    9.21%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 27.76% for the year ended December 31, 2003, compared to the 30.03% return for its benchmark, the Russell 1000 Value Index.

The portfolio's performance was aided by our stock selections within the technology and utilities sectors. Stock selection in consumer cyclicals and health care were unfavorable contributing most to the portfolio's relative underperformance for the year.

Relative to the Russell 1000 Value Index, conglomerates remains the portfolio's largest overweight. We continue to overweight the transportation sector as we favor names primarily in the railroad industry. Our overweight to the energy sector is primarily due to positions in oil and gas exploration companies. Current secular trends are such that both oil production and reserves have decreased in North America, which we believe will benefit oil exploration companies.

We are underweight communications services due to lack of good fundamental stories, growing competition from cable and customer migration from fixed-line service to wireless. The underweight to the consumer cyclicals sector is a function of our underweight to the automotive and broadcasting industries. However, we do favor certain industries with home improvement and discount retailing exposure.

We expect 2004 to be a year of continued recovery in the economy and corporate profits, although both will slow somewhat from levels during the fourth quarter of 2003.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management, LLC
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                Large Cap Value Fund and Russell 1000 Value Index


                              Large Cap
                                Value      Russell 1000 Value
           Dec-93              10,000           10,000
           Dec-94              10,293            9,801
           Dec-95              14,151           13,560
           Dec-96              17,715           16,494
           Dec-97              22,140           22,297
           Dec-98              24,262           25,782
           Dec-99              24,067           27,676
           Dec-00              27,110           29,617
           Dec-01              26,459           27,961
           Dec-02              22,501           23,621
           Dec-03              28,747           30,715

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
Large Cap Value Fund                   27.76%    3.45%    11.14%
Russell 1000 Value Index               30.03%   -3.56%    11.88%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 29.92% for the year ended December 31, 2003, compared to the 28.70% return for its benchmark, the S&P 500 Index.

The portfolio benefited from its materials and consumer discretionary holdings as well as its exposure to convertible securities.

U.S. stocks rose in 2003, and several major indexes finished the year at their highest levels in nearly two years. After declining for most of the first quarter, shares surged starting in mid-March, following a

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

swift U.S.-led toppling of the Iraqi regime, a new round of tax cuts, and a late-June reduction in the fed funds target rate. The rally accelerated as the year progressed because of continued low interest rates, stronger corporate earnings growth, and meaningful evidence of economic improvement. Small-cap stocks strongly outpaced mid- and large-cap shares in 2003. Growth stocks surpassed value among small- and mid-cap companies.

The economic recovery and strong global demand caused a sharp rise in commodity prices, supporting many stocks in the materials sector. Media stocks provided some strength within the consumer discretionary sector.

Ongoing stress in the pharmaceutical industry weighed on results.
Telecommunications services stocks detracted from performance.

The fund ended the year well positioned given the performance trends in the market. Equity exposure was at it highest level as we started to build up positions when the market declined in the final quarter of 2002. Our convertible security exposure ended the year at its lowest in recent history after a number of holdings were either called away or exercised on favorable terms. The cash level increased slightly as a result of strong cash inflows.

Although we underestimated the operational concerns for pharmaceuticals, we believe the best value in the near term will be found in this sector. These stocks are beginning to trade at a discount to the market and have good business models. We also expect media to continue to pick up. We continue to see compelling valuations among industrials and business services sectors, where the benefits of the stronger economy have not yet been factored into some stock prices. We would like to rebuild some of the convertible exposure the fund lost in 2003, but this will depend on the characteristics of the investment-grade convertible market and whether we can find investments that meet our specifications. We intend to put some of the portfolio's cash to work by adding to our convertible exposure.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                     Flexibly Managed Fund and S&P 500 Index


                      Flexibly
                       Managed          S&P 500
           Dec-93      10,000           10,000
           Dec-94      10,414           10,174
           Dec-95      12,734           13,993
           Dec-96      14,819           17,206
           Dec-97      17,139           22,946
           Dec-98      18,183           29,504
           Dec-99      19,487           35,712
           Dec-00      23,818           32,459
           Dec-01      26,268           28,602
           Dec-02      26,510           22,281
           Dec-03      34,441           28,676

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
Flexibly Managed Fund                  29.92%   13.62%    13.16%
S&P 500 Index                          28.70%   -0.57%    11.06%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 32.85% for the year ended December 31, 2003, compared to the 39.17% return for its benchmark, the MSCI EAFE Index.

Economic momentum seems strong across the world from the U.S. to Europe and throughout Asia. Thus, the best performing sectors were basic materials, industrials, construction, technology and telecoms. We had no holdings, in any of these sectors for the whole of 2003. As we constantly seek predictability in our investments, we vigilantly avoid unnecessary uncertainty. Normalizing for margins and revenue growth in most of the better names in the above mentioned sectors, we found precious few companies in which to invest.

Considering this, it is a little surprising that we did not underperform even more as we were heavily weighted in the worst performing sectors including food, beverages and utilities. Fortuitously, some of our smaller positions added significantly to performance. This is also the very reason that we feel reasonably upbeat about our prospects for 2004.

The market that we missed in 2003 was Japan where ROEs still remain low and most companies still look to deploy their free cash in stocks of other companies. A number of companies that we visited talked about buying back stock, but execution remains weak on this front.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Luckily for us, the tobacco names added decent performance in the last quarter after the industry won some reprieve from favorable legal verdicts in the U.S. Despite the run, we continue to see value in many tobacco names. We believe that with litigation risk lower than it has been for years and valuations still extremely attractive, we should be paid handsomely over the next few years in the companies we own in this sector.

We remain wary of US dollar weakness and its impact on the earnings of companies. The US dollar seems to be in secular decline, and has thus become an important factor on the margin in our earnings picture on a normalized basis. True to our conservative nature, we are therefore factoring a much weaker US dollar into our assumptions than analyst expectations.

The great news is that the portfolio should continue to deliver double-digit earnings growth. The biggest risk for us remains our potential underperformance vs. the benchmark if the economies continue to grow at current rates and we experience further commodity price increases. This would hurt our financial exposure along with the continuing lagging staples. Regardless, on an absolute basis we expect 2004 to be another positive year for the fund, which is where our focus lies.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
          International Equity Fund and MCSI Europe Australia Far East
                                  (EAFE) Index

                    International
                       Equity          MSCI EAFE
           Dec-93      10,000           10,000
           Dec-94       9,369           10,777
           Dec-95      10,662           11,984
           Dec-96      12,460           12,708
           Dec-97      13,757           12,934
           Dec-98      16,350           15,521
           Dec-99      23,823           19,705
           Dec-00      19,376           16,954
           Dec-01      13,927           13,358
           Dec-02      12,542           11,266
           Dec-03      16,663           15,680

---------------------------------------------------------------------
                                       1 Year   5 Year   10 Year
International Equity Fund              32.85%    0.38%     5.24%
MSCI EAFE Index                        39.17%    0.26%     4.78%
---------------------------------------------------------------------

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 74.85% for the year ended December 31, 2003, compared to the 46.03% return in its benchmark, the Russell 2000 Value Index.

The fund generated strong absolute and relative performance results in what was a robust year for equities in general and small cap companies in particular. In fact, the fund enjoyed its best calendar year return since its inception, May 1, 2000.

Equities surged in 2003, posting strong calendar year results. The small cap Russell 2000 Value retained its edge relative to the large cap S&P 500 for the full year 46.03% vs. 28.7%, respectively. In terms of absolute performance, 2003 was the S&P 500's best year since 1997; for the Russell 2000 Value, its best year since its inception in 1979.

Performance across all of the Fund's major sectors was positive. Strong performances were turned in by Technology, Industrial Products and Industrial Services sectors. Within Technology, telecommunication, and components and systems were the most significant contributors to performance, while machinery, and specialty chemicals and materials were the best performing industries within Industrial Products. Within Industrial Services, commercial services, and transportation and logistics provided the largest positive gains.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, LLC
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                Small Cap Value Fund and Russell 2000 Value Index

                           Small Cap
                             Value      Russell 2000 Value
           03/01/1995       10,000           10,000
           12/31/1995       11,276           12,185
           12/31/1996       13,504           14,789
           12/31/1997       16,613           19,489
           12/31/1998       15,091           18,232
           12/31/1999       14,891           17,960
           12/31/2000       16,935           22,060
           12/31/2001       19,771           25,156
           12/31/2002       16,456           22,280
           12/31/2003       28,773           32,536

--------------------------------------------------------------------------
                                       1 Year   5 Year   Since Inception*
Small Cap Value Fund                   74.85%   13.78%       12.70%
Russell 2000 Value Index               46.03%   12.28%       14.29%
--------------------------------------------------------------------------

*Inception Date March 1, 1995.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

EMERGING GROWTH FUND

The Penn Series Emerging Growth Fund returned 47.51% for the year ended December 31, 2003 compared to the 48.54% return in its benchmark, the Russell 2000 Growth.

Looking back at the full year, small cap investors favored the smallest of small cap stocks, and they favored lower quality. In many cases, companies with the poorest fundamentals performed the best. The average total return for companies in the Russell 2000 Growth with no or negative earnings was 89% for 2003. The average total return for companies in the Russell 2000 Growth with no or negative year-over-year EPS growth was 52% for 2003.

The broad Technology sector remained overweight in the fund during the entire calendar year. Technology hardware has been a source of positive returns all year. The software group has lagged hardware all year.

A detractor from performance was our underweight relative to the benchmark in the materials/processing sector. Growth investors moved into these stocks to take advantage of favorable supply/demand patterns in base metals and natural resources. Many companies in this arena will produce earnings growth generated largely by a turn in the price of a commodity. These companies typically do not produce the sort of secular revenue and earnings growth we look for in our definition of growth.

Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Emerging Growth Fund and Russell 2000 Growth Index

                           Emerging
                            Growth     Russell 2000 Growth
           05/01/1997       10,000           10,000
           12/31/1997       13,922           12,766
           12/31/1998       18,892           12,923
           12/31/1999       53,848           18,492
           12/31/2000       38,481           14,344
           12/31/2001       32,386           13,020
           12/31/2002       18,758            9,080
           12/31/2003       27,669           13,488

--------------------------------------------------------------------------
                                       1 Year   5 Year   Since Inception*
Emerging Growth Fund                   47.51%    7.93%       16.48%
Russell 2000 Value Index               48.54%    0.86%        4.59%
--------------------------------------------------------------------------

* Inception date May 1, 1997.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 2.90% for the year ended December 31, 2003, compared with the 2.21% return for its benchmark, the Citigroup Treasury/Agency 1-5 yr Index.

The outperformance of the fund versus the index during 2003 was due to the mortgage and asset backed securities having a higher yield and the fund having a shorter duration than the index.

The fund is currently overweight spread product when compared to the index. The fund owns several types of asset backed (ABS) securities including; credit cards, rate reduction bonds, and manufactured housing. The fund also AAA rated Commercial Mortgage Backed Securities (CMBS). In place of agency securities the fund owns agency mortgage backed securities (MBS). We believe that mortgage backed securities provide better relative value when compared to agency securities. If Treasury yields stabilize mortgage backed securities should outperform straight agency debentures due to the additional yield of mortgage backed securities. During the fourth quarter the funds holdings in mortgage backed securities, asset backed and CMBS were higher than the indexes.

We expect to maintain the funds higher than index exposure to spread product during the first half of 2004. The additional yield MBS, ABS, and CMBS securities provide make them attractive in today's low yield environment. Despite the overweight in spread product the funds average credit quality remains high at AA+.

Going into the first half of 2004 we believe that being short the index in duration is the correct position for the fund due to the potential improvement in the economy in the post war environment. We will look to add duration to match the index on any significant backup in rates. We do not expect a bear market in interest rates until the Federal Reserve tightens monetary policy. Our expectation is that the Fed won't raise interest rates until mid in 2004 at the earliest.

Independence Capital Management, Inc.
Investment Adviser

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

       Comparison of Change in Value of $10,000 Investment in Penn Series Limited Maturity Bond Fund and Citigroup Treasury/Agency 1-5 yr Index


                            Limited
                           Maturity   Citigroup Treasury 1-5
           05/01/2000       10,000           10,000
           12/31/2000       10,718           10,756
           12/31/2001       11,429           11,680
           12/31/2002       12,144           12,586
           12/31/2003       12,496           12,864

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Limited Maturity Bond                   2.90%           6.26%
Citigroup Treasury/Agency 1-5 yrs       2.21%           7.11%
--------------------------------------------------------------------------

* Inception Date May 1, 2000.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

CORE EQUITY FUND

The Penn Series Core Equity Fund returned 21.02% for the year ended December 31, 2003, compared to the 28.70% return for its benchmark, the S&P 500 Index.

Remaining true to its conviction that high quality, financially sound companies with consistent sales and earnings growth are the best long- term investments, the typical company held in the fund boasted a better growth rate and higher profitability, with a lower valuation, measured by price/earnings ratio, than the typical company in the S&P 500 Index. However, the Fund did not participate in the speculative aspects of the market's rise. The market's interest remained focused on more speculative, lower quality companies throughout the year while the large, higher quality stocks languished. Dividend paying stocks also suffered as those companies paying no or a very small dividend reaped the biggest gains. Furthermore, the largest 100 weights in the Standard & Poor's 500 seriously under-performed the Index, and the Fund's efforts to reduce overall market capitalization during the last six months were insufficient to close the gap between the Fund and the Index.

As we enter 2004, the economic strength witnessed in late 2003 is broadening. Expectations are for real GDP growth of 4%-5% and earnings growth of 12% with a real possibility that both figures will be ratcheted up early in the year given that recent economic announcements show an economy that is humming along. Corporate America remains cautious but clearly there is a more optimistic tone to the guidance and adverse earnings pre-announcements have become the exception. Jobs appear to be the only missing ingredients but these too have shown some slight improvement. At long last, it appears that a sustainable recovery is in process.

At some point, the strong economy that produces an improvement in earnings, is also likely to push interest rates somewhat higher. The Federal Reserve seems committed to keeping rates stable until the jobs picture improves meaningfully. Low inflation appears to allow the Fed some latitude before it feels compelled to change the direction of interest rates, which most likely will occur in the latter part of 2004.

As this recovery matures, we believe interest in the high quality, dividend paying, financially sound companies will return and concerns about valuation and the sustainability of earnings for the lesser quality names will resurface. While prospects for earnings improvement of the less profitable companies are brighter now, earnings still remain at very depressed levels in many cases and stock prices are discounting earnings several years out. Companies unable to deliver on optimistic earnings projections will suffer. Higher interest rates and decelerating rates of earnings improvement should lead investors to invest in the more seasoned and financially sound companies which are selling at reasonable prices.

In concert with our economic outlook, the Fund has shifted its investment focus to more industrial and basic industry stocks, which have significantly reduced costs and will benefit from resurgent demand. The information technology sector remains an important component of the Fund as capital spending on technology has yet to improve meaningfully. As the year progresses, we will be watching for signs of consumer fatigue and indications that the Federal Reserve is about to change course.

Independence Capital Management, Inc.
Investment Adviser

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

       Comparison of Change in Value of $10,000 Investment in Penn Series
                       Core Equity Fund and S&P 500 Index

                          Core Equity        S&P 500
           05/01/2000       10,000           10,000
           12/31/2000        9,080            9,161
           12/31/2001        7,389            8,073
           12/31/2002        5,626            6,289
           12/31/2003        6,809            8,093

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Core Equity Fund                       21.02%          -9.72%
S&P 500 Index                          28.70%          -5.61%
--------------------------------------------------------------------------

* Inception Date May 1, 2000.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

INDEX 500 FUND

The Penn Series Index 500 Fund returned 28.41% for the year ended December 31, 2003, compared to the 28.70% return for its benchmark, the S&P 500 Index.

The geopolitical uncertainty that had previously weighed on the economy was lifted as the U.S. went to war with Iraq. The battle itself was brief and casualties were minimal, which was another positive for the already recovering market. Feel-good footage of Iraqi people jubilantly cheering as U.S. troops toppled a statue of Saddam Hussein was a scene many Americans saw repeatedly. Stocks rallied again in December on the news that Hussein had been captured.

There were many economic reasons for investors to come off the sidelines in 2003. First, economic figures began to confirm the recovery. While unemployment was slower to come back, GDP grew at 7.2% during the Third Quarter, consumer confidence was on the upswing, and Fed Chairman Greenspan reiterated that inflation was not a problem. Second, companies showed increased profitability, and even began discussing rumors of increasing capital expenditures and hiring additional staff, words they had not used in some time. While they have not yet seen a return of pricing power, U.S. companies seem to be recovering from the extended recession that has plagued them over the last couple of years. Finally, the consumer remained resilient last year and continued to purchase big ticket items such as autos, appliances and computers. Americans also overcame fears associated with the 9/11 attacks and resumed both business and leisure travel, which improved the heavily battered travel industry. The housing market showed signs of cooling, but remained strong. Good times were on the horizon again and investors did not want to miss the party.

Just as investors regained confidence in the system after the accounting scandals of 2002, New York State Attorney General Eliot Spitzer began to raise questions about abuses in the mutual fund industry. A joint investigation with the SEC revealed that some mutual fund companies were showing special privileges of market timing and late trading to their larger institutional clients at the expense of their retail clients. In addition, numerous other abuses by personnel employed by fund families were also uncovered. However, this was not enough to dissuade investors; they simply changed fund families and continued to put money into the market.

Overall, 2003 was the year that every U.S. equity investor was hoping for. All ten industries in the S&P 500 Index posted positive returns for the first time since 1997. 459 of the 500 stocks in the S&P 500 index gained, the Dow Jones Industrial Average crossed 10,000 and the NASDAQ Composite Index crossed 2000. It was difficult to find disappointed domestic equity investors last year, only those who were too cautious to come off the sidelines. Looking ahead, we expect to see economic statistics and corporate earnings continuing to improve. The S&P 500 Index had a good 2003 and we see that momentum carrying into early 2004.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management Incorporated
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                        Index 500 Fund and S&P 500 Index


                           Index 500         S&P 500
           05/01/2000       10,000           10,000
           12/31/2000        9,060            9,161
           12/31/2001        7,974            8,073
           12/31/2002        6,198            6,289
           12/31/2003        7,958            8,093

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Index 500 Fund                         28.41%          -5.78%
S&P 500 Index                          28.70%          -5.61%
--------------------------------------------------------------------------

* Inception date May 1, 2000.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 49.29% for the year ended December 31, 2003, compared to the 42.71% return for its benchmark, the Russell Mid Cap Growth Index.

Investors began the year cautiously, as they waited for news on the impending war in Iraq and Wall Street scandals continued to plague the headlines. The rally began in mid-March, spurred on by low interest rates, strong consumer activity and the belief that the recovering economy would revive corporate earnings. Tax relief, strong economic data and demonstrable growth in corporate profits boosted investor confidence and sustained the rally through the fourth quarter.

In December, both the Dow Jones Industrial Average and the Nasdaq broke significant psychological barriers, as the Dow surpassed the 10,000-point mark and the Nasdaq closed above 2,000 for the first time in nearly two years. In addition, market volatility declined during 2003.

Holdings in the traditional growth sectors of technology, consumer discretionary and healthcare contributed the most to performance for the year. Specific areas of strength in technology included packaged software and telecommunication equipment companies. In healthcare, the fund's holdings in biotechnology, managed healthcare and pharmaceuticals contributed to results for the year. The fund's holdings in the autos and transportation and utilities sectors, specifically companies in the airlines and wireless communications industries hurt performance results for the year.

We believe a rebound in corporate spending, low interest rates and an improving outlook for employment will have a favorable impact on economic activity and should sustain economic growth well into 2004. We continue to focus on investing in companies that are best positioned to benefit from improving trends and to deliver long-term earnings growth.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
              Mid Cap Growth Fund and Russell Mid Cap Growth Index


                            Mid Cap      Russell Mid Cap
                            Growth           Growth
           05/01/2000       10,000           10,000
           12/31/2000        8,750            8,069
           12/31/2001        6,290            6,443
           12/31/2002        4,240            4,677
           12/31/2003        6,330            6,675

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Mid Cap Growth Fund                    49.29%         -11.71%
Russell Mid Cap Growth Index           42.71%         -10.44%
--------------------------------------------------------------------------

* Inception Date May 1, 2000.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 36.84% for the year ended December 31, 2003, compared to the 38.07% return for its benchmark, the Russell Mid Cap Value Index.

On an absolute basis, our holdings within Financials, Consumer Discretionary and Energy had the most positive impacts on total return. No sectors detracted from total return.

Relative to the Russell Mid Cap Value Index, our selection of stocks in Energy and, secondarily, Consumer Discretionary, was strong, benefiting performance.

We continue to be significantly overweight the Health Care and Energy sectors and substantially underweight Information Technology and Utilities. This is not due to our outlook on the sectors themselves, but is a result of our bottom-up stock selection process. We believe our holdings within Health Care and Energy remain very attractive on a fundamental and valuation basis. The fundamentals of the companies we own in both sectors are, in our opinion, more favorable now, going into 2004, than they were going into 2003. As for our underweight allocation to Information Technology, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

We have a neutral view on the stock market. We believe 2004 is likely to be a year of normal, single-digit returns. After a strong 2003, we believe investors' positive expectations are already being reflected in many equity valuations, and see little remaining that could carry the market significantly higher. We do, however, believe that there is ample opportunity for select stocks in 2004: those companies trading at valuations below what they are worth. While we don't know when the valuation gaps will close, we are confident that they will. We are therefore more bullish on our value-oriented portfolio than on the equity market as a whole. Our portfolio has a higher return on equity (a measure of profitability and how effectively companies use shareholders' money) and higher historical & prospective earnings growth rates versus the Russell Mid Cap Value Index. This is representative of our high quality discipline, and of our affinity for growth but our discipline of under-paying for it.

We can't predict what the economy or the market will do in 2004. This is irrelevant given that we run the portfolio on a bottom-up basis. What we do to reduce risk is to pay low prices for strong, well-run businesses possessing the ability to act/react to favorable and unfavorable economic conditions and events. We also try to ensure that there is enough upside potential to justify the investment risks we take. In all, we are pleased with the portfolio of companies we own going into the New Year.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Mid Cap Value Fund and Russell Mid Cap Value Index


                            Mid Cap
                             Value     Russell Mid Cap Value
           05/01/2000       10,000           10,000
           12/31/2000       12,349           11,752
           12/31/2001       11,958           12,026
           12/31/2002       10,832           10,865
           12/31/2003       14,823           15,002

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Mid Cap Value Fund                     36.84%          11.44%
Russell Mid Cap Value Index            38.07%          11.70%
--------------------------------------------------------------------------

* Inception Date May 1, 2000.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 25.61% for the year ended December 31, 2003, compared to the 29.75% return for its benchmark, the Russell 1000 Growth Index.

During the year, many factors impacted global economies and financial markets. Early in the year, uncertainty about economic recovery and geopolitical events, including impending war in Iraq, pushed U.S. interest rates to their lowest level in more than four decades. However, following the end of major conflict in Iraq, many economic indicators turned positive. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. An equity market rally started in late March 2003 and continued through the end of the year. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years.

On a sector-weighted basis, the Fund's positive contributors to performance in 2003 were our overweight positions in the Retail, Finance, Electronic Technologies and Consumer Services sectors and our underweight position in Consumer Non-Durables. Despite the Fund's double-digit returns, there were some detractors to performance. Among these, most significant on a sector weightings basis were our overweight positions in communications, and technology services. Some notable changes in the Fund's positioning over the second half of the year included a significant increase in the Energy Minerals sector-- in absolute terms as well as in comparison with the Russell 1000 Growth Index. We also gradually increased the Fund's Electronic Technology sector weighting. Toward the very end of 2003, we sought to take advantage of a general decline in share prices and valuations in the retail sector and grew our relative exposure.

Meanwhile, we gradually reduced the Fund's exposure to the consumer services sector with partial sales of various stocks. We also reduced the Fund's stake in utilities. At year-end, the Fund's largest sector weighting was in the health technology. Our selections among health technology stocks were composed primarily of large capitalization and specialty pharmaceutical companies. While we

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

recognized significant challenges facing the pharmaceuticals industry, we believed the mitigating factors were abundantly reflected in their attractive stock price valuations, and thus sought to create some very attractive long-term investment opportunities, consistent with our investment strategy.

Independence Capital Management, Inc.
Investment Adviser
Franklin Advisers, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Large Cap Growth Fund and Russell 1000 Growth Index

                           Large Cap
                            Growth     Russell 1000 Growth
           05/01/2002       10,000           10,000
           12/31/2002        8,440            8,061
           12/31/2003       10,602            10459

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Large Cap Growth Fund                  25.61%           3.56%
Russell 1000 Growth Index              29.75%           2.73%
--------------------------------------------------------------------------

* Inception Date May 1, 2002.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 25.13% for the year ended December 31, 2003, compared to a 40.19% and 38.07% return for its benchmarks, the S&P Mid Cap 400 Barra Value Index and the Russell Mid Cap Value Index, respectively.

Stock selection in the consumer discretionary sector detracted from relative performance for the twelve-month period ended December 31, 2003. The returns of certain Fund holdings in the personal and household products industry suffered, as a result of disappointing sales and excess production volume. Additionally, the Fund's lack of exposure to the information technology sector hurt relative returns. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the Fund's sector holdings. The Fund's overweight position in the materials sector also hurt relative performance for the time period. Although the sector posted solid returns, on a relative basis, it did not keep pace with other better performing sectors.

The Fund's relative overweight position in the strong performing health care sector aided returns, as the sector was among the top performers for the time period. In addition, Fund stock selection in the energy sector benefited relative performance. Certain Fund holdings in the oil well services and equipment industry performed well, stemming from resolution of litigation and increased demand for various services. The Fund's underweight position in the telecommunication services sector also aided relative performance.

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

Recent feedback from meetings with management of a number of companies the Fund is invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve - albeit unevenly across the economic sectors - and should aid corporate profitability going forward. In our opinion, the next step should be for manufacturing volumes to increase, further leveraging the growth in earnings.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co. LLC
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
      Strategic Value Fund, S&P Mid Cap 400 Barra Value Index, and Russell
                              Mid Cap Value Index.


                                                            S&P Mid
                                                            Cap 400
                           Strategic      Russell Mid        BARRA
                             Value         Cap Value         Value
           05/01/2002       10,000           10,000         10,000
           12/31/2002        8,575            8,380          8,057
           12/31/2003       10,730           11,570         11,295

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
Strategic Value Fund                   25.13%           4.31%
S&P Mid Cap 400 Barra Value Index      40.19%           7.58%
Russell Mid Cap Value                  38.07%           9.14%
--------------------------------------------------------------------------

* Inception Date May 1, 2002.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

REIT FUND

The Penn Series REIT Fund returned 35.49% for the year ended December 31, 2003, compared with the 37.06% return for its benchmark, the Wilshire Real Estate Securities Index.

Both the Wilshire Real Estate Securities Index (WRESI) and the portfolio posted strong returns for the quarter. Returns for the WRESI were largely driven by the regional retail sector, which benefited from resilient consumer spending and new store openings by retailers. Security selection in the industrial and local retail sectors contributed positively to the portfolio's performance. Overweighting the diversified sector, which outperformed the Wilshire benchmark, also helped performance. Limiting our exposure to the apartment sector also proved beneficial during the quarter. This area, which is suffering due to weak employment growth, the relative attractiveness of home ownership and too much supply, was the second worst property type in the Wilshire benchmark for the quarter.

Security selection in the regional retail sector was a drag on fourth quarter portfolio results. Underweighting the office sector, which outperformed the benchmark, and an overweight position in the manufactured housing sector, an area that lagged for both the portfolio and the WRESI, also had a negative impact on returns.

We believe that real estate fundamentals have bottomed in almost all property sectors. Those sectors tied most closely to the economy, such as lodging and industrial, have already registered a pickup in activity. The lodging sector is seeing increased demand, which has led to higher occupancy and room rates. Companies owning warehouse properties are reporting increased leasing activity, which we would expect to improve occupancy and rental rates. The multi-family area appears to have seen a bottoming in fundamentals. We would expect that increases in employment and household formations should begin to help this sector, however, continued low interest rates and consistent levels of new construction may hold back its recovery. Occupancy rates will likely increase in 2004, but landlords will continue to battle downward pressure on rents and continued capital cost. The retail sector continues to be strong, especially those companies which own regional malls.

As the economic recovery continues to strengthen, we would anticipate a resulting increase in job formation which should in turn help to improve real estate fundamentals. Cash flows at the company level, in our view, should improve in 2004 relative to 2003. Cash flow growth for the real estate securities sector was modestly negative in 2003 compared to 2002, but is expected to turn positive in 2004. Typically, those sectors with the shortest lease terms and highest correlation to the economy will see the most improvement in cash flow. The portfolio will focus on those sectors which are seeing accelerating cash flow growth, but will also continue to remain cognizant of valuations. Dividends at the individual company level are expected to remain stable.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities LLC
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               REIT Fund and Wilshire Real Estate Securities Index

                                       Wilshire Real Estate
                             REIT           Securities
           05/01/2002       10,000           10,000
           12/31/2002        9,245            9,355
           12/31/2003       12,525           12,822

--------------------------------------------------------------------------
                                       1 Year      Since Inception*
REIT Fund                              35.49%          14.42%
Wilshire Real Estate Securities Index  37.06%          16.09%
--------------------------------------------------------------------------

* Inception Date May 1, 2002.
The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MONEY MARKET FUND

                                                               Par      Value
                                                              (000)     (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 27.4%
--------------------------------------------------------------------------------
Automobiles & Related -- 4.9%
American Honda Finance
  1.040%, 01/06/04                                           $  2,500   $  2,500
Toyota Motor Corp.
  1.050%, 01/23/04                                              1,000        999
  1.070%, 01/22/04                                              1,400      1,399
                                                                        --------
                                                                           4,898
                                                                        --------
Banking -- 6.5%
International Bank for Reconstruction & Development
  1.050%, 01/07/04                                              3,500      3,499
Royal Bank
  1.080%, 01/09/04                                              2,750      2,749
  1.100%, 01/20/04                                                250        250
                                                                        --------
                                                                           6,498
                                                                        --------
Chemicals -- 2.5%
Du Pont (E.I.) De Nemours and Co.
  1.050%, 01/07/04                                              2,500      2,500
                                                                        --------
Finance -- 8.2%
American Express Credit Corp.
  1.050%, 01/02/04                                              1,000      1,000
American General Finance, Inc.
  1.060%, 01/07/04                                              1,100      1,100
General Electric Capital Corp.
  1.070%, 01/07/04                                              2,400      2,400
UBS Paine Webber Group, Inc.
  1.050%, 01/02/04                                              3,700      3,700
                                                                        --------
                                                                           8,200
                                                                        --------
General Obligation Notes -- 1.0%
Texas State Public Finance Authority
  1.150%, 02/04/04                                              1,000      1,000
                                                                        --------
Insurance -- 0.7%
New York Life Insurance Co.
  1.050%, 01/09/04                                                700        700
                                                                        --------
Pharmaceuticals -- 3.6%
Abbott Laboratories
  1.080%, 01/20/04                                              3,600      3,598
                                                                        --------
TOTAL COMMERCIAL PAPER
(Cost $27,394)                                                            27,394
                                                                        --------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 34.1%
--------------------------------------------------------------------------------
Banking -- 6.0%
Bank of America Corp.
  7.625%, 06/15/04                                                205        211
Bank One Corp.
  5.625%, 02/17/04                                                931        936
  7.250%, 08/15/04                                                 10         10
First Bank of Minnesota
  7.550%, 06/15/04                                                100        103
International Bank for Reconstruction & Development
  4.750%, 04/30/04                                                120        121
Mellon Financial Corp.
  6.000%, 03/01/04                                              1,114      1,123
NCNB Texas National
  9.500%, 06/01/04                                                195        201

                                                               Par      Value
                                                              (000)     (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banking -- (continued)
Star Bank
  6.375%, 03/01/04                                                200        202
SunTrust Banks, Inc.
  6.125%, 02/15/04                                                310        312
U.S. Bancorp
  6.000%, 05/15/04                                                150        153
  6.500%, 06/15/04                                                100        102
  7.050%, 06/15/04                                              1,000      1,028
Wachovia Corp.
  6.625%, 06/15/04                                                375        384
  6.700%, 06/21/04                                                202        207
  7.100%, 08/15/04                                                302        312
Wells Fargo & Co.
  5.450%, 05/03/04                                                105        106
  6.000%, 02/01/04                                                 55         55
  6.625%, 07/15/04                                                150        154
  6.625%, 07/15/04                                                110        113
  7.200%, 04/01/04                                                 75         76
  9.125%, 02/01/04                                                100        101
                                                                        --------
                                                                           6,010
                                                                        --------
Chemicals -- 0.1%
Du Pont (E.I.) De Nemours and Co.                                 100        101
                                                                        --------
  8.125%, 03/15/04

Computers & Office Equipment -- 1.4%
IBM Corp.                                                       1,330      1,347
                                                                        --------
  5.625%, 04/12/04

Energy Resources & Services -- 1.4%
Consolidated Edison Co. of New York
  7.625%, 03/01/04                                              1,124      1,135
Iowa Illinois Gas & Electric
  7.700%, 05/15/04                                                 10         10
Tennessee Valley Authority
  4.750%, 07/15/04                                                250        255
                                                                        --------
                                                                           1,400
                                                                        --------
Finance -- 9.5%
American Express Co. 144A @
  6.500%, 02/15/04                                                100        101
American Express Co.
  6.750%, 06/23/04                                                699        717
American General Corp.
  7.125%, 02/15/04                                                250        252
Associates Corp.
  5.500%, 02/15/04                                                940        945
  5.800%, 04/20/04                                                506        513
  7.880%, 05/18/04                                                100        102
Bear Stearns Cos., Inc.
  6.150%, 03/02/04                                                140        141
Citigroup, Inc.
  5.800%, 03/15/04                                                370        373
  7.125%, 03/15/04                                                123        124
  7.200%, 02/01/04                                                685        688
General Electric Capital Corp.
  5.375%, 04/23/04                                                127        129
  8.090%, 04/01/04                                                750        762

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE MONEY MARKET FUND

                                                               Par      Value
                                                              (000)     (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance -- (continued)
J.P. Morgan Chase & Co.
  5.750%, 02/25/04                                           $  1,175   $  1,183
  5.750%, 04/15/04                                                585        592
Merrill Lynch & Co., Inc.
  5.350%, 06/15/04                                                205        209
  5.460%, 05/07/04                                                585        593
  6.180%, 04/20/04                                                 83         84
  6.550%, 08/01/04                                                255        263
Morgan Stanley Dean Witter & Co.
  5.625%, 01/20/04                                              1,687      1,692
UBS Paine Webber Group, Inc.
  6.375%, 05/15/04                                                 45         46
                                                                        --------
                                                                           9,509
                                                                        --------
Food & Beverages -- 4.6%
Pepsi Bottling Holdings, Inc. 144A @
  5.375%, 02/17/04                                              4,186      4,208
Pepsico Capital
  1.720%**, 04/01/04                                              401        399
                                                                        --------
                                                                           4,607
                                                                        --------
Insurance -- 0.5%
AIG Sunamerica Global Financing
  5.200%, 05/10/04                                                500        507
                                                                        --------
Machinery & Heavy Equipment -- 1.2%
Caterpillar Financial Services Corp.
  6.875%, 08/01/04                                                135        139
Stanley Works
  5.750%, 03/01/04                                              1,050      1,058
                                                                        --------
                                                                           1,197
                                                                        --------
Oil & Gas -- 0.5%
BP America
  9.875%, 03/15/04                                                430        437
ChevronTexaco Corp.
  6.625%, 10/01/04                                                 85         88
                                                                        --------
                                                                             525
                                                                        --------
Pharmaceuticals -- 0.1%
Abbott Laboratories
  5.125%, 07/01/04                                                105        107
                                                                        --------
Restaurants -- 1.0% McDonald's Corp.
  5.150%, 07/01/04                                                970        989
  7.800%, 10/01/04                                                 25         26
                                                                        --------
                                                                           1,015
                                                                        --------
Retail -- 2.8%
CVS Corp. 144A @o
  5.500%, 02/15/04                                              2,350      2,363
Dayton Hudson
  7.250%, 09/01/04                                                 20         21
Wal-Mart Stores, Inc.
  7.500%, 05/15/04                                                408        417
                                                                        --------
                                                                           2,801
                                                                        --------
Telecommunications -- 5.0%
Bellsouth Telecommunications, Inc.
  6.375%, 06/15/04                                              1,319      1,349
SBC Communications, Inc.
  5.800%, 02/01/04                                                400        401
  7.000%, 07/15/04                                              1,235      1,272
  7.000%, 07/15/04                                                 50         52

                                                               Par      Value
                                                              (000)     (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Verizon Communications, Inc.
  5.875%, 02/01/04                                                175        176
  6.000%, 01/15/04                                                395        396
  6.250%, 02/15/04                                              1,215      1,222
  6.750%, 03/15/04                                                 85         86
                                                                        --------
                                                                           4,954
                                                                        --------
TOTAL CORPORATE BONDS
(Cost $34,080)                                                            34,080
                                                                        --------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 4.6%
--------------------------------------------------------------------------------
Automobiles & Related -- 1.6%
Toyota Motor Credit Corp.
  5.030%, 07/16/04                                              1,500      1,532
                                                                        --------
Banking -- 0.9%
Bank of America Corp.
  5.750%, 03/01/04                                                896        902
                                                                        --------
Finance -- 2.0%
Citigroup, Inc.
  7.000%, 03/15/04                                                790        799
  7.750%, 08/15/04                                                 11         11
General Electric Capital Corp.
  7.250%, 05/03/04                                                566        578
Merrill Lynch & Co., Inc.
  5.700%, 02/06/04                                                600        602
UBS Paine Webber Group, Inc.
  6.730%, 01/20/04                                                 20         20
                                                                        --------
                                                                           2,010
                                                                        --------
Machinery & Heavy Equipment -- 0.1%
Caterpillar Financial Services Corp.
  4.000%, 10/15/04                                                 30         31
  6.090%, 03/01/04                                                 75         75
                                                                        --------
                                                                             106
                                                                        --------
Telecommunications -- 0.0% SBC, Corp.
  7.000%, 08/01/04                                                 25         26
                                                                        --------
TOTAL MEDIUM TERM NOTES
(Cost $4,576)                                                              4,576
                                                                        --------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 10.2%
--------------------------------------------------------------------------------
Federal Home Loan Bank
  7.360%, 07/01/04                                                105        108
Federal Home Loan Bank Discount Note
  1.040%, 01/02/04                                              3,000      3,000
Federal Home Loan Mortgage Corp. Discount Note
  1.030%, 01/06/04                                              2,450      2,450
  1.070%, 01/05/04                                                150        150
Federal National Mortgage Association
  5.625%, 05/14/04                                                300        305
Federal National Mortgage Association Discount Note
  1.030%, 01/02/04                                              1,500      1,500
  1.040%, 01/02/04                                              1,500      1,500
  1.050%, 01/07/04                                              1,225      1,225
                                                                        --------

TOTAL AGENCY OBLIGATIONS
(Cost $10,238)                                                            10,238
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE MONEY MARKET FUND

                                                               Par      Value
                                                              (000)     (000)
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** -- 16.2%
--------------------------------------------------------------------------------
Agricultural Products -- 0.3%
Cargill, Inc.
  1.160%, 01/14/04                                           $    300   $    300
                                                                        --------
Banking -- 1.6%
Bank of America Corp.
  1.413%, 05/03/04                                              1,350      1,351
  6.625%, 06/15/04                                                250        256
                                                                        --------
                                                                           1,607
                                                                        --------
Healthcare -- 1.9%
Barton Healthcare, LLC                                            355        355
  1.180%, 01/07/04
Fairview Hospital & Healthcare Services
  1.150%, 01/01/04 o                                              400        400
St. Francis Healthcare Foundation
  1.800%, 01/07/04 o                                            1,185      1,185
                                                                        --------
                                                                           1,940
                                                                        --------
Parking Facilities -- 2.1%
Liliha Parking LP
  1.800%, 01/07/04 o                                            2,060      2,060
                                                                        --------

State & Local Government Bonds -- 10.3%
Berks County, PA, Industrial Development Authority
  1.240%, 01/07/04 o                                              455        455
Bloomfield, NM
  1.180%, 01/07/04 o                                              600        600
Columbia County, GA Development Authority
  1.250%, 01/07/04 o                                            1,200      1,200
Espanola, NM
  1.180%, 01/07/04 o                                              600        600
Harris County, TX, Sports Authority Special Revenue
  1.200%, 01/01/04                                              2,200      2,200
Illinois Development Finance Authority
  1.180%, 01/07/04 o                                              600        600
Montgomery County, PA Industrial Development Authority
  1.240%, 01/07/04 o                                              840        840
New York, NY - Subseries-A-9
  1.100%, 01/07/04                                              2,000      2,000
Philadelphia Authority - Industrial Development
  1.150%, 01/01/04 o                                            1,200      1,200
Silver City, NM
  1.180%, 01/07/04 o                                              600        600
                                                                        --------
                                                                          10,295
                                                                        --------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $16,202)                                                            16,202
                                                                        --------

                                                            Number of
                                                              Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds-Tempfund                                             4,720,921     4,721
Evergreen Prime Cash Management
  Money Market Fund                                          2,076,925     2,077
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,798)                                                              6,798
                                                                        --------

                                                                          Value
                                                                          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 99.3%
  (Cost $99,288)(a)                                                     $ 99,288

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.7%                                                     661
                                                                        --------

NET ASSETS APPLICABLE TO 99,949,885
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 99,949
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   1.00
                                                                        ========

(a)   Cost for Federal income tax purposes.

 o The security is a taxable municipal issue enhanced by a bank letter of credit.

**    Effective Yield

*** The rate shown is the rate as of December 31, 2003, and the maturity is the next interest readjustment date.

@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

        Maturity               Market            % of
        Schedule             Value (000)       Portfolio         (Cumulative)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         1-7 days            $    47,619            48.0%           48.0%
        8-14 days                  3,749             3.8%           51.8%
       15-30 days                  8,353             8.4%           60.2%
       31-60 days                 14,542            14.7%           74.9%
       61-90 days                  6,557             6.6%           81.5%
      91-120 days                  3,902             3.9%           85.4%
     121-150 days                  4,290             4.3%           89.7%
    over 150 days                 10,276            10.3%          100.0%
                             ----------------------------
                             $    99,288           100.0%

Average Weighted Maturity -- 43.77 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE QUALITY BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.4%
--------------------------------------------------------------------------------
Automobiles & Related -- 1.9%
Ford Motor Co.
  7.450%, 07/16/31                                           $  1,000   $  1,011
General Motors Acceptance Corp.
  8.000%, 11/01/31                                              2,000      2,246
                                                                        --------
                                                                           3,257
                                                                        --------
Cable Operators -- 0.8%
Tele-Communications, Inc.
  9.875%, 06/15/22                                              1,000      1,368
                                                                        --------
Computer Services & Software -- 0.6%
Electronic Data Systems Corp.
  7.450%, 10/15/29                                              1,000      1,000
                                                                        --------
Diversified Operations -- 0.7%
Bombadier, Inc. 144A @
  6.750%, 05/01/12                                              1,000      1,093
                                                                        --------
Finance -- 0.7%
CIT Group, Inc.
  7.750%, 04/02/12                                              1,000      1,181
                                                                        --------
Healthcare -- 0.6%
Tenet Healthcare Corp.
  7.375%, 02/01/13                                              1,000      1,005
                                                                        --------
Oil & Gas -- 0.6%
Tennessee Gas Pipeline Co.
  8.375%, 06/15/32                                              1,000      1,061
                                                                        --------
Paper & Related Products -- 0.6%
Abitibi-Consolidated, Inc.
  8.850%, 08/01/30                                              1,000      1,081
                                                                        --------
Photography Equipment & Supplies -- 1.2%
Eastman Kodak Co.
  6.375%, 06/15/06                                              1,000      1,059
  7.250%, 11/15/13                                              1,000      1,049
                                                                        --------
                                                                           2,108
                                                                        --------
Services - Commercial -- 0.7%
Cendant Corp.
  7.125%, 03/15/15                                              1,000      1,129
                                                                        --------
Telecommunications -- 2.0%
AT&T Corp.
  8.500%, 11/15/31                                              2,000      2,337
Sprint Capital Corp.
  8.750%, 03/15/32                                              1,000      1,181
                                                                        --------
                                                                           3,518
                                                                        --------
TOTAL CORPORATE BONDS
(Cost $15,731)                                                            17,801
                                                                        --------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 0.6%
--------------------------------------------------------------------------------
Associates Corp. N.A
  7.750%, 02/15/05
(Cost $1,002)                                                   1,000      1,064
                                                                        --------

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.4%
--------------------------------------------------------------------------------
U.S. Treasury Bonds -- 9.2%
  5.375%, 02/15/31                                           $ 15,100   $ 15,747
                                                                        --------
U.S. Treasury Inflation Indexed Notes -- 5.1%
  3.375%, 01/15/07                                              7,000      8,855
                                                                        --------
U.S. Treasury Notes -- 9.1%
  2.625%, 05/15/08                                              5,000      4,925
  4.250%, 11/15/13                                             10,000      9,989
  5.750%, 11/15/05                                                725        778
                                                                        --------
                                                                          15,692
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,315)                                                            40,294
                                                                        --------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 33.6%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. -- 0.1%
  5.500%**, 08/15/21 ++                                         1,173         91
                                                                        --------
Federal National Mortgage Association -- 28.8%
  5.000%, 01/25/33 TBA                                         11,500     11,379
  5.500%**, 05/25/19 ++                                         6,793        609
  6.000%, 03/01/33                                              7,900      8,170
  6.500%, 01/01/28                                                425        446
  6.500%, 04/01/28                                                224        234
  6.500%, 01/01/29                                              1,036      1,086
  6.500%, 08/01/29                                                 55         58
  6.500%, 02/01/31                                                294        307
  6.500%, 05/01/31                                                382        400
  6.500%, 06/01/31                                                 55         58
  6.500%, 08/01/31                                                 47         49
  6.500%, 09/01/31                                                173        181
  6.500%, 11/01/31                                                892        932
  6.500%, 02/01/32                                                324        339
  6.500%, 04/01/32                                                802        838
  6.500%, 06/01/32                                                359        375
  6.500%, 08/01/32                                                899        941
  6.500%, 11/01/32                                                216        226
  6.500%, 01/01/33                                                888        929
  6.500%, 02/01/33                                                951        995
  6.500%, 06/01/33                                              2,609      2,728
  7.000%, 07/01/28                                                646        684
  7.000%, 05/01/29                                                500        529
  7.000%, 03/01/30                                                641        679
  7.000%, 02/01/31                                                619        655
  7.000%, 07/01/31                                                547        580
  7.000%, 08/01/31                                              1,217      1,288
  7.000%, 09/01/31                                                538        569
  7.000%, 02/01/32                                                586        620
  7.000%, 05/01/32                                              1,718      1,818
  7.000%, 12/01/32                                             10,289     10,865
                                                                        --------
                                                                          49,567
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE QUALITY BOND FUND

                                                              Par       Value
                                                             (000)      (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Government National Mortgage Association -- 1.7%
  9.000%, 10/15/30                                          $  1,956   $  2,145
  9.000%, 11/15/30                                               761        833
                                                                       --------
                                                                          2,978
                                                                       --------
Sallie Mae Discount Note -- 3.0%
  0.750%**, 01/05/04                                           5,200      5,199
                                                                       --------

TOTAL AGENCY OBLIGATIONS
(Cost $57,612)                                                           57,835
                                                                       --------

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.9%
-------------------------------------------------------------------------------
Bank of America Commercial Mortgage, Inc.
  7.109%, 11/15/31                                             5,303      5,837
                                                                       --------
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                             4,000      4,009
  6.850%, 05/15/19                                             2,117      2,169
  7.210%, 02/01/32                                                74         74
  7.470%, 02/01/32                                             3,500      3,506
  7.620%, 05/01/31                                             3,000      3,080
  7.730%, 04/01/32                                             1,000      1,019
                                                                       --------
                                                                         13,858
                                                                       --------
GE Capital Commercial Mortgage Corp.
  6.079%, 05/15/33                                             3,362      3,629
                                                                       --------
Green Tree Financial Corp.
  5.760%, 11/01/18                                               741        759
  6.060%, 04/01/18                                               775        786
  6.080%, 12/01/30                                               679        700
  7.330%, 04/01/31                                             4,000      4,164
                                                                       --------
                                                                          6,409
                                                                       --------
LB-UBS Commercial Mortgage Trust
  5.401%, 03/15/26                                             3,211      3,379
  6.058%, 06/15/20                                             3,670      3,971
                                                                       --------
                                                                          7,350
                                                                       --------
Morgan Stanley Capital I, Inc. 144A @
  6.950%, 12/12/05                                               824        871
                                                                       --------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                             3,284      3,532
  7.520%, 07/15/08                                             1,222      1,361
                                                                       --------
                                                                          4,893
                                                                       --------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $42,892)                                                           42,847
                                                                       --------

-------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 3.1%
-------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
  5.380%, 06/25/07                                             3,034      3,130
Railcar Leasing L.L.C
  7.125%, 01/15/13                                             2,000      2,228
                                                                       --------

TOTAL ASSET BACKED SECURITIES
(Cost $4,953)                                                             5,358
                                                                       --------

                                                            Number of    Value
                                                             Shares      (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.3%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempFund                                          7,513,552  $  7,513
Evergreen Prime Cash Management
  Money Market Fund                                         8,512,927     8,513
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,026)                                                           16,026
                                                                       --------

TOTAL INVESTMENTS --- 105.3%
  (Cost $178,531) (a)                                                   181,225

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (5.3)%                                             (9,126)
                                                                       --------

NET ASSETS APPLICABLE TO 16,373,820
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $172,099
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  10.51
                                                                       ========

----------------------------------------------
++    IO - Interest Only Security

**    Effective Yield

@ Security restricted and/or exempt from registration under Rule144A of the Securities Act of 1933.

TBA - To be Announced

(a) At December 31, 2003, the cost for Federal income tax purposes was $178,532,154. Net unrealized appreciation was $2,693,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,678,520 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($985,257).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 88.4%
--------------------------------------------------------------------------------
Advertising -- 0.8%
Advanstar Communications, Inc.
  12.000%, 02/15/11                                          $     75   $     79
Advanstar Communications, Inc. 144A @
  10.750%, 08/15/10                                                25         27
RH Donnelley Finance Corp.
  8.875%, 12/15/10                                                 25         28
  10.875%, 12/15/12                                               475        564
                                                                        --------
                                                                             698
                                                                        --------
Aerospace & Defense -- 1.7%
BE Aerospace, Inc. 144A@
  8.500%, 10/01/10                                                 75         81
GenCorp, Inc. 144A @
  9.500%, 08/15/13                                                650        674
Sequa Corp.
  9.000%, 08/01/09                                                 50         55
TD Funding Corp.
  8.375%, 07/15/11                                                150        160
Vought Aircraft Industries, Inc. 144A @
  8.000%, 07/15/11                                                425        434
                                                                        --------
                                                                           1,404
                                                                        --------
Automobiles & Related -- 2.9%
Accuride Corp.
  9.250%, 02/01/08                                                 25         26
Asbury Automative Group, Inc. 144A @
  8.000%, 03/15/14                                                200        201
Collins & Aikman Products
  10.750%, 12/31/11                                                75         74
Dana Corp.
  7.000%, 03/15/28                                                 25         25
  7.000%, 03/01/29                                                150        149
  9.000%, 08/15/11                                                125        150
Dura Operating Corp.
  9.000%, 05/01/09                                                 75         75
Eagle-Picher Industries, Inc. 144A @
  9.750%, 09/01/13                                                200        216
Goodyear Tire & Rubber Co.
  7.857%, 08/15/11                                                175        153
HLI Operating Co., Inc.
  10.500%, 06/15/10                                               175        201
Intermet Corp.
  9.750%, 06/15/09                                                150        154
Tenneco, Inc.
  11.625%, 10/15/09                                               200        216
TRW Automotive, Inc.
  9.375%, 02/15/13                                                400        457
  11.000%, 02/15/13                                               250        294
                                                                        --------
                                                                           2,391
                                                                        --------
Broadcast/Media -- 3.5%
Granite Broadcasting Corp. 144A @
  9.750%, 12/01/10                                                 75         75
Gray Television, Inc.
  9.250%, 12/15/11                                                150        167
Paxson Communications Corp.
  9.271%**, 01/15/09                                              100         88
  10.750%, 07/15/08                                                75         82
Quebecor Media, Inc.
  11.125%, 07/15/11                                               550        637

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Broadcast/Media -- (continued)
Radio Unica Corp.
  11.750%, 08/01/06 #                                        $    425   $    286
Sinclair Broadcast Group
  8.000%, 03/15/12                                                250        270
Vivendi Universal SA 144A @
  9.250%, 04/15/10                                                500        592
XM Satellite Radio, Inc.
  6.725%**, 12/31/09                                              355        317
  12.000%, 06/15/10                                               225        254
Young Broadcasting, Inc.
  10.000%, 03/01/11                                               127        137
                                                                        --------
                                                                           2,905
                                                                        --------
Building & Building Supplies -- 1.2%
Ainsworth Lumber Co. Ltd.
  12.500%, 07/15/07                                               100        118
  13.875%, 07/15/07                                               350        402
Norcraft Cos. LP 144A @
  9.000%, 11/01/11                                                250        270
Texas Industries, Inc.
  10.250%, 06/15/11                                               175        198
                                                                        --------
                                                                             988
                                                                        --------
Building & Real Estate -- 2.7%
American Builders & Contractors Supply Co.
  10.625%, 05/15/07                                               500        518
Associated Materials, Inc.
  9.750%, 04/15/12                                                375        411
Brand Services, Inc.
  12.000%, 10/15/12                                               225        260
LNR Property Corp. 144a @
  7.250%, 10/15/13                                                250        254
Mobile Mini, Inc.
  9.500%, 07/01/13                                                125        138
Nortek, Inc.
  9.875%, 06/15/11                                                200        220
Wachenhut Corrections Corp. 144A @
  8.250%, 07/15/13                                                 50         53
WCI Communities, Inc.
  9.125%, 05/01/12                                                 75         82
  10.625%, 02/15/11                                               100        113
WCI Communities, Inc. 144A @
  7.875%, 10/01/13                                                150        158
                                                                        --------
                                                                           2,207
                                                                        --------
Cable Operators -- 2.4%
Charter Communications Holdings LLC
  10.000%, 04/01/09                                                25         22
  11.125%, 01/15/11                                               475        436
Charter Communications Holdings LLC 144A @
  8.750%, 11/15/13                                                400        407
Charter Communications Hldgs. II LLC 144A@
  10.250%, 09/15/10                                               400        420
Mediacom Broadband LLC
  11.000%, 07/15/13                                               250        281
Telewest Communications PLC
  9.875%, 02/01/10 #                                              175        108
  13.626%**, 02/01/10                                             575        282
                                                                        --------
                                                                           1,956
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chemicals -- 5.1%
Arco Chemical Co.
  9.800%, 02/01/20                                           $    175   $    176
Avecia Group PLC
  11.000%, 07/01/09                                               350        315
Equistar Chemicals LP
  10.625%, 05/01/11                                                50         55
HMP Equity Holdings Corp. 144A @
  15.415%**, 05/15/08                                             150         92
Huntsman Co. LLC 144A @
  11.625%, 10/15/10                                               125        128
Huntsman Advanced Materials LLC 144A @
  11.000%, 07/15/10                                               175        193
Huntsman ICI Chemicals
  10.125%, 07/01/09                                               100        103
Huntsman International LLC 144A @
  9.875%, 03/01/09                                                225        246
Koppers, Inc. 144A @
  9.875%, 10/15/13                                                175        193
Kronos International, Inc.
  8.875%, 06/30/09                                                125        169
Lyondell Chemical Co.
  9.500%, 12/15/08                                                150        157
  9.625%, 05/01/07                                                 25         26
MacDermid, Inc.
  9.125%, 07/15/11                                                100        112
Messer Griesheim Holding AG
  10.375%, 06/01/11                                               125        182
Nalco Co. 144A @
  7.750%, 11/15/11                                                100        107
Noveon, Inc. (B)
  13.000%, 08/31/11                                               373        397
Omnova Solutions, Inc. 144A @
  11.250%, 06/01/10                                               175        194
Resolution Performance Products LLC
  9.500%, 04/15/10                                                175        178
Rhodia SA 144A @
  7.625%, 06/01/10                                                 25         24
  8.875%, 06/01/11                                                350        322
Rockwood Specialties, Inc. 144A @
  10.625%, 05/15/11                                               250        279
Salt Holdings Corp., Inc. 144A @
  5.526%**, 06/01/13                                              525        362
United Agri Products 144A @
  8.250%, 12/15/11                                                175        180
                                                                        --------
                                                                           4,190
                                                                        --------
Computer - Internet Services & Software -- 0.0%
Globix Corp.
  11.000%, 05/01/08                                                44         38
                                                                        --------
Computer Services & Software -- 0.3%
IPC Acquisition Corp.
  11.500%, 12/15/09                                               250        273
                                                                        --------
Consumer Products -- 2.7%
American Acheivement Corp.
  11.625%, 01/01/07                                               150        165

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Products -- (continued)
American Safety Razor Co.
  9.875%, 08/01/05                                           $    225   $    225
Armkel LLC
  9.500%, 08/15/09                                                325        357
Chattem, Inc.
  8.875%, 04/01/08                                                200        206
Equinox Holdings Ltd. 144A @
  9.000%, 12/15/09                                                150        155
Jostens Holdings Corp. 144A @
  5.058%**, 12/01/13                                              350        220
Jostens, Inc.
  12.750%, 05/01/10                                               500        568
Rayovac Corp.
  8.500%, 10/01/13                                                 75         79
Salton, Inc.
  12.250%, 04/15/08                                               100        106
Simmons Co. 144A @
  7.875%, 01/15/14                                                125        126
                                                                        --------
                                                                           2,207
                                                                        --------
Containers -- 4.6%
AEP Industries, Inc.
  9.875%, 11/15/07                                                125        126
Bway Corp.
  10.000%, 10/15/10                                               300        327
Constar International, Inc.
  11.000%, 12/01/12                                               125        106
Crown Holdings, Inc.
  9.500%, 03/01/11                                                300        340
  10.875%, 03/01/13                                               400        470
Graphic Packaging International Corp. 144A @
  8.500%, 08/15/11                                                150        164
Greif Brothers Corp. 144A @
  8.875%, 08/01/12 ^                                              100        110
Owens-Brockway Glass Container, Inc.
  7.750%, 05/15/11                                                100        107
  8.250%, 05/15/13                                                225        241
  8.875%, 02/15/09                                                300        329
Owens-Illinois, Inc.
  7.150%, 05/15/05                                                 50         52
  7.350%, 05/15/08                                                 75         77
Plastipak Holdings, Inc.
  10.750%, 09/01/11                                               425        473
Pliant Corp.
  11.125%, 09/01/09                                               175        189
Stone Container Corp.
  8.375%, 07/01/12                                                 50         54
  9.750%, 02/01/11                                                150        166
Stone Container Finance - Canada 144A @
  11.500%, 08/15/06                                               300        315
Tekni-Plex, Inc. 144A @
  8.750%, 11/15/13                                                125        130
                                                                        --------
                                                                           3,776
                                                                        --------
Distribution Services -- 0.3%
Aviall, Inc.
  7.625%, 07/01/11                                                200        209
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Operations -- 0.7%
Fisher Scientific International, Inc.
  8.125%, 05/01/12                                           $    152   $    163
Rexnord Corp.
  10.125%, 12/15/12                                               300        329
SCG Holding Corp./Semiconductor Components (B)
  Industries LLC 144A @
  15.008%**, 08/04/11                                              75         84
                                                                        --------
                                                                             576
                                                                        --------
Electronic Components & Semiconductors -- 2.3%
AMI Semiconductor, Inc.
  10.750%, 02/01/13                                                81         97
Amkor Technologies, Inc.
  7.750%, 05/15/13                                                175        188
ASAT Finance
  12.500%, 11/01/06                                               244        259
Chippac International Ltd.
  12.750%, 08/01/09                                               200        221
Fairchild Semiconductor International, Inc.
  10.500%, 02/01/09                                               100        111
On Semiconductor Corp.
  12.000%, 03/15/10                                               100        119
  13.000%, 05/15/08                                               275        320
Sanmina-SCI Corp.
  10.375%, 01/15/10                                               175        205
SCG Holding Corp.
  12.000%, 08/01/09                                               175        188
Stratus Technologies, Inc. 144A @
  10.375%, 12/01/08                                               125        132
Telex Communications, Inc. 144A @
  11.500%, 10/15/08                                                50         53
                                                                        --------
                                                                           1,893
                                                                        --------
Energy Resources & Services -- 10.5%
AES Corp.
  8.875%, 02/15/11                                                450        491
  9.375%, 09/15/10                                                300        333
AES Corp. 144A @
  9.000%, 05/15/15                                                375        424
Allegheny Energy Supply Co. LLC 144A @
  8.750%, 04/15/12                                                275        259
Alleghany Energy Supply Co.
  7.800%, 03/15/11                                                375        348
Aquila, Inc.
  14.875%, 07/01/12                                               100        134
Calpine Corp.
  8.500%, 02/15/11                                                275        218
Calpine Corp. 144A @
  8.500%, 07/15/10                                                225        219
  9.875%, 12/01/11                                                200        206
CMS Energy Corp.
  8.500%, 04/15/11                                                 50         54
  9.875%, 10/15/07                                                350        390
Compagine Genera De Geophysique SA (CGG)
  10.625%, 11/15/07                                               200        212
Dynegy Holdings, Inc.
  7.125%, 05/15/18                                                 50         43
  7.625%, 10/15/26                                                 75         65
  8.750%, 02/15/12                                                125        126

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Energy Resources & Services -- (continued)
Dynegy Holdings, Inc 144A @
  10.125%, 07/15/13                                          $    425   $    489
Edison Mission Energy Corp.
  9.875%, 04/15/11                                                250        260
El Paso Energy Corp.
  7.750%, 01/15/32                                                600        511
  7.800%, 08/01/31                                                150        128
  8.050%, 10/15/30                                                 25         22
Hilcorp Energy Co. 144A @
  10.500%, 09/01/10                                               250        274
Illinois Power Co.
  11.500%, 12/15/10                                               275        330
Luscar Coal Ltd.
  9.750%, 10/15/11                                                150        170
Mission Energy Holding Co.
  13.500%, 07/15/08                                                75         73
North American Energy Partners Inc.
  8.750%, 12/01/11                                                225        236
NRG Energy, Inc. 144A @
  8.000%, 12/15/13                                                250        263
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                               275        334
Petroleum Geo-Services ASA
  10.000%, 11/05/10                                               250        267
PSE&G Energy Holdings LLC
  8.500%, 06/15/11                                                250        277
  10.000%, 10/01/09                                                25         29
Reliant Resources, Inc. 144A @
  9.250%, 07/15/10                                                 25         26
  9.500%, 07/15/13                                                375        401
South Point Energy Center LLC 144A @
  8.400%, 05/30/12                                                108        104
  9.825%, 05/30/19                                                325        294
Synagro Technologies, Inc.
  9.500%, 04/01/09                                                350        380
TNP Enterprises, Inc.
  10.250%, 04/01/10                                               175        191
Utilicorp Canada Finance Corp.
  7.750%, 06/15/11                                                 75         72
Utilicorp Unitied Corp.
  7.625%, 11/15/09                                                 25         24
                                                                        --------
                                                                           8,677
                                                                        --------
Entertainment & Leisure -- 2.5%
AMC Entertainment, Inc.
  9.875%, 02/01/12                                                 75         84
AMF Bowling Worldwide, Inc.
  13.000%, 09/01/08                                               200        224
Hockey Co.
  11.250%, 04/15/09                                               250        285
Imax Corp. 144A @
  9.625%, 12/01/10                                                100        105
Penn National Gaming, Inc.
  11.125%, 03/01/08                                               325        365
Six Flags, Inc.
  8.875%, 02/01/10                                                225        231
  9.500%, 02/01/09                                                175        183
  9.750%, 04/15/13                                                225        237

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Entertainment & Leisure -- (continued)
Six Flags, Inc. 144A @
  9.625%, 06/01/14                                           $     50   $     52
Town Sports International, Inc.
  9.625%, 04/15/11                                                 75         80
Universal City Development Partners 144A @
  11.750%, 04/01/10                                               175        205
                                                                        --------
                                                                           2,051
                                                                        --------
Finance -- 0.5%
Alamosa Delaware Inc.
  11.000%, 07/31/10                                               252        274
FBOP Capital Trust II 144A @
  10.000%, 01/15/09 ^                                             150        161
                                                                        --------
                                                                             435
                                                                        --------
Food & Beverages -- 2.6%
Agrilink Foods, Inc.
  11.875%, 11/01/08                                                69         73
B&G Foods, Inc.
  9.625%, 08/01/07                                                225        232
Dimon Inc.
  9.625%, 10/15/11                                                325        362
Dole Foods Co.
  8.625%, 05/01/09                                                 75         82
  8.875%, 03/15/11                                                250        275
Dominos, Inc. 144A @
  8.250%, 07/01/11                                                 25         27
Le-Natures, Inc.
  9.000%, 06/15/13                                                425        448
Luigino's, Inc.
  10.000%, 02/01/06                                               300        308
Pinnacle Foods Holding Corp. 144A @
  8.250%, 12/01/13                                                225        233
PSF Group Holdings, Inc.
  9.250%, 06/15/11                                                125        126
                                                                        --------
                                                                           2,166
                                                                        --------
Healthcare -- 1.3%
Concentra Operating Corp.
  9.500%, 08/15/10                                                100        108
  13.000%, 08/15/09                                               300        335
Fresenius Medical Care Capital Trust II
  7.875%, 02/01/08                                                 25         27
Genesis HealthCare Corp. 144A @
  8.000%, 10/15/13                                                200        208
Tenet Healthcare Corp.
  6.500%, 06/01/12                                                100         96
  7.375%, 02/01/13                                                275        276
                                                                        --------
                                                                           1,050
                                                                        --------
Home Furnishings - Housewares -- 0.2%
Sealy Mattress Co.
  9.875%, 12/15/07                                                175        181
                                                                        --------
Hotels & Gaming -- 1.7%
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                               225        259
Isle of Capri Casinos, Inc.
  8.750%, 04/15/09                                                150        157
Majestic Star Casino LLC 144A @
  9.500%, 10/15/10                                                200        205

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hotels & Gaming -- (continued)
Old Evangeline Downs LC
  13.000%, 03/01/10                                          $    125   $    134
Resort International Hotel & Casino Inc.
  11.500%, 03/15/09                                                25         27
Trump Casino Holdings LLC & Trump Casino Funding, Inc.
  11.625%, 03/15/10                                               125        120
Turning Stone Casino Resort Enterprise 144A @
  9.125%, 12/15/10                                                100        109
Venetian Casino Resort LLC
  11.000%, 06/15/10                                               325        377
                                                                        --------
                                                                           1,388
                                                                        --------
Hotels & Resorts -- 1.1%
Courtyard By Marriott
  10.750%, 02/01/08                                               100        100
Extended Stay America, Inc.
  9.875%, 06/15/11                                                 25         28
John Q. Hammons Hotels, Inc.
  8.875%, 05/15/12                                                350        386
La Quinta Properties, Inc.
  8.875%, 03/15/11                                                375        415
                                                                        --------
                                                                             929
                                                                        --------
Machinery & Heavy Equipment -- 0.7%
Case New Holland, Inc. 144A@
  9.250%, 08/01/11                                                200        224
National Waterworks, Inc.
  10.500%, 12/01/12                                               325        363
                                                                        --------
                                                                             587
                                                                        --------
Manufacturing -- 1.4%
Actuant Corp.
  13.000%, 05/01/09                                               390        507
Dresser, Inc.
  9.375%, 04/15/11                                                250        272
General Cable Corp. 144A @
  9.500%, 11/15/10                                                150        160
Herbst Gaming, Inc.
  10.750%, 09/01/08                                               150        169
International Utility Structures, Inc. # (B)
  13.000%, 02/01/08                                               200          2
The Manitowoc Co., Inc.
  7.125%, 11/01/13                                                 75         77
                                                                        --------
                                                                           1,187
                                                                        --------
Medical Services & Equipment -- 1.3%
Alliance Imaging, Inc.
  10.375%, 04/15/11                                               175        185
Ameripath, Inc.
  10.500%, 04/01/13                                               225        240
Insight Health Services Corp.
  9.875%, 11/01/11                                                200        212
Quintiles Transnational Corp. 144A@
  10.000%, 10/01/13                                               175        189
Vicar Operating, Inc.
  9.875%, 12/01/09                                                250        278
                                                                        --------
                                                                           1,104
                                                                        --------
Medical Supplies & Equipment -- 0.2%
Biovail Corp.
  7.875%, 04/01/10                                                175        179
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Metal Components & Products -- 2.9%
Algoma Steel, Inc.
  11.000%, 12/31/09                                          $     75   $     73
Century Aluminum Co.
  11.750%, 04/15/08                                               350        390
Gerdau AmeriSteel Corp. (B)
  6.500%, 04/30/07                                                300        215
Earle M. Jorgensen Co.
  9.750%, 06/01/12                                                650        722
Russel Metals, Inc.
  10.000%, 06/01/09                                               300        319
Trimas Corp.
  9.875%, 06/15/12                                                325        339
United States Steel Corp.
  9.750%, 05/15/10                                                250        281
Weirton Steel Corp.
  0.500%, 04/01/08 # ^                                            138         52
                                                                        --------
                                                                           2,391
                                                                        --------
Metals & Mining -- 2.0%
Arch Western Finance LLC 144A @
  6.750%, 07/01/13                                                 75         77
Better Minerals & Aggregate Co.
  13.000%, 09/15/09                                               150         83
Bethelem Steel # ~
  10.375%, 09/01/03                                               200         --
Compass Minerals Group, Inc.
  10.000%, 08/15/11                                               125        140
CSN Islands VIII Corp. 144A @
  9.750%, 12/16/13                                                200        205
Euramax International PLC 144A @
  8.500%, 08/15/11                                                150        160
Gerdau AmeriSteel Corp. 144A @
  10.375%, 07/15/11                                               250        276
IPSCO, Inc.
  8.750%, 06/01/13                                                 50         55
Neenah Corp. 144A @
  11.000%, 09/30/10                                               125        138
  13.000%, 09/30/13                                               125        126
Steel Dynamics, Inc.
  9.500%, 03/15/09                                                300        333
Steel Dynamics, Inc. 144A @
  9.500%, 03/15/09                                                 50         55
                                                                        --------
                                                                           1,648
                                                                        --------
Oil & Gas -- 4.6%
AmeriGas Partners LP / Eagle Finance Corp.
  8.875%, 05/20/11                                                375        413
AmeriGas Partners LP
  10.000%, 04/15/06                                               250        274
ANR Pipeline Co.
  8.875%, 03/15/10                                                 50         56
Chesapeake Energy Corp.
  9.000%, 08/15/12                                                150        173
Dynegy Roseton/Danskammer LLC 144A @
  7.270%, 11/08/10                                                125        127
Encore Acquisition Co.
  8.375%, 06/15/12                                                100        108
Ferrellgas Partners LP
  8.750%, 06/15/12                                                250        275

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas -- (continued)
Hanover Equipment Trust
  8.750%, 09/01/11                                           $     75   $     79
Magnum Hunter Resources, Inc.
  9.600%, 03/15/12                                                 50         57
Petro Stopping Centers LP
  10.500%, 02/01/07                                               350        355
Southern Natural Gas Co.
  8.875%, 03/15/10                                                125        141
Stone Energy Corp.
  8.250%, 12/15/11                                                100        109
Swift Energy Co.
  10.250%, 08/01/09                                               325        353
Universal Compression, Inc.
  7.250%, 05/15/10                                                200        208
Westport Resources Corp.
  8.250%, 11/01/11                                                 75         82
Williams Cos., Inc.
  7.500%, 01/15/31                                                150        152
  7.625%, 07/15/19                                                100        105
  7.750%, 06/15/31                                                100        103
  8.125%, 03/15/12                                                100        111
  8.750%, 03/15/32                                                400        452
                                                                        --------
                                                                           3,733
                                                                        --------
Miscellaneous Consumer Products -- 0.0%
Hedstrom Holdings, Inc. ~
  12.000%, 06/01/09                                                50         --
                                                                        --------
Paper & Related Products -- 2.7%
Boise Cascade Corp.
  7.000%, 11/01/13                                                 75         78
Four M Corp.
  12.000%, 06/01/06                                               375        373
Georgia-Pacific Corp.
  8.875%, 02/01/10                                                 75         86
  9.375%, 02/01/13                                                200        230
Inland Fiber Group, Inc.
  9.625%, 11/15/07                                                 50         26
Longview Fibre Co.
  10.000%, 01/15/09                                               450        494
MDP Acquisitions PLC 144A @
  15.500%, 10/01/13                                               141        161
MDP Acquisitions PLC
  9.625%, 10/01/12                                                325        364
Potlatch Corp.
  10.000%, 07/15/11                                               325        362
                                                                        --------
                                                                           2,174
                                                                        --------
Pharmaceuticals -- 0.1%
Alpharma, Inc. 144A @
  8.625%, 05/01/11                                                 50         51
                                                                        --------
Printing & Publishing -- 4.7%
American Media Operation, Inc.
  8.875%, 01/15/11                                                 50         54
  10.250%, 05/01/09                                               175        187
Canwest Media, Inc.
  10.625%, 05/15/11                                               200        229
CBD Media, Inc. 144A @
  8.625%, 06/01/11                                                 50         55

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing -- (continued)
Dex Media East LLC
  9.875%, 11/15/09                                           $    100   $    115
  12.125%, 11/15/12                                               450        554
Dex Media, Inc. 144A @
  4.327%**, 11/15/13                                              225        159
  8.000%, 11/15/13                                                 75         79
Dex Media West LLC 144A @
  8.500%, 08/15/10                                                100        111
  9.875%, 08/15/13                                                275        320
Hollinger International Publishing
  9.000%, 12/15/10                                                150        159
Hollinger Participation Trust 144A @
  12.125%, 11/15/10                                               225        267
Houghton Mifflin Co.
  9.875%, 02/01/13                                                250        275
Liberty Group Publishing, Inc.
  11.625%, 02/01/09                                               325        325
Liberty Group Operating, Inc.
  9.375%, 02/01/08                                                 50         51
PRIMEDIA, Inc.
  8.875%, 05/15/11                                                100        105
PRIMEDIA, Inc. 144A @
  8.000%, 05/15/13                                                175        178
TransWestern Publishing Co.
  9.625%, 11/15/07                                                175        181
Vertis, Inc.
  9.750%, 04/01/09                                                225        244
  10.875%, 06/15/09                                               150        159
  13.500%, 12/07/09                                               100         98
                                                                        --------
                                                                           3,905
                                                                        --------
Recreational -- 0.2%
Ballys Total Fitness Holdings, Inc. 144A @
  10.500%, 07/15/11                                               200        201
                                                                        --------
Restaurants -- 0.4%
O'Charley's, Inc. 144A @
  9.000%, 11/01/13                                                200        201
Perkins Family Restaurants, L.P.
  10.125%, 12/15/07                                               100        102
                                                                        --------
                                                                             303
                                                                        --------
Retail -- 1.0%
Barneys New York, Inc.
  9.000%, 04/01/08                                                100         95
Commemorative Brands, Inc.
  11.000%, 01/15/07                                               175        177
Dollar Financial Group, Inc. 144A @
  9.750%, 11/15/11                                                 75         78
J Crew Intermediate LLC
  5.133%**, 05/15/08                                              100         79
J Crew Operating Corp.
  10.375%, 10/15/07                                                75         77
Jitney-Jungle Stores of America, Inc. # ~
  10.375%, 09/15/07                                               250         --
  12.000%, 03/01/06                                               250         --
Pantry, Inc.
  10.250%, 10/15/07                                               300        310
                                                                        --------
                                                                             816
                                                                        --------
Services -  Commercial -- 1.7%
Brickman Group Ltd.
  11.750%, 12/15/09                                               100        117
Coinmatch Corp.
  9.000%, 02/01/10                                                175        190

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services -  Commercial -- (continued)
Interface, Inc.
  10.375%, 02/01/10                                          $    300   $    317
Mail-Well, Inc.
  9.625%, 03/15/12                                                175        194
Shaw Group, Inc. 144A @
  10.750%, 03/15/10                                               300        318
Williams Scotsman, Inc.
  9.875%, 06/01/07                                                 50         51
  10.000%, 08/15/08                                                75         82
Worldspan LP 144A @
  9.625%, 06/15/11                                                150        154
                                                                        --------
                                                                           1,423
                                                                        --------
Special Purpose Entity -- 0.6%
Chukchansi Economic Development Authority 144A @
  14.500%, 06/15/09                                               375        456
                                                                        --------
Telecommunications -- 9.6%
ACC Escrow Corp.
  10.000%, 08/01/11                                               300        334
Alaska Communications Systems Holdings, Inc. 144A @
  9.875%, 08/15/11                                                250        263
Avaya, Inc.
  11.125%, 04/01/09                                               225        263
Centennial Communications Corp.
  10.125%, 06/15/13                                               100        110
Cincinnati Bell, Inc. 144A @
  8.375%, 01/15/14                                                175        188
Crown Castle Intl. Corp.
  10.750%, 08/01/11                                               125        141
Dobson Communications Corp.
  10.875%, 07/01/10                                               100        109
Dobson Communications Corp. 144A @
  8.875%, 10/01/13                                                225        228
Eircom Funding
  8.250%, 08/15/13                                                100        111
Insight Midwest LP/Insight Capital, Inc.
  9.750%, 10/01/09                                                 75         79
  9.750%, 10/01/09                                                 50         53
  10.500%, 11/01/10                                               125        136
LCI International, Inc.
  7.250%, 06/15/07                                                225        216
Level 3 Communications, Inc.
  9.125%, 05/01/08                                                175        159
Lucent Technologies, Inc.
  5.500%, 11/15/08                                                125        116
  6.450%, 03/15/29                                                125         98
  8.000%, 08/01/31                                                225        241
MCI Communications Corp.
  6.500%, 04/15/10 #                                              400        322
  6.950%, 08/15/06 #                                              100         81
  7.125%, 06/15/27 #                                               50         40
Nextel Communications, Inc.
  6.875%, 10/31/13                                                375        397
  7.375%, 08/01/15                                                350        376
  9.375%, 11/15/09                                                 25         27
  9.500%, 02/01/11                                                275        311
Nextel Partners, Inc.
  8.125%, 07/01/11                                                200        213
  11.000%, 03/15/10                                                75         83

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE HIGH YIELD BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Nortel Networks Corp.
  6.875%, 09/01/23                                           $    300   $    285
Orbital Imaging Corp.
  11.625%, 03/01/05 #                                             100         66
Pegasus Satellite Communications, Inc.
  12.375%, 08/01/06                                                50         47
  12.531%**, 03/01/07                                              75         63
Pegasus Satellite Communications, Inc. 144A @
  11.250%, 01/15/10                                               375        334
Qwest Corp. 144A @
  9.125%, 03/15/12                                                100        115
Qwest Services Corp. 144A @
  13.500%, 12/15/10                                               750        911
Rogers Wireless Communications, Inc.
  8.800%, 10/01/07                                                 75         77
  9.375%, 06/01/08                                                175        183
  9.625%, 05/01/11                                                175        209
TSI Telecommunication Services, Inc.
  12.750%, 02/01/09                                               125        137
US Unwired, Inc.
  9.829%**, 11/01/09                                              325        236
Western Wireless Corp.
  9.250%, 07/15/13                                                500        527
                                                                        --------
                                                                           7,885
                                                                        --------
Textiles & Apparel -- 0.5%
Avondale Mills, Inc.
  10.250%, 07/01/13                                               300        189
Collins & Aikman Floor Cover
  9.750%, 02/15/10                                                200        214
Dyersburg Corp.
  9.750%, 09/01/07 #                                              450         --
                                                                        --------
                                                                             403
                                                                        --------
Transportation & Related Services -- 1.4%
Laidlaw International, Inc. 144A @
  10.750%, 06/15/11                                               200        226
Northwest Airlines, Inc.
  9.875%, 03/15/07                                                150        137
Petroleum Helicopters, Inc.
  9.375%, 05/01/09                                                200        212
TravelCenters of America, Inc.
  12.750%, 05/01/09                                               500        575
                                                                        --------
                                                                           1,150
                                                                        --------
Waste Management -- 0.8%
Allied Waste North America, Inc.
  7.875%, 04/15/13                                                 25         27
  9.250%, 09/01/12                                                 75         85
Casella Waste Systems, Inc.
  9.750%, 02/01/13                                                325        364
IESI Corp.
  10.250%, 06/15/12                                               125        139
                                                                        --------
                                                                             615
                                                                        --------
TOTAL CORPORATE BONDS
(Cost $68,706)                                                            72,799
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 3.3%
--------------------------------------------------------------------------------
Automobiles & Related -- 0.0%
Safelite Glass Corp. *~                                         1,935         --
Safelite Realty Corp.* ~                                          130         --
                                                                        --------
Broadcast/Media -- 0.2%
Granite Broadcasting Corp.*                                    13,000   $     22
R.H. Donnelley Corp.*                                           4,000        159
                                                                        --------
                                                                             181
                                                                        --------
Computer - Internet Services & Software -- 0.0%
Globix Corp.*                                                   4,587         18
                                                                        --------
Diversified Operations -- 0.4%
Tyco International Ltd.                                        11,500        305
                                                                        --------
Energy Resources & Services -- 1.4%
Duke Energy Corp.                                              11,300        231
FirstEnergy Corp.                                               5,000        176
NiSource, Inc.                                                  7,900        174
NRG Energy, Inc.*                                               9,000        197
Pinnacle West Capital Corp.                                     4,200        168
Teco Energy, Inc.                                              15,700        226
                                                                        --------
                                                                           1,172
                                                                        --------
Food & Beverages -- 0.1%
Pathmark Stores, Inc. 144A* @ ^                                 1,532         12
Volume Services America Holdings, Inc.*                         4,000         66
                                                                        --------
                                                                              78
                                                                        --------
Healthcare -- 0.0%
Mariner Health Care, Inc.*                                        381          8
                                                                        --------
Hotels & Gaming -- 0.3%
Lakes Entertainment, Inc.*                                      3,800         61
Wynn Resorts, Ltd.*                                             6,000        168
                                                                        --------
                                                                             229
                                                                        --------
Metals & Mining -- 0.4%
International Steel Group, Inc.*                                4,000        156
Steel Dynamics, Inc.*                                           8,200        193
                                                                        --------
                                                                             349
                                                                        --------
Miscellaneous Consumer Products -- 0.0%
Hedstrom Holdings, Inc. 144A * @ ~                              6,065         --
                                                                        --------
Telecommunications -- 0.5%
Adelphia Business Solutions, Inc.*                              2,490         --
Nextel Communications, Inc.*                                    6,000        168
Nextel Partners, Inc.*                                         15,000        202
                                                                        --------
                                                                             370
                                                                        --------
TOTAL COMMON STOCKS
(Cost $2,967)                                                              2,710
                                                                        --------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.2%
--------------------------------------------------------------------------------
Broadcast/Media -- 0.0%
Granite Broadcasting Corp. 12.750%                                  1          1
Paxson Communications Corp. 13.250% 144A @                         11          1
                                                                        --------
                                                                               2
                                                                        --------
Cable Operators -- 1.2%
CSC Holdings, Inc. 11.125%                                      6,959        731
CSC Holdings, Inc. 11.750%                                      2,117        220
                                                                        --------
                                                                             951
                                                                        --------
Chemicals -- 0.9%
Avecia Group PLC 16.000%                                        8,817        124
Hercules Trust II 6.500%                                        7,750        608
                                                                        --------
                                                                             732
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE HIGH YIELD BOND FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer Services & Software -- 0.0%
Rhythms Netconnections, Inc. 144A 6.750% *@ ~                   1,700         --

Energy Resources & Services -- 1.0%
CMS Energy Corp. 144A 4.5% @                                    2,875   $    161
TNP Enterprises, Inc. 14.500%                                   5,870        637
                                                                        --------
                                                                             798
                                                                        --------
Finance -- 0.1%
Alamosa Holdings, Inc. 7.500%                                     392        125
                                                                        --------
Metal Components & Products -- 0.0%
Weirton Steel Corp. 0.000% ^                                    2,250          1
                                                                        --------
Printing & Publishing -- 0.1%
Primedia, Inc. 8.625%                                             550         50
                                                                        --------
Telecommunications -- 0.7%
Dobson Communications Corp. 12.250%                               134        142
Dobson Communications Corp. 12.250%                               154        163
e.spire Communications, Inc. 144A 12.750% @ # ^                 2,198         --
Global Crossing Hldgs, Ltd. 144A 10.500% @ # ^                  3,210         31
Pegasus Satellite Communications, Inc. 12.750% @ ^                296        237
                                                                        --------
                                                                             573
                                                                        --------
Textiles & Apparel -- 0.2%
Anvil Holdings, Inc. 144A 13.000% @ ^                          13,020        182
                                                                        --------
Wireline Communications -- 0.0%
XO Communications, Inc. 12.750% * # ~                           5,220         --
                                                                        --------

TOTAL PREFERRED STOCKS
(Cost $3,810)                                                              3,414
                                                                        --------

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. 144A* @ ^                                250         --
ASAT Finance 144A* @ ^                                            100         --
Barneys New York, Inc. 144A*@ ^                                   100          2
Cybernet Internet Services 144A* @ ^                              150         --
Hedstrom Holdings, Inc.* ~                                        258         --
Horizon PCS, Inc.*                                                350         --
IPCS, Inc.*                                                       300         --
KMC Telecom Holdings, Inc. 144A* @ ^                              200         --
Leap Wireless International, Inc.* ^                              275         --
Mariner Health Care, Inc.*                                        360         --
MDP Acquisitions PLC*                                             100          1
Microcell Telecommunications*                                      21         --
Microcell Telecommunications*                                      12         --
Mikohn Gaming Corp. 144A* @                                       300         --
Pathmark Stores, Inc. 144A* @ ^                                 2,350          2
Safelite Glass Corp. Class A * @ ~                              4,743         --
Safelite Glass Corp. Class B * @ ~                              3,162         --
SW Acquistion LP 144A* @                                          200         --
TravelCenters of America, Inc.*                                 1,800          9
TravelCenters of America, Inc.*                                   500          3
Ubiquitel, Inc. 144A* @ ^                                         900         --
UIH Australia/Pacific, Inc. 144A* @ ^                             175         --
XM Satellite Radio Holdings, Inc.*                                  2          4
                                                                        --------

TOTAL WARRANTS
(Cost $166)                                                                   21
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(Cost $1,466)                                                1,466,134  $  1,466
                                                                        --------

TOTAL INVESTMENTS --- 97.7%
  (Cost $77,114) (a)                                                      80,410

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 2.3%                                                   1,906

NET ASSETS APPLICABLE TO 10,686,297
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 82,316
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   7.70
                                                                        ========

------------------------------------------------
*     Non-Income Producing Security

**    Effective Yield

@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

#     Security in Default

^     Illiquid Security

(B    Broker Price

~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $77,150,358. Net unrealized appreciation was $3,259,998. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,860,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,600,387)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE GROWTH EQUITY FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
--------------------------------------------------------------------------------
Automobiles & Related -- 2.5%
Ford Motor Co.                                                 40,000   $    640
General Motors Corp.                                           12,000        641
Magna International, Inc.                                       7,500        600
PACCAR, Inc.                                                    7,000        596
                                                                        --------
                                                                           2,477
                                                                        --------
Banking -- 4.3%
Bank of America Corp.                                           7,500        603
First Tennessee National Corp.                                  7,500        331
Golden West Financial Corp.                                     6,500        671
Popular, Inc.                                                  10,000        449
Queens County Bancorp, Inc.                                    14,000        533
Unionbanccal Corp.                                              9,500        547
Wachovia Corp.                                                 11,500        536
Zions Bancorp                                                   8,500        521
                                                                        --------
                                                                           4,191
                                                                        --------
Broadcast/Media -- 0.3%
News Corp. Ltd. ADR                                             8,000        289
                                                                        --------
Building & Real Estate -- 0.8%
D.R. Horton, Inc.                                               6,000        260
Lennar Corp.                                                    2,500        240
Pulte Corp.                                                     2,500        234
                                                                        --------
                                                                             734
                                                                        --------
Building Products & Supplies -- 0.8%
Centex Corp.                                                    2,500        269
Lowe's Cos., Inc.                                              10,000        554
                                                                        --------
                                                                             823
                                                                        --------
Computer - Internet - Communications -- 0.2%
Juniper Networks, Inc.*                                        12,000        224
                                                                        --------
Computer - Internet Services & Software -- 0.6%
Symantec Corp.*                                                18,000        624
                                                                        --------
Computer - Network Products & Services -- 5.0%
Cisco Systems, Inc.*                                          152,000      3,692
International Game Technology, Inc.                            20,000        714
SanDisk Corp.*                                                  8,500        520
                                                                        --------
                                                                           4,926
                                                                        --------
Computer Services & Software -- 7.1%
Electronic Arts, Inc.*                                         12,000        573
Infosys Technologies Ltd. ADR                                   6,500        622
Microsoft Corp.                                               164,500      4,530
SAP AG                                                         14,000        582
VERITAS Software Corp.*                                        17,000        632
                                                                        --------
                                                                           6,939
                                                                        --------
Computers & Office Equipment -- 0.4%
Xerox Corp.*                                                   25,000        345
                                                                        --------
Consumer Products -- 1.8%
Altria Group, Inc.                                             10,000        544
Cendant Corp.*                                                 30,000        668
Fortune Brands, Inc.                                            8,000        572
                                                                        --------
                                                                           1,784
                                                                        --------
Cosmetics & Toiletries -- 1.5%
Procter & Gamble Co.                                           15,000      1,498
                                                                        --------
Diversified Operations -- 5.7%
Eaton Corp.                                                     6,000        648
General Electric Co.                                          160,000      4,957
                                                                        --------
                                                                           5,605
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Education -- 1.4%
Apollo Group, Inc.*                                             8,500   $    578
Career Education Corp.*                                         6,500        260
University of Phoenix Online*                                   7,500        517
                                                                        --------
                                                                           1,355
                                                                        --------
Electronic Components & Semiconductors -- 7.8%
Advanced Micro Devices, Inc.*                                  30,000        447
Agilent Technologies, Inc.*                                    20,000        585
Broadcom Corp.*                                                20,000        682
Garmin Ltd.                                                    10,000        545
Intel Corp.                                                   135,000      4,346
National Semiconductor Corp.*                                  12,500        493
Texas Instruments, Inc.                                        19,000        558
                                                                        --------
                                                                           7,656
                                                                        --------
Energy Resources & Services -- 1.6%
Constellation Energy Group, Inc.                               15,000        587
Edison International*                                          27,500        603
Huaneng Power Intl. Inc. ADR                                    5,000        347
                                                                        --------
                                                                           1,537
                                                                        --------
Finance -- 12.3%
Ambac Financial Group, Inc.                                     8,500        590
Bear Stearns Cos., Inc.                                         8,000        640
Capital One Financial Corp.                                    10,000        613
CIT Group, Inc.                                                16,500        593
Citigroup, Inc.                                                12,500        607
Federal Home Loan Mortgage Corp.                               10,000        583
Federal National Mortgage Association                          10,000        751
Fidelity National Financial, Inc.                               7,500        291
Franklin Resources, Inc.                                       11,500        599
Goldman Sachs Group, Inc.                                       6,000        592
H&R Block, Inc.                                                12,000        664
J.P. Morgan Chase & Co.                                        17,500        643
John Hancock Financial Services, Inc.                          17,500        656
Legg Mason, Inc.                                                5,000        386
Lehman Brothers Holdings, Inc.                                  8,500        656
MBIA, Inc.                                                     10,000        592
MBNA Corp.                                                     25,000        621
Merrill Lynch & Co., Inc.                                      11,000        645
Prudential Financial, Inc.                                     15,000        627
T. Rowe Price Group, Inc.                                      15,000        711
                                                                        --------
                                                                          12,060
                                                                        --------
Food & Beverages -- 1.7%
Coca-Cola Co.                                                  33,500      1,700
                                                                        --------
Healthcare -- 1.5%
UnitedHealth Group, Inc.                                       12,500        728
WellPoint Health Networks, Inc.*                                7,500        727
                                                                        --------
                                                                           1,455
                                                                        --------
Hotels & Resorts -- 0.3%
Starwood Hotels & Resorts Worldwide, Inc.                       7,000        252
                                                                        --------
Insurance -- 3.6%
ACE Ltd.                                                       15,000        621
Aetna, Inc.                                                    10,000        676
CIGNA Corp.                                                    10,000        575
MetLife, Inc.                                                  15,000        505
Safeco Corp.                                                   15,000        584
Willis Group Holdings Ltd.                                     16,500        562
                                                                        --------
                                                                           3,523
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE GROWTH EQUITY FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Machinery & Heavy Equipment -- 1.3%
Deere & Co.                                                    10,000   $    650
Ingersoll-Rand Co.                                              8,500        577
                                                                        --------
                                                                           1,227
                                                                        --------
Medical Services & Equipment -- 3.5%
Alcon, Inc.                                                     9,000        545
Guidant Corp.                                                  12,000        723
Laboratory Corp. of America Holdings*                          15,000        554
Quest Diagnostics, Inc.*                                        4,500        329
St. Jude Medical, Inc.*                                         9,000        552
Zimmer Holdings, Inc.*                                         10,000        704
                                                                        --------
                                                                           3,407
                                                                        --------
Metal Components & Products -- 1.1%
Alcoa, Inc.                                                    16,500        627
Freeport-McMoRan Copper & Gold, Inc.                           10,000        421
                                                                        --------
                                                                           1,048
                                                                        --------
Oil & Gas -- 5.2%
Apache Corp.                                                    7,500        608
Burlington Resources, Inc.                                     11,000        609
ChevronTexaco Corp.                                             7,500        648
ConocoPhillips                                                 10,000        655
Devon Energy Corp.                                             10,000        573
Occidental Petroleum Corp.                                     15,000        634
Petro-Canada                                                   15,000        741
Unocal Corp.                                                   17,500        644
                                                                        --------
                                                                           5,112
                                                                        --------
Paper & Related Products -- 0.3%
Weyerhaeuser Co.                                                4,000        256
                                                                        --------

Pharmaceuticals -- 10.8%
Barr Laboratories, Inc.*                                        7,000        539
Biogen Idec, Inc.*                                             15,000        552
Caremark Rx, Inc.*                                             20,000        507
Johnson & Johnson                                              54,500      2,815
Pfizer, Inc.                                                  141,500      4,998
Teva Pharmaceutical Industries Ltd. ADR                        10,000        567
Watson Pharmaceuticals, Inc.*                                  11,500        529
                                                                        --------
                                                                          10,507
                                                                        --------
Restaurants -- 0.9%
Starbucks Corp.*                                               17,000        562
Yum! Brands, Inc.*                                             10,000        344
                                                                        --------
                                                                             906
                                                                        --------
Retail -- 10.0%
Amazon.com, Inc.*                                              10,000        526
Best Buy Co., Inc.                                              6,000        313
Coach, Inc.*                                                   15,000        566
Dollar General Corp.                                           30,000        630
Federated Department Stores, Inc.                              13,000        613
Gap, Inc.                                                      30,000        696
Home Depot, Inc.                                               57,500      2,041
May Department Stores Co.                                      18,500        538
Staples, Inc.*                                                 22,500        614
TJX Cos., Inc.                                                 25,000        551
Wal-Mart Stores, Inc.                                          50,000      2,653
                                                                        --------
                                                                           9,741
                                                                        --------
Storage -- 0.3%
Public Storage, Inc.                                            6,000        260
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- 1.5%
Corning, Inc.*                                                 50,000   $    522
Nextel Communications, Inc.*                                   35,000        982
                                                                        --------
                                                                           1,504
                                                                        --------
Transportation  & Related Services -- 0.6%
Canadian National Railway Co.                                   9,000        570
                                                                        --------
TOTAL COMMON STOCKS
(Cost $85,349)                                                            94,535
                                                                        --------

--------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 1.2%
--------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund                         25,000   $  1,170
                                                                        --------
(Cost $1,152)

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.3%
--------------------------------------------------------------------------------
Diversified -- 0.7%
Vornado Realty Trust                                           12,500        684
                                                                        --------
Regional Malls -- 0.6%
General Growth Properties                                      21,000        583
                                                                        --------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $1,156)                                                              1,267
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                            283,841        284
BlackRock Provident Institutional
  Funds - TempFund                                            283,839        284
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $568)                                                                  568
                                                                        --------

TOTAL INVESTMENTS --- 99.8%
  (Cost $88,225) (a)                                                      97,540

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.2%                                                     211
                                                                        --------

NET ASSETS APPLICABLE TO 8,872,986
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 97,751
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  11.02
                                                                        ========

*     Non-Income Producing Security

      ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $88,778,746. Net unrealized appreciation was $8,761,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,028,532 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,266,863).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE LARGE CAP VALUE FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.2%
--------------------------------------------------------------------------------
Aerospace & Defense -- 2.2%
Boeing Co.                                                     29,700   $  1,251
Lockheed Martin Corp.                                          28,500      1,465
Northrop Grumman Corp.                                         17,050      1,630
Raytheon Co.                                                   20,600        619
                                                                        --------
                                                                           4,965
                                                                        --------
Banking -- 13.4%
Bank of America Corp.                                          79,443      6,390
Bank of New York Co., Inc.                                    138,680      4,592
Charter One Financial, Inc.                                    28,095        971
Compass Bancshares, Inc.                                       11,900        468
M&T Bank Corp.                                                  4,700        462
U.S. Bancorp                                                  235,243      7,006
Wachovia Corp.                                                 97,880      4,560
Wells Fargo & Co.                                              77,580      4,569
Zions Bancorp                                                  25,820      1,583
                                                                        --------
                                                                          30,601
                                                                        --------
Broadcast/Media -- 2.2%
Liberty Media Corp.*                                          308,850      3,672
Time Warner, Inc.*                                             47,500        855
Viacom, Inc.                                                   11,200        497
                                                                        --------
                                                                           5,024
                                                                        --------
Building Products & Supplies -- 1.1%
Masco Corp.                                                    93,800      2,571
                                                                        --------

Chemicals -- 2.0%
Dow Chemical Co.                                               52,470      2,181
Englehard Corp.                                                33,500      1,003
PPG Industries, Inc.                                           22,470      1,439
                                                                        --------
                                                                           4,623
                                                                        --------
Computer Services & Software -- 1.2%
Computer Associates International, Inc.                        86,380      2,362
Microsoft Corp.                                                16,700        460
                                                                        --------
                                                                           2,822
                                                                        --------
Computers & Office Equipment -- 3.7%
Hewlett-Packard Co.                                           257,994      5,926
International Business Machines Corp.                           9,256        858
Pitney Bowes, Inc.                                             21,900        890
Xerox Corp.*                                                   51,460        710
                                                                        --------
                                                                           8,384
                                                                        --------
Consumer Products -- 4.0%
Altria Group, Inc.                                            100,130      5,449
Fortune Brands, Inc.                                           12,490        893
Mattel, Inc.                                                   35,600        686
Newell Rubbermaid, Inc.                                        25,400        578
Whirlpool Corp.                                                20,021      1,455
                                                                        --------
                                                                           9,061
                                                                        --------
Containers -- 0.8%
Smurfit-Stone Container Corp.*                                 93,070      1,728
                                                                        --------
Cosmetics & Toiletries -- 0.6%
Colgate-Palmolive Co.                                           6,800        340
Kimberly-Clark Corp.                                           16,880        998
                                                                        --------
                                                                           1,338
                                                                        --------
Diversified Operations -- 2.2%
Honeywell International, Inc.                                  46,650      1,560
Tyco International Ltd.                                       128,210      3,397
                                                                        --------
                                                                           4,957
                                                                        --------
Electronic Components & Semiconductors -- 0.4%
Celestica, Inc.*                                               68,063      1,026
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Energy Resources & Services -- 5.9%
Centerpoint Energy, Inc.                                       66,430   $    644
Dominion Resources, Inc.                                       20,680      1,320
DPL, Inc.                                                      61,800      1,290
Edison International                                           49,700      1,090
Entergy Corp.                                                  24,470      1,398
Exelon Corp.                                                   23,470      1,557
FirstEnergy Corp.                                              12,100        426
PG&E Corp.*                                                    61,600      1,711
Progress Energy, Inc.                                          32,810      1,485
Royal Dutch Petroleum Co. ADR                                  47,150      2,470
                                                                        --------
                                                                          13,391
                                                                        --------
Entertainment & Leisure -- 2.0%
Harrah's Entertainment, Inc.                                   23,300      1,160
Royal Caribbean Cruises Ltd.                                   25,460        885
The Walt Disney Co.                                           103,330      2,411
                                                                        --------
                                                                           4,456
                                                                        --------
Finance -- 13.6%
CIT Group, Inc.                                                17,500        629
Citigroup, Inc.                                               227,900     11,062
Federal Home Loan Mortgage Corp.                               58,650      3,420
Federal National Mortgage Association                          32,187      2,416
J.P. Morgan Chase & Co.                                       127,440      4,681
MBIA, Inc.                                                     11,100        657
MBNA Corp.                                                     40,050        995
Merrill Lynch & Co., Inc.                                      35,260      2,068
State Street Corp.                                             30,580      1,593
Washington Mutual, Inc.                                        85,390      3,427
                                                                        --------
                                                                          30,948
                                                                        --------
Food & Beverages -- 3.4%
Coca-Cola Co.                                                   9,200        467
Coca-Cola Enterprises, Inc.                                    91,500      2,001
ConAgra Foods, Inc.                                            51,200      1,351
General Mills, Inc.                                            15,200        689
Heinz (H.J.) Co.                                               51,950      1,893
Pepsi Bottling Group, Inc.                                     59,710      1,443
                                                                        --------
                                                                           7,844
                                                                        --------
Healthcare -- 0.3%
McKesson Corp.                                                 17,800        572
                                                                        --------
Hotels & Resorts -- 0.4%
Hilton Hotels Corp.                                            57,900        992
                                                                        --------
Insurance -- 7.5%
ACE Ltd.                                                       80,460      3,333
American International Group, Inc.                             38,210      2,533
Aon Corp.                                                      21,100        505
Berkshire Hathaway, Inc.*                                         714      2,010
CIGNA Corp.                                                    22,100      1,271
PMI Group The, Inc.                                            41,030      1,528
Radian Group, Inc.                                             39,230      1,912
Travelers Property Casualty Corp.*                            122,564      2,080
XL Capital Ltd.                                                25,780      1,998
                                                                        --------
                                                                          17,170
                                                                        --------
Machinery & Heavy Equipment -- 1.6%
Dover Corp.                                                    25,230      1,003
Ingersoll-Rand Co.                                             37,840      2,568
                                                                        --------
                                                                           3,571
                                                                        --------
Office Supplies -- 0.2%
Avery Dennison Corp.                                            7,800        437
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE LARGE CAP VALUE FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas -- 9.8%
Apache Corp.                                                   14,595   $  1,184
BP Amoco Plc ADR                                               35,510      1,752
Canadian Natural Resources Ltd.                                16,100        812
ConocoPhillips                                                 35,221      2,309
Exxon Mobil Corp.                                             208,968      8,568
GlobalSantaFe Corp.                                            51,050      1,268
Noble Corp.*                                                   28,300      1,013
Total SA ADR                                                   36,984      3,421
Unocal Corp.                                                   57,080      2,102
                                                                        --------
                                                                          22,429
                                                                        --------
Paper & Related Products -- 1.3%
Boise Cascade Corp.                                            33,900      1,114
MeadWestvaco Corp.                                             16,200        482
Sonoco Products Co.                                            58,290      1,435
                                                                        --------
                                                                           3,031
                                                                        --------
Pharmaceuticals -- 3.1%
Abbott Laboratories                                            50,760      2,365
Forest Laboratories, Inc.*                                     11,300        698
King Pharmaceuticals, Inc.*                                    82,970      1,266
Pfizer, Inc.                                                   76,860      2,716
                                                                        --------
                                                                           7,045
                                                                        --------
Printing & Publishing -- 0.3%
Knight-Ridder, Inc.                                             8,500        658
                                                                        --------
Restaurants -- 0.8%
Darden Restaurants, Inc.                                       70,100      1,475
McDonald's Corp.                                               17,800        442
                                                                        --------
                                                                           1,917
                                                                        --------
Retail -- 2.2%
CVS Corp.                                                      19,500        704
Limited Brands                                                 66,310      1,196
Office Depot, Inc.*                                            78,150      1,306
Penney (J.C.) Co., Inc.                                        37,020        973
TJX Cos., Inc.                                                 41,100        906
                                                                        --------
                                                                           5,085
                                                                        --------
Telecommunications -- 4.4%
BellSouth Corp.                                                65,610      1,857
SBC Communications, Inc.                                      130,420      3,400
Verizon Communications, Inc.                                  136,640      4,793
                                                                        --------
                                                                          10,050
                                                                        --------
Transportation & Related Services -- 2.8%
Canadian National Railway Co.                                  13,500        855
Southwest Airlines Co.                                         24,300        392
Union Pacific Corp.                                            72,945      5,068
                                                                        --------
                                                                           6,315
                                                                        --------
Waste Management -- 0.8%
Republic Services, Inc. Class A                                67,710      1,735
                                                                        --------
TOTAL COMMON STOCKS
(Cost $179,300)                                                          214,746
                                                                        --------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.4%
--------------------------------------------------------------------------------
Automobiles & Related -- 0.3%
Ford Motor Co. Capital Trust II 6.500%                         14,191        793
                                                                        --------
Computers & Office Equipment -- 1.1%
Xerox Corp. 6.250%                                             19,019      2,468
                                                                        --------
Energy Resources & Services -- 0.5%
Centerpoint Energy, Inc. 2.000%                                32,000   $  1,016
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance -- 0.5%
Hartford Financial Services Group, Inc. 7.000%                  5,450   $    331
Hartford Financial Services Group, Inc. 6.000%                 14,166        837
                                                                        --------
                                                                           1,168
                                                                        --------
TOTAL PREFERRED STOCKS
(Cost $4,535)                                                              5,445
                                                                        --------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--0.7%
--------------------------------------------------------------------------------
Office Property -- 0.7%
Equity Office Properties Trust
(Cost $1,395)                                                  52,170      1,495
                                                                        --------

                                                                Par
                                                               (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 1.2%
--------------------------------------------------------------------------------
Metals & Mining -- 0.4%
Freeport-McMoRan Copper & Gold, Inc.
  7.000%, 02/11/11                                                520        855
                                                                        --------

Retail -- 0.3%
Rite Aid Corp.
  4.750%, 12/01/06                                                557        665
                                                                        --------

Services - Commercial -- 0.5%
Service Corporation International
  6.750%, 06/22/08                                              1,178      1,262
                                                                        --------

TOTAL CORPORATE BONDS
(Cost $2,433)                                                              2,782
                                                                        --------

                                                            Number of
                                                             Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds- TempCash                                         1,557,826      1,558
BlackRock Provident Institutional
    Funds - TempFund                                        1,443,551      1,443

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,001)                                                              3,001
                                                                        --------

TOTAL INVESTMENTS --- 99.8%
  (Cost $190,664) (a)                                                    227,469

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.2%                                                     437
                                                                        --------

NET ASSETS APPLICABLE TO 12,959,088
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $227,906
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  17.59
                                                                        ========

------------------------------------------------
*     Non-Income Producing Security

      ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $192,914,051. Net unrealized appreciation was $34,555,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $39,831,786 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($5,276,377).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE FLEXIBLY MANAGED FUND

                                                               Number     Value
                                                             of Shares    (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 70.7%
--------------------------------------------------------------------------------
Agricultural Products -- 1.7%
IMC Global, Inc.                                               44,000   $    437
Potash Corp. of Saskatchewan, Inc.                            128,000     11,069
                                                                        --------
                                                                          11,506
                                                                        --------
Broadcast/Media -- 2.8%
Comcast Corp.*                                                155,513      5,112
Meredith Corp.                                                157,000      7,663
Time Warner, Inc.*                                            377,000      6,782
                                                                        --------
                                                                          19,557
                                                                        --------
Chemicals -- 5.2%
Agrium, Inc.                                                  531,000      8,740
Cabot Corp.                                                    62,300      1,984
Dow Chemical Co.                                               85,000      3,533
Du Pont (E.I.) De Nemours and Co.                              51,000      2,340
Great Lakes Chemical Corp.                                    263,000      7,151
Hercules, Inc.*                                                55,000        671
Imperial Chemical Industries plc ADR                          215,000      3,079
Octel Corp.                                                   453,000      8,920
                                                                        --------
                                                                          36,418
                                                                        --------
Computer Services & Software -- 0.6%
Electronic Data Systems Corp.                                 186,000      4,564
                                                                        --------
Computers & Office Equipment -- 1.1%
Hewlett-Packard Co.                                           341,000      7,833
                                                                        --------
Consumer Products -- 4.9%
Altria Group, Inc.                                            215,000     11,700
Fortune Brands, Inc.                                          102,000      7,292
Hasbro, Inc.                                                  177,000      3,767
Newell Rubbermaid, Inc.                                       525,000     11,954
                                                                        --------
                                                                          34,713
                                                                        --------
Diversified Operations -- 3.0%
3M Co.                                                         70,000      5,952
Honeywell International, Inc.                                 219,000      7,322
Tyco International Ltd.                                       308,500      8,175
                                                                        --------
                                                                          21,449
                                                                        --------
Electronic Components & Semiconductors -- 0.6%
Texas Instruments, Inc.                                       150,000      4,407
                                                                        --------
Energy Resources & Services -- 6.9%
Duke Energy Corp.                                             567,000     11,595
FirstEnergy Corp.                                             334,065     11,759
NiSource, Inc.                                                158,000      3,467
Pinnacle West Capital Corp.                                    85,000      3,402
PPL Corp.                                                      86,269      3,774
TXU Corp.                                                     298,000      7,069
Unisource Energy Corp.                                        305,000      7,521
                                                                        --------
                                                                          48,587
                                                                        --------
Entertainment & Leisure -- 0.5%
The Walt Disney Co.                                           161,000      3,756
                                                                        --------
Finance -- 1.1%
Prudential Financial, Inc.                                    183,000      7,644
                                                                        --------
Hotels & Gaming -- 0.5%
Mandalay Resort Group                                          81,000      3,622
                                                                        --------

                                                               Number     Value
                                                             of Shares    (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 70.7%
--------------------------------------------------------------------------------
Hotels & Resorts -- 0.4%
Marriott International, Inc.                                   64,000   $  2,957
                                                                        --------
Insurance -- 7.3%
Hartford Financial Services Group, Inc.                        51,400      3,035
Loews Corp.                                                   183,000      9,049
Marsh & McLennan Cos., Inc.                                   258,000     12,356
SAFECO Corp.                                                  279,000     10,861
St. Paul Cos., Inc.                                           142,000      5,630
UnumProvident Corp.                                           187,600      2,959
White Mountains Insurance Group Ltd.                           16,000      7,359
                                                                        --------
                                                                          51,249
                                                                        --------
Medical Services & Equipment -- 0.7%
Baxter International, Inc.                                    166,000      5,066
                                                                        --------
Metal Components & Products -- 3.4%
Alcoa, Inc.                                                   117,000      4,446
Nucor Corp.                                                   163,000      9,128
Phelps Dodge Corp.*                                           139,000     10,577
                                                                        --------
                                                                          24,151
                                                                        --------
Metals & Mining -- 3.9%
Newmont Mining Corp.                                          557,200     27,085
                                                                        --------
Oil & Gas -- 7.6%
Amerada Hess Corp.                                            227,000     12,070
Baker Hughes, Inc.                                            224,000      7,204
ChevronTexaco Corp.                                            65,440      5,653
Devon Energy Corp.                                             50,995      2,920
El Paso Corp.                                                 373,000      3,055
Imperial Oil Ltd.                                             106,000      4,709
Marathon Oil Corp.                                            247,000      8,173
Murphy Oil Corp.                                              152,000      9,927
                                                                        --------
                                                                          53,711
                                                                        --------
Paper & Related Products -- 1.3%
Longview Fibre Co.                                             84,000      1,037
MeadWestvaco Corp.                                             34,000      1,012
Potlatch Corp.                                                177,000      6,154
Weyerhaeuser Co.                                               19,000      1,216
                                                                        --------
                                                                           9,419
                                                                        --------
Pharmaceuticals -- 4.0%
Bristol-Myers Squibb Co.                                      187,000      5,348
Merck & Co., Inc.                                             219,000     10,118
Schering-Plough Corp.                                         340,000      5,913
Wyeth                                                         163,000      6,919
                                                                        --------
                                                                          28,298
                                                                        --------
Printing & Publishing -- 2.5%
Donnelley (R.R.) & Sons Co.                                   107,000      3,226
New York Times Co.                                            104,000      4,970
Washington Post Co., Class B                                   11,600      9,180
                                                                        --------
                                                                          17,376
                                                                        --------
Retail -- 2.6%
CVS Corp.                                                     209,000      7,549
Gap, Inc.                                                     121,000      2,808
Home Depot, Inc.                                              207,000      7,347
Petrie Stores Corp.                                         1,380,000        897
                                                                        --------
                                                                          18,601
                                                                        --------
Services - Commercial -- 1.0%
ServiceMaster Co.                                             629,100      7,329
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE FLEXIBLY MANAGED FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- 2.6%
Motorola, Inc.                                                310,000   $  4,362
Nextel Communications, Inc.*                                   10,000        280
Sprint Corp.                                                  356,000      5,846
Verizon Communications, Inc.                                  217,000      7,612
                                                                        --------
                                                                          18,100
                                                                        --------
Tobacco -- 0.3%
Loews Corp.- Carolina Group                                    88,000      2,222
                                                                        --------
Transportation & Related Services -- 3.3%
Burlington Northern Santa Fe Corp.                            162,000      5,240
Overseas Shipholding Group, Inc.                               76,000      2,588
Ryder Systems, Inc.                                           450,000     15,368
                                                                        --------
                                                                          23,196
                                                                        --------
Waste Management -- 0.9%
Waste Management, Inc.                                        209,000      6,186
                                                                        --------
TOTAL COMMON STOCKS
(Cost $357,307)                                                          499,002
                                                                        --------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 8.8%
--------------------------------------------------------------------------------
Agricultural Products -- 0.5%
IMC Global, Inc. 7.500%                                        49,900      3,700
                                                                        --------
Automobiles & Related -- 1.2%
Ford Motor Co. Capital Trust II 6.500%                        150,000      8,378
                                                                        --------
Chemicals -- 0.3%
Hercules Trust II 6.500%                                       25,000      1,963
                                                                        --------
Consumer Products -- 0.7%
Newell Financial Trust I 5.250%                               101,000      4,620
                                                                        --------
Containers -- 0.6%
Owens-Illinois, Inc. 4.750%                                   133,100      4,238
                                                                        --------
Energy Resources & Services -- 0.1%
Entergy Gulf States, Inc. 7.000%                                5,720        291
Southern California Edison Co. 6.050%                           2,600        256
                                                                        --------
                                                                             547
                                                                        --------
Insurance -- 1.3%
Scottish Re Group, Ltd. 5.875%                                135,000      3,632
Travelers Property Casualty Corp. 4.500%                      185,000      4,532
UnumProvident Corp. 8.250%                                     30,000      1,016
                                                                        --------
                                                                           9,180
                                                                        --------
Medical Services & Equipment -- 0.1%
Baxter International, Inc. 7.000%                              16,000        884
                                                                        --------

Oil & Gas -- 2.0%
Amerada Hess Corp. 7.000%*                                     65,000      3,566
El Paso Energy Capital Trust, Inc. 4.750%                      39,000      1,316
Pacific Gas & Electric Co. 6.300%*                              7,500        224
Unocal Capital Trust 6.250%                                   166,000      8,964
                                                                        --------
                                                                          14,070
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regional Malls -- 2.0%
Rouse Co. 6.000%                                              236,000   $ 14,467
                                                                        --------
TOTAL PREFERRED STOCKS
(Cost $51,924)                                                            62,047
                                                                        --------

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Hills Store Co. * ~
(Cost $0)                                                      93,000         --
                                                                        --------

                                                                Par
                                                               (000)
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 0.6%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  5.125%, 02/13/04
(Cost $4,506)                                                   4,500      4,521
                                                                        --------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.6%
--------------------------------------------------------------------------------
Broadcast/Media -- 1.3%
AOL Time Warner, Inc.
  4.531%**, 12/06/19                                            5,300      3,319
Liberty Media Corp.
  3.250%, 03/15/31                                              2,800      2,912
XM Satellite Radio Holdings, Inc.
  3.298%**, 12/31/09                                            1,500      1,341
  12.000%, 06/15/10                                             1,250      1,412
                                                                        --------
                                                                           8,984
                                                                        --------
Building Products & Supplies -- 0.2%
Lowe's Cos., Inc. 144A@^                                        1,300      1,190
                                                                        --------
  2.500%**, 02/16/21

Diversified Operations -- 0.6%
Tyco International Group 144A @^
  2.750%, 01/15/18                                              2,350      2,999
  3.125%, 01/15/23                                              1,175      1,607
                                                                        --------
                                                                           4,606
                                                                        --------
Electronic Components & Semiconductors -- 0.1%
Oak Industries, Inc.
  4.875%, 03/01/08                                              1,000        993
                                                                        --------
Insurance -- 1.9%
Loews Corp.
  3.125%, 09/15/07                                              9,200      8,890
Scottish Re Group, Ltd.
  4.500%, 12/01/22                                                349        412
USF&G Corp.
  4.485%**, 03/03/09                                            4,784      3,809
                                                                        --------
                                                                          13,111
                                                                        --------
Metals & Mining -- 1.1%
Inco, Ltd. 144A@^
  3.249%**, 03/29/21                                              950      1,030
Teck Corp.
  3.750%, 07/15/06                                              7,050      6,768
                                                                        --------
                                                                           7,798
                                                                        --------
Paper & Related Products -- 0.2%
Potlatch Corp.
  10.000%, 07/15/11                                             1,140      1,270
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE FLEXIBLY MANAGED FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceuticals -- 3.0%
Roche Holdings, Inc. 144A@^
  3.623%**, 07/25/21                                         $ 32,550   $ 19,898
  6.203%**, 05/06/12                                            1,900      1,142
                                                                        --------
                                                                          21,040
                                                                        --------
Retail -- 0.6%
Duane Reade, Inc.
  2.148%, 04/16/22                                              2,234      1,268
Gap, Inc. 144A@^
  5.750%, 03/15/09                                              1,875      2,876
                                                                        --------
                                                                           4,144
                                                                        --------
Telecommunications -- 3.6%
Bellsouth Telecommunications, Inc.
  5.850%, 11/15/45                                              1,600      1,498
Corning, Inc.
  5.324%**, 11/08/15                                           12,150      9,325
Crown Castle Intl. Corp.
  4.000%, 07/15/10                                              3,000      4,024
Lucent Technologies, Inc.
  8.000%, 08/01/31                                             10,200     10,927
                                                                        --------
                                                                          25,774
                                                                        --------
TOTAL CORPORATE BONDS
(Cost $77,556)                                                            88,910
                                                                        --------

                                                            Number
                                                          Of Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.0%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(Cost $49,340)                                             49,340,303     49,340
                                                                        --------

TOTAL INVESTMENTS --- 99.7%
  (Cost $540,633) (a)                                                    703,820

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.3%                                                   1,807
                                                                        --------

NET ASSETS APPLICABLE TO 29,846,091
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $705,627
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  23.64
                                                                        ========

*     Non-Income Producing Security

**    Effective Yield

@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

^     Illiquid security

      ADR - American Depository Receipt

~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $542,063,275. Net unrealized appreciation was $161,756,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $181,561,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($19,805,246).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE INTERNATIONAL EQUITY FUND

                                                           Number        Value
                                                          of Shares      (000)
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
-------------------------------------------------------------------------------
Australia -- 8.6%
Australia & New Zealand Banking Group Ltd.                  185,941    $  2,477
Macquarie Bank Ltd.                                         129,100       3,459
Tabcorp Holdings Ltd.                                       219,300       1,856
Wesfarmers Ltd                                               89,700       1,790
Westfield Holdings Ltd.                                     177,700       1,870
                                                                       --------
                                                                         11,452
                                                                       --------
Brazil -- 1.3%
Souza Cruz SA                                               170,000       1,784
                                                                       --------
Denmark -- 0.7%
Novo Nordisk A/S-B                                           24,500         998
                                                                       --------
France -- 3.2%
BNP Paribas SA                                               35,100       2,210
CNP Assurances                                               39,800       2,072
                                                                       --------
                                                                          4,282
                                                                       --------
Germany -- 0.5%
Rhoen-Klinikum AG                                            12,254         634
                                                                       --------
Hong Kong -- 1.5%
Esprit Holdings Ltd.                                        597,000       1,988
                                                                       --------
India -- 3.2%
ITC Ltd. GDR                                                 92,300       2,024
State Bank of India - GDR                                    69,000       2,303
                                                                       --------
                                                                          4,327
                                                                       --------
Ireland -- 6.3%
Anglo Irish Bank Corp.                                      177,800       2,806
Anglo Irish Bank Corp.                                      169,408       2,686
Bank of Ireland                                              98,600       1,343
Kerry Group Plc                                              83,300       1,566
                                                                       --------
                                                                          8,401
                                                                       --------
Japan -- 12.6%
Daito Trust Construction Co. Ltd.                            55,000       1,632
Honda Motor Co. Ltd.+                                        63,300       2,812
Kao Corp.                                                   118,000       2,400
Millea Holdings, Inc.                                           287       3,749
Ricoh Co. Ltd.                                              147,000       2,901
Tokyo Gas Co. Ltd.+                                         919,000       3,276
                                                                       --------
                                                                         16,770
                                                                       --------
Korea -- 4.2%
Lotte Chilsung Beverage Co. Ltd.                              3,150       1,570
Lotte Confectionery Co. Ltd.*                                 3,180       1,197
Pacific Corp.*                                               18,190       2,863
                                                                       --------
                                                                          5,630
                                                                       --------
Netherlands -- 7.4%
ABN Amro Holding NV                                         228,863       5,355
Heineken NV                                                 117,400       4,471
                                                                       --------
                                                                          9,826
                                                                       --------
Singapore -- 1.2%
Singapore Airport Terminal Services Ltd.                  1,310,600       1,651
                                                                       --------
South Africa -- 1.6%
Remgro Ltd.                                                 205,600       2,175
                                                                       --------
Spain -- 8.7%
Banco Bilbao Vizcaya                                        187,900       2,595
Banco Popular                                                61,250       3,654
Enagas                                                      277,100       3,006
Red Electrica de Espana                                     139,900       2,294
                                                                       --------
                                                                         11,549
                                                                       --------
Sweden -- 3.4%
Svenska Handelsbanken AB                                     88,700       1,812
Swedish Match AB                                            270,600       2,764
                                                                       --------
                                                                          4,576
                                                                       --------

                                                           Number        Value
                                                          of Shares      (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Switzerland -- 4.9%
Lindt & Spruengli AG                                          2,043    $  1,701
Nestle AG                                                    19,635       4,906
                                                                       --------
                                                                          6,607
                                                                       --------
United Kingdom -- 29.9%
Barratt Developments Plc                                    292,700       2,845
British American Tobacco Plc                                289,600       3,992
Bunzl Plc                                                   308,051       2,353
Cadbury Schweppes Plc                                       289,317       2,125
Diageo Plc                                                  393,017       5,171
Imperial Tobacco Group Plc                                  119,800       2,359
Johnston Press Plc                                          413,063       3,442
Northern Rock Plc                                           431,212       5,508
Reckitt Benckiser Plc                                        73,247       1,657
Royal Bank of Scotland Group Plc                            107,871       3,179
Scottish & Southern Energy Plc                               60,500         729
Signet Group Plc                                            685,459       1,264
Tesco                                                       744,835       3,437
William Morrison Supermarkets Plc                           467,619       1,892
                                                                       --------
                                                                         39,953
                                                                       --------

TOTAL COMMON STOCKS
(Cost $105,691)                                                         132,603
                                                                       --------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Temp Cash                                      465,691         465
BlackRock Provident Institutional
     Funds - Temp Fund                                      465,692         466
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $931)                                                                 931
                                                                       --------

TOTAL INVESTMENTS --- 99.9%
(Cost $106,622) (a)                                                     133,534

-------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 2.9%
-------------------------------------------------------------------------------
Institutional Money Market Trust
 1.075%, 1/02/04
(Cost $3,932)                                                 3,932       3,932
                                                                       --------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (2.8%)                                             (3,863)
                                                                       --------

NET ASSETS APPLICABLE TO 9,604,984
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $133,603
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  13.91
                                                                       ========

----------------------------------------------
*     Non-Income Producing Security

GDR - Global Depository Receipt

+ Security position is either entirely or partially on loan at December 31, 2003.

(a) At December 31, 2003, the cost for Federal income tax purposes was $106,725,364. Net unrealized appreciation was $26,808,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,508,556 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($699,980.)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE INTERNATIONAL EQUITY FUND

-----------------------------------------------------------------------
COMMON STOCKS                                  % of Market      Value
INDUSTRY DIVERSIFICATION                          Value        (000's)
-----------------------------------------------------------------------
Automobile Manufacturing                             2.1%    $   2,811
Beverages                                            5.1%        6,742
Brewery                                              3.4%        4,470
Building & Real Estate                               2.1%        2,845
Commerical Services                                  1.2%        1,651
Diversified Food Products                           12.7%       16,823
Diversified Operations                               5.6%        7,390
Electric                                             2.3%        3,023
Entertainment                                        1.4%        1,856
Financial Services                                  29.7%       39,388
Gas Distribution                                     4.7%        6,282
Insurance                                            4.4%        5,822
Manufacturing                                        3.5%        4,691
Medical Services                                     0.6%          634
Newspapers                                           2.6%        3,442
Pharmaceuticals                                      0.8%          998
Real Estate                                          2.6%        3,502
Retail Diversified                                   4.0%        5,322
Tobacco                                              9.7%       12,923
Wholesale Distribution                               1.5%        1,988
                                              -------------------------
                                                   100.0%      132,603
                                              =========================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE SMALL CAP VALUE FUND

                                                             Number     Value
                                                           of Shares    (000)
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.5%
-------------------------------------------------------------------------------
Advertising -- 0.7%
Modem Media Poppe Tyson, Inc.*                               134,300   $  1,097
                                                                       --------
Aerospace & Defense -- 2.2%
BE Aerospace, Inc.*                                           80,300        434
CPI Aerostructures, Inc.*                                     17,600        209
Ducommun, Inc. *                                              30,600        684
Fairchild Corp., The*                                         54,200        273
GenCorp, Inc.                                                 25,700        277
Heico Corp.                                                   27,500        501
Kaman Corp.                                                   26,900        342
Moog, Inc. *                                                   7,900        390
Teledyne Technologies, Inc.*                                   6,800        128
                                                                       --------
                                                                          3,238
                                                                       --------
Agricultural Products -- 0.5%
AGCO Corp.*                                                   20,700        417
IMC Global, Inc.                                              26,800        266
                                                                       --------
                                                                            683
                                                                       --------
Automobiles & Related -- 1.2%
National R.V. Holdings, Inc.*                                 40,700        405
Rent Way, Inc.*                                               75,000        614
Rush Enterprises, Inc.*                                       17,900        181
Spartan Motors, Inc.                                          53,500        540
                                                                       --------
                                                                          1,740
                                                                       --------
Banking -- 0.3%
Texas Capital Bancshares, Inc.*                               27,100        392
                                                                       --------
Broadcast/Media -- 0.4%
Media General, Inc. Class A                                    5,500        358
Regent Communications, Inc.*                                  47,800        304
                                                                       --------
                                                                            662
                                                                       --------
Building & Real Estate -- 1.5%
Champion Enterprises, Inc. *                                  96,000        672
Fleetwood Enterprises, Inc.*+                                 66,900        686
McGrath Rentcorp                                              25,000        681
Modtech Holdings, Inc. *                                      29,700        250
                                                                       --------
                                                                          2,289
                                                                       --------
Building Products & Supplies -- 1.7%
Butler Manufacturing Co.                                       5,700        125
Dixie Group, Inc.*                                            43,200        332
Lennox International, Inc.                                    33,600        561
NCI Building Systems, Inc.*                                   26,600        636
Texas Industries, Inc.                                        25,500        944
                                                                       --------
                                                                          2,598
                                                                       --------
Chemicals -- 3.9%
Albemarle Corp.                                               16,500        495
Applied Extrusion Technologies, Inc.*                         64,300        170
H.B. Fuller Co.                                               25,600        761
Lesco, Inc.*                                                  38,100        495
Macdermid, Inc.                                               32,500      1,113
Polyone Corp.                                                102,800        657
Quaker Chemical Corp.                                         32,500        999
Terra Industries, Inc. *                                     103,000        341
Wellman, Inc.                                                 71,900        734
                                                                       --------
                                                                          5,765
                                                                       --------
Computer - Internet - Communications -- 1.4%
aQuantive, Inc.*                                               8,100         83
Centillium Communications, Inc.*                              69,600        392

                                                             Number     Value
                                                           of Shares    (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Computer - Internet - Communications -- (continued)
Digi International, Inc.*                                     27,300   $    262
Internap Network Services Corp.*                             149,600        367
ITXC Corp.*                                                  111,600        482
Norstan, Inc.*                                                53,400        170
Watchguard Technologies, Inc.*                                53,900        314
                                                                       --------
                                                                          2,070
                                                                       --------
Computer - Internet Services & Software -- 0.3%
ePresence, Inc.*                                              40,000        150
iVillage, Inc.*                                               92,200        330
                                                                       --------
                                                                            480
                                                                       --------
Computer - Network Products & Services -- 3.4%
3Com Corp.*                                                   78,200        639
Ansoft Corporation*                                           35,000        449
Borland Software Corp.*                                       70,000        681
Computer Network Technology Corp.*                            29,400        280
Hypercom Corp.*                                               72,000        343
Indus International, Inc.*                                    71,800        215
Interland, Inc.*                                              28,100        183
Lantronix, Inc.*                                              77,600         91
NetSolve, Inc.*                                               47,700        386
Radiant Systems, Inc.*                                        53,000        446
UNOVA, Inc.*                                                  59,900      1,376
                                                                       --------
                                                                          5,089
                                                                       --------
Computer Services & Software -- 6.8%
ADE Corp.*                                                    24,600        456
Aspen Technology, Inc.*                                       46,200        475
Bottomline Technologies, Inc.*                                61,400        553
Carreker Corp.*                                               35,400        496
Computer Horizons Corp.*                                     128,500        505
Computer Task Group, Inc.*                                   110,000        428
Concurrent Computer Corp.*                                    50,800        222
Dot Hill Systems Corp.*                                       27,200        412
Epicor Software Corp.*                                        51,200        653
Evans & Sutherland Computer Corp.*                            70,000        315
Iomega Corp.                                                  48,400        289
Manufacturers Services Ltd.*                                 108,000        657
Maxwell Technologies, Inc.*                                   50,000        355
Mentor Graphics Corp.*                                        27,800        404
MSC Software Corp.*                                           46,600        440
NetIQ Corp.*                                                  53,300        706
Pericom Semiconductor Corp.*                                  49,400        527
Phoenix Technologies Ltd.*                                    71,800        580
Pinnacle Systems, Inc.*                                       55,700        475
Quovadx, Inc.*                                                21,839        107
SBS Technologies, Inc.*                                       27,700        407
SCB Computer Technology, Inc.*                                46,400         96
SCM Microsystems, Inc.*                                       34,000        262
Technology Solutions Corp.*                                   90,000        113
Tripos, Inc.*                                                 21,400        143
Versant Corp.*+                                               70,000        109
                                                                       --------
                                                                         10,185
                                                                       --------
Computers & Office Equipment -- 0.7%
Printronix, Inc.*                                             26,500        465
Western Digital Corp.*                                        43,500        513
                                                                       --------
                                                                            978
                                                                       --------
Consulting Services -- 0.8%
FTI Consulting, Inc.*                                         34,700        811

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE SMALL CAP VALUE FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Consulting Services -- (continued)
Inforte Corp.*                                                20,400   $    169
Management Network Group, Inc.*                               47,700        157
                                                                       --------
                                                                          1,137
                                                                       --------
Consumer Products -- 3.1%
A.T. Cross Co.*                                               42,500        283
Cobra Electronics Corp.*                                      26,800        202
JAKKS Pacific, Inc.*                                          34,500        454
Metris Companies, Inc.+                                       70,600        313
Movado Group, Inc.                                            19,500        550
Oneida Ltd.+                                                  59,200        349
Playtex Products, Inc.*                                       93,500        723
Revlon, Inc.*                                                 29,700         67
Salton, Inc.*                                                 69,100        903
Water Pik Technologies, Inc.*                                 42,500        521
Xanser Corp.*                                                130,000        308
                                                                       --------
                                                                          4,673
                                                                       --------
Containers -- 0.8%
Graphic Packaging Corp.*                                     118,700        482
Longview Fibre Co.                                            57,800        714
                                                                       --------
                                                                          1,196
                                                                       --------
Distribution Services -- 1.1%
Aviall, Inc.*                                                 40,200        624
Bell Microproducts, Inc.*                                    105,000        951
                                                                       --------
                                                                          1,575
                                                                       --------
Diversified Operations -- 1.8%
Calgon Carbon Corp.                                           85,000        528
Deswell Industries, Inc.                                      30,000        780
GSI Lumonics, Inc.*                                           77,300        910
Lydall, Inc.*                                                 33,500        341
National Technical Systems, Inc.*                             17,800         96
                                                                       --------
                                                                          2,655
                                                                       --------
Electronic Components & Semiconductors -- 12.0%
Alliance Semiconductor Corp.*                                111,500        793
Anadigics, Inc.*                                              38,100        227
Analogic Corp.                                                10,600        435
Avnet, Inc.*+                                                 20,200        438
Belden, Inc.                                                  22,600        477
Brooks Automation, Inc.*                                      34,400        831
Cable Design Technologies Corp.*                              71,800        645
California Micro Devices Corp.*                               68,500        625
Credence Systems Corp.*                                       27,100        357
CTS Corp.                                                     50,100        576
EMCORE Corp.*                                                 23,200        109
Globespan Virata, Inc.*+                                      72,450        426
Integrated Silicon Solution, Inc.*                            19,300        302
Interlink Electronics, Inc.*                                  52,500        369
Keithley Instruments, Inc.                                    42,500        778
Labarge Inc.*                                                 58,100        317
Lecroy Corp.*                                                 48,000        864
MEMC Electronic Materials, Inc.*                              97,900        942
Metron Technology N.V.*+                                      60,600        261
Park Electrochemical Corp.                                    36,100        956
Peak International Ltd.*                                      35,700        200
Pemstar, Inc.*                                                56,700        187
PLX Technology, Inc.*                                         62,300        551
Robotic Vision Systems, Inc.*                                 42,940        140
Rogers Corp.*                                                 18,500        816

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Electronic Components & Semiconductors -- (continued)
Silicon Storage Technology, Inc.*                             22,300   $    245
Spectrum Control, Inc.*                                       62,000        494
Standard Microsystems Corp.*                                  30,700        777
Triquint Semiconductor, Inc.*                                 45,600        322
TTM Technologies, Inc.*                                       30,000        506
Universal Electronics, Inc.*                                  60,000        764
Varian Semiconductor Equipment Associates, Inc.*               3,300        144
Veeco Instruments, Inc.*+                                     25,100        708
Vishay Intertechnology, Inc.*+                                40,350        925
Zygo Corp.*                                                   17,900        295
                                                                       --------
                                                                         17,802
                                                                       --------
Energy Resources & Services -- 2.1%
Baldor Electric Co.                                           40,000        914
Comfort Systems USA, Inc.*                                    66,400        364
Graftech International Ltd*                                   45,300        612
Innovex, Inc.*                                                42,000        354
Merix Corp.*                                                  32,900        807
                                                                       --------
                                                                          3,051
                                                                       --------
Entertainment & Leisure -- 2.3%
Alloy, Inc.*                                                  92,900        484
Carmike Cinemas, Inc.*                                        25,000        871
Insight Communications Co., Inc.*                             84,700        873
Topps Co., Inc.                                               44,300        455
Vail Resorts, Inc.*                                           39,600        673
                                                                       --------
                                                                          3,356
                                                                       --------
Environmental Instruments -- 0.7%
Gundle/SLT Environmental, Inc.*                               21,100        438
TRC Cos., Inc.*                                               27,600        581
                                                                       --------
                                                                          1,019
                                                                       --------
Food & Beverages -- 0.1%
Galaxy Nutritional Foods, Inc.*                               80,000        201
                                                                       --------

Healthcare -- 1.7%
American Medical Security Group, Inc.*                        30,000        673
Hologic, Inc.*                                                35,700        619
Province Healthcare Co.*                                      50,000        800
Trizetto Group, Inc.*                                         72,200        465
                                                                       --------
                                                                          2,557
                                                                       --------
Home Furnishings - Housewares -- 1.1%
Bassett Furniture Industries, Inc.                            31,300        516
Furniture Brands International, Inc.                          39,000      1,144
                                                                       --------
                                                                          1,660
                                                                       --------
Hotels & Resorts -- 0.6%
Orient Express Hotel Ltd.                                     50,100        823
                                                                       --------

Insurance -- 0.7%
Horace Mann Educators Corp.                                   45,700        639
PXRE Group Ltd.                                               20,000        471
                                                                       --------
                                                                          1,110
                                                                       --------
Machinery & Heavy Equipment -- 2.7%
Flow International Corp.*                                     60,000        180
FSI International, Inc.*                                      82,500        609
Gardner Denver, Inc.*                                         26,200        625
JLG Industries, Inc.                                          50,600        771
Regal Beloit Corp.                                            35,700        786
Stewart & Stevenson Services, Inc.                            28,200        396
Terex Corp.*+                                                 21,500        612
                                                                       --------
                                                                          3,979
                                                                       --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE SMALL CAP VALUE FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Manufacturing -- 5.6%
Brush Engineered Materials, Inc.*                             40,500   $    620
DT Industries, Inc.*                                          73,000         90
Esterline Technologies Corp.*                                 36,200        965
Flowserve Corp.*                                              41,400        864
Foster (L.B.) Co. Class A*                                    50,000        325
Gerber Scientific, Inc.*                                      92,300        735
Griffon Corp.*                                                21,000        425
Hartmarx Corp.*                                               81,000        338
Hexcel Corp.*                                                 90,400        670
Lamson & Sessions Co.*                                        31,200        180
MagneTek, Inc.*                                               72,700        479
OSI Systems, Inc.*                                            31,500        605
Steinway Musical Instruments*                                 42,500      1,050
Warnaco Group, Inc.*                                          65,100      1,039
                                                                       --------
                                                                          8,385
                                                                       --------
Medical Services & Equipment -- 1.4%
Cross Country Healthcare, Inc.*                               44,500        664
FEI Co.*                                                      26,600        599
Medical Staffing Network Holdings, Inc.*                      46,100        505
MedSource Technologies, Inc.*                                 28,800        130
Prime Medical Services, Inc.*                                 47,000        219
                                                                       --------
                                                                          2,117
                                                                       --------
Metal Components & Products -- 3.6%
Century Aluminum Co.*                                         61,300      1,165
Circor International, Inc.                                    36,500        880
Ladish Co., Inc.                                              32,500        264
Material Sciences Corp.                                       43,200        437
Oregon Steel Mills, Inc.*                                     80,400        467
Penn Engineering & Mfg. Corp.                                 23,000        438
RTI International Metals, Inc.*                               15,300        258
Thermadyne Holdings Corp.*                                     5,700         70
Timken Co.+                                                   66,200      1,327
                                                                       --------
                                                                          5,306
                                                                       --------
Metals & Mining -- 1.2%
Carpenter Technology Corp.                                    33,600        994
Titanium Metals Corp.*                                        14,040        737
                                                                       --------
                                                                          1,731
                                                                       --------
Oil & Gas -- 3.5%
Boots and Coots International Well Control*                   69,600         88
Forest Oil Corp.*+                                            36,200      1,034
Horizon Offshore, Inc.*                                       46,800        206
Lone Star Technologies, Inc.*                                 56,900        909
Nuevo Energy Co.*                                             31,200        754
Pengrowth Energy Trust+                                       30,500        500
Swift Energy Co.*                                             55,000        927
Westport Resources Corp.*                                     26,600        794
                                                                       --------
                                                                          5,212
                                                                       --------
Pharmaceuticals -- 0.1%
Transgenomic, Inc.*                                           56,100        112
                                                                       --------
Printing & Publishing -- 3.4%
Bowne & Co., Inc.                                             70,000        949
Emmis Communications Corp.*                                   45,400      1,228
Journal Communications, Inc.                                  29,400        545
Journal Register Co.*                                         37,000        766

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Printing & Publishing -- (continued)
McClatchy Co.                                                 15,000   $  1,032
Valassis Communications, Inc.*+                               20,100        590
                                                                       --------
                                                                          5,110
                                                                       --------
Restaurants -- 1.4%
Champps Entertainment, Inc.*                                  43,900        327
IHOP Corp.                                                    14,400        554
Landry's Restaurants, Inc.                                    41,000      1,055
Rubio's Restaurants, Inc.*                                    33,000        197
                                                                       --------
                                                                          2,133
                                                                       --------
Retail -- 7.4%
Applica, Inc.                                                 30,500        232
Brown Shoe Co., Inc.                                          13,200        501
Burlington Coat Factory Warehouse Corp.                       40,000        846
Casual Male Retail Group, INC.*                               52,200        362
Charlotte Russe Holdings, Inc.*                               44,400        615
Coldwater Creek, Inc.*                                        50,000        550
Dillard's, Inc.                                               47,500        782
Intertan, Inc.*                                               52,600        532
Linens 'n Things, Inc.*+                                      34,700      1,044
Loehman's Holdings, Inc.*                                     20,000        384
Longs Drug Stores Corp.                                       42,400      1,049
Phillips-Van Heusen Corp.                                     28,000        497
Rex Stores Corp.*                                             50,000        708
Saks, Inc.*                                                   72,500      1,090
Skechers U.S.A., Inc.*                                         6,300         51
Tweeter Home Entertainment Group, Inc.*                       75,000        709
Ultimate Electronics, Inc.*                                   33,700        257
Wet Seal, Inc.*                                               54,000        534
Wild Oats Markets, Inc.*                                      19,100        248
                                                                       --------
                                                                         10,991
                                                                       --------
Services - Commercial -- 1.6%
Interface, Inc.*                                              94,900        525
Pegasus Solutions, Inc.*                                      15,800        165
Shaw Group, Inc.*                                             47,200        643
Volt Information Sciences, Inc.*                              49,000      1,108
                                                                       --------
                                                                          2,441
                                                                       --------
Telecommunications -- 5.2%
Andrew Corp.*+                                                59,225        682
Arris Group, Inc.*                                            41,100        298
Carrier Access Corp.*                                         53,700        672
C-Cor.Net Corp.*                                              35,300        393
Channell Commercial Corp.*                                    14,700         61
General Communication, Inc. Class A*                          55,300        481
Glenayre Technologies, Inc.*                                  99,200        267
Globecom System, Inc.*                                        40,100        190
Harmonic, Inc.*                                               48,300        350
Interphase Corp.*                                             40,000        518
Inter-Tel, Inc.                                               21,600        540
Metasolv, Inc.*                                               90,000        219
Network Equipment Technologies, Inc.*                         92,500      1,018
Powerwave Technologies, Inc.*+                                93,200        713
Symmetricom, Inc.*                                            94,300        687
ValueClick, Inc.*                                             47,500        431
Westell Technologies, Inc.*                                   40,100        252
                                                                       --------
                                                                          7,772
                                                                       --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE SMALL CAP VALUE FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Transportation  & Related Services -- 4.5%
Alaska Air Group, Inc.*                                       17,500   $    478
Arkansas Best Corp.                                           30,000        942
Celadon Group, Inc.*                                          35,000        497
Covenant Transport, Inc.*                                     30,000        570
Gulfmark Offshore, Inc.*                                      47,600        666
Mesa Air Group, Inc.*+                                        43,300        542
OMI Corp.*                                                    62,300        556
Sea Containers, Ltd.*                                         51,000        931
Stelmar Shipping Ltd.                                         40,100        877
Yellow Roadway Corp.*                                         18,100        654
                                                                       --------
                                                                          6,713
                                                                       --------
TOTAL COMMON STOCKS
(Cost $111,946)                                                         142,083
                                                                       --------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                       3,776,613     3,776
RBB Sansom Street Fund Money Market
     Portfolio                                              3,776,614     3,777
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,553)                                                             7,553
                                                                       --------

TOTAL INVESTMENTS --- 100.6%
  (Cost $119,499)(a)                                                    149,636

-------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 5.9%
-------------------------------------------------------------------------------
Amex Centurion Bank FRN
 1.131%, 01/29/04                                                  7          7
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                                989        989
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                              1,065      1,065
Chase Manhattan Bank TD
 0.875%, 01/02/04                                                 57         57
GE Capital FRN
 1.130%, 01/02/04                                                 94         94
Institutional Money Market Trust
 1.075%, 01/02/04                                              5,089      5,089
Monument Global FRN
 1.141%, 01/29/04                                                740        740
Tannehill ABCP
 1.100%, 01/08/04                                                638        638
UBS Bank TD
 0.937%, 01/02/04                                                 80         80

TOTAL SECURITIES LENDING COLLATERAL
(Cost $8,759)                                                             8,759
                                                                       --------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (6.5%)                                             (9,695)
                                                                       --------

NET ASSETS APPLICABLE TO 8,172,484
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $148,700
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  18.20
                                                                       ========

-----------------------------------------------
*     Non-Income Producing Security

+ Security position is either entirely or partially on loan at December 31, 2003.

ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)

CP VAR RT - Commercial Paper Variable Rate Note

FRN - Floating Rate Note

TD - Time Deposit

(a) At December 31, 2003, the cost for Federal income tax purposes was $120,209,429. Net unrealized appreciation was $29,426,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,540,467 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($5,113,726).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE EMERGING GROWTH FUND

                                                              Number     Value
                                                            of Shares    (000)
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
--------------------------------------------------------------------------------
Aerospace & Defense -- 0.7%
Engineered Support Systems, Inc.                                7,900   $    435
MTC Technologies, Inc.*                                         9,100        293
                                                                        --------
                                                                             728
                                                                        --------
Automobiles & Related -- 0.8%
United Auto Group, Inc.*                                       29,700        930
                                                                        --------
Banking -- 2.0%
Franklin Bank Corp.*                                           13,300        253
NetBank, Inc.                                                  57,050        761
PrivateBancorp, Inc.                                           14,950        681
Silicon Valley Bancshares*                                     15,500        559
                                                                        --------
                                                                           2,254
                                                                        --------
Computer - Internet - Communications -- 1.7%
iPass, Inc.*                                                   32,850        527
NIC, Inc.*                                                      2,100         17
WebEx Communications, Inc.*                                    69,300      1,392
                                                                        --------
                                                                           1,936
                                                                        --------
Computer - Internet Services & Software -- 7.3%
Agile Software Corp.*                                          31,500        312
Autobytel, Inc.*                                               35,900        326
CheckFree Corp.*+                                              21,900        606
Chordiant Software, Inc.*                                      32,500        177
CNET Networks, Inc.*                                          123,950        845
Digitas, Inc.*                                                 51,750        482
eResearch Technology, Inc.*                                    45,300      1,152
eSPEED, Inc.*                                                  18,450        432
HomeStore, Inc.*                                               22,000        104
Informatica Corp.*                                             28,100        289
Ixia*                                                          48,700        570
Macromedia, Inc.*                                              34,750        620
Priceline.com, Inc.*                                           30,666        549
Red Hat, Inc.*                                                 52,450        984
Retek, Inc.*                                                   73,300        680
                                                                        --------
                                                                           8,128
                                                                        --------
Computer - Network Products & Services -- 5.3%
Altiris, Inc.*+                                                40,250      1,468
Emulex Corp.*+                                                 24,000        640
Magma Design Automation, Inc.*+                                55,850      1,304
NetScreen Technologies, Inc.*                                  34,200        846
Packeteer, Inc.*                                               26,650        453
SRA International, Inc.*                                       16,800        724
Trident Microsystems, Inc.*                                    27,300        476
                                                                        --------
                                                                           5,911
                                                                        --------
Computer Services & Software -- 11.8%
Anteon International Corp.*                                    46,050      1,660
Ask Jeeves, Inc.*+                                             78,300      1,419
Business Objects S.A. ADR*+                                    36,000      1,248
Callidus Software*                                              5,850        103
Carreker Corp.*                                                13,900        195
Cognizant Technology Solutions Corp.*                          12,500        571
CoStar Group, Inc.*                                            28,400      1,184
Merge Technologies, Inc.*                                      27,650        488
Micromuse, Inc.*                                               54,450        376
MicroStrategy, Inc.*                                           22,468      1,179
Mobility Electronics, Inc.*                                    42,300        378
M-Systems Flash Disk Pioneers Ltd.*                            99,850      1,725

                                                              Number     Value
                                                            of Shares    (000)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer Services & Software -- (continued)
Omnicell, Inc.*                                                56,400   $    914
Quest Software, Inc.*                                          47,300        672
United Online, Inc.*+                                          60,525      1,016
                                                                        --------
                                                                          13,128
                                                                        --------
Electronic Components & Semiconductors -- 12.2%
August Technology Corp.*                                       45,400        842
Credence Systems Corp.*                                        78,750      1,036
ESS Technology, Inc.*                                          27,400        466
Exar Corp.*                                                    30,700        524
FormFactor, Inc.*                                              28,450        563
LTX Corp.*                                                     26,400        397
Mindspeed Technologies, Inc.*                                 103,700        710
O2Micro International Ltd.*                                   132,600      2,970
OmniVision Technologies, Inc.*                                 11,850        655
Pixelworks, Inc.*                                               1,400         15
PLX Technology, Inc.*                                          59,550        528
Power Integrations, Inc.*+                                     31,300      1,048
Sigmatel, Inc.*                                                28,100        694
Silicon Laboratories, Inc.*                                     8,650        374
Silicon Storage Technology, Inc.*                              32,300        355
Superconductor Technologies, Inc.*                             35,200        196
Tessera Technologies, Inc.*                                     6,000        113
Ultratech, Inc.*                                               36,750      1,079
Verisity Ltd.*                                                 37,000        472
Virage Logic Corp.*                                            49,750        506
                                                                        --------
                                                                          13,543
                                                                        --------
Entertainment & Leisure -- 2.7%
Alliance Gaming Corp.*                                         55,250      1,362
Multimedia Games, Inc.*                                        13,700        563
NetFlix, Inc.*+                                                11,900        651
Scientific Games Corp.*                                        25,500        434
                                                                        --------
                                                                           3,010
                                                                        --------
Finance -- 3.3%
Accredited Home Lenders Holding Co.*                           19,000        581
Affiliated  Managers Group, Inc.*+                              6,800        473
AmeriCredit Corp.*+                                            19,600        312
Boston Private Financial Holdings, Inc.                        46,600      1,158
CapitalSource, Inc.*                                           20,200        438
Saxon Capital, Inc.*                                           20,700        434
World Acceptance Corp.*                                        12,850        256
                                                                        --------
                                                                           3,652
                                                                        --------
Food & Beverages -- 0.3%
Peet's Coffee & Tea, Inc.*                                     20,200        352
                                                                        --------
Healthcare -- 3.4%
American Healthways, Inc.*+                                    23,600        563
AMERIGROUP Corp.*                                               8,100        346
Odyssey Healthcare, Inc.*                                      10,700        313
Sunrise Senior Living, Inc.*+                                  26,050      1,009
United Surgical Partners International, Inc.*                  44,200      1,480
                                                                        --------
                                                                           3,711
                                                                        --------
Hotels & Gaming -- 0.7%
Penn National Gaming, Inc.*                                    13,500        312
Station Casinos, Inc.                                          16,250        497
                                                                        --------
                                                                             809
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE EMERGING GROWTH FUND

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Instruments - Controls -- 0.8%
Photon Dynamics, Inc.*+                                        23,150   $    932
                                                                        --------
Insurance -- 0.6%
Infinity Property & Casualty Corp.                             10,900        360
ProAssurance Corp.*                                            10,700        344
                                                                        --------
                                                                             704
                                                                        --------
Manufacturing -- 0.8%
Applied Films Corp.*                                           27,150        896
                                                                        --------
Medical Services & Equipment -- 9.9%
Advanced Neuromodulation Systems, Inc.*                        10,075        463
Align Technology, Inc.*                                        32,050        529
BioReliance Corp.*                                              7,750        371
Closure Medical Corp.*                                         29,750      1,009
Covance, Inc.*+                                                16,700        448
Dendrite International, Inc.*                                  47,000        736
Discovery Laboratories, Inc.*                                  48,200        506
EPIX Medical, Inc.*                                            40,800        664
Exact Sciences Corp.*                                          40,350        408
ILEX Oncology, Inc.*                                           15,800        336
Intuitive Surgical, Inc.*                                      31,550        539
Kyphon, Inc.*                                                  29,300        728
Martek Biosciences Corp.*+                                     11,400        741
OrthoLogic Corp.*                                              54,500        334
Regeneration Technologies, Inc.*                               53,250        584
Serologicals Corp.*                                             9,200        171
Telik, Inc.*                                                   38,750        892
Ventana Medical Systems, Inc.*                                 21,150        833
Vistacare, Inc.*                                                8,600        302
Wright Medical Group, Inc.*                                    11,650        355
                                                                        --------
                                                                          10,949
                                                                        --------
Metals & Mining -- 0.7%
Steel Dynamics, Inc.*                                          34,900        820
                                                                        --------
Personal Services -- 0.6%
Bright Horizons Family Solutions, Inc.*                        14,750        620
                                                                        --------
Pharmaceuticals -- 11.9%
Accredo Health, Inc.*+                                         31,650      1,000
Adolor Corp.*                                                  32,990        660
Alexion Pharmaceuticals, Inc.*                                 40,450        688
Angiotech Pharmaceuticals, Inc.*                               14,550        669
AtheroGenics, Inc.*                                            71,950      1,076
Atrix Laboratories, Inc.*                                      24,700        594
I-Flow Corp.*                                                  23,050        321
Impax Laboratories, Inc.*                                      15,600        224
Inspire Pharmaceuticals, Inc.*                                 31,000        439
Inveresk Research Group, Inc.*                                 24,700        611
K-V Pharmaceutical Co.*                                        37,350        952
Medicines Co.*                                                 40,700      1,199
Nabi Biopharmaceuticals*                                       59,300        754
Onyx Pharmaceuticals, Inc.*                                    28,300        799
Penwest Pharmaceuticals Co.*                                   50,450        872
Pharmaceutical Product Development, Inc.*                      18,200        492
Salix Pharmaceuticals Ltd.*                                    68,850      1,561
Vicuron Pharmaceuticals, Inc.*                                 14,600        272
                                                                        --------
                                                                          13,183
                                                                        --------

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Restaurants -- 1.3%
Chicago Pizza & Brewery, Inc.*                                 54,250   $    809
RARE Hospitality International, Inc.*                          27,250        666
                                                                        --------
                                                                           1,475
                                                                        --------
Retail -- 7.9%
1-800-FLOWERS.COM, Inc.*                                       53,200        588
Aeropostale, Inc.*                                             14,400        395
Bebe Stores, Inc.*                                             13,000        338
Christopher & Banks Corp.*                                     29,050        567
Cost Plus, Inc.*                                               33,150      1,359
Deckers Outdoor Corp.*                                          9,400        193
Guess?, Inc.*                                                  31,750        383
Kenneth Cole Productions, Inc.                                 18,150        534
Kirkland's, Inc.*                                              30,750        543
K-Swiss, Inc.                                                  17,800        428
Pacific Sunwear of California, Inc.*+                          10,250        216
Restoration Hardware, Inc.*                                    39,000        185
Select Comfort Corp.*                                          29,350        727
Sports Authority, Inc.*                                        23,000        883
Urban Outfitters, Inc.*+                                       38,300      1,419
                                                                        --------
                                                                           8,758
                                                                        --------
Services - Commercial -- 3.0%
InfoSpace, Inc.*                                               67,850      1,564
Navigant Consulting, Inc.*                                     96,600      1,822
                                                                        --------
                                                                           3,386
                                                                        --------
Telecommunications -- 2.6%
Alvarion Ltd.*                                                 35,700        412
AudioCodes, Ltd.*                                              53,800        562
Ditech Communications Corp.*                                   24,600        470
Sonus Networks, Inc.*                                          68,800        520
ValueClick, Inc.*                                             107,050        972
                                                                        --------
                                                                           2,936
                                                                        --------
Textiles & Apparel -- 0.9%
Ceradyne, Inc.*                                                13,200        450
Oxford Industries, Inc.                                        16,700        565
                                                                        --------
                                                                           1,015
                                                                        --------
Transportation  & Related Services -- 1.3%
CSK Auto Corp.*                                                18,500        348
Forward Air Corp.*                                             18,950        521
Pinnacle Airlines Corp.*                                       39,700        551
                                                                        --------
                                                                           1,420
                                                                        --------
TOTAL COMMON STOCKS
(Cost $82,844)                                                           105,186
                                                                        --------

--------------------------------------------------------------------------------
WARRANTS -- 0.3%
--------------------------------------------------------------------------------
Interactive Corp.*
(Cost $29)                                                      8,376        357
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                         2,748,052     2,748
BlackRock Provident Institutional
    Funds - TempFund                                         2,748,065     2,748
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,496)                                                              5,496
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE EMERGING GROWTH FUND

                                                                        Value
                                                                        (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 99.7%
  (Cost $88,369)                                                       $111,039

                                                             Par
                                                            (000)
-------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 14.1%
-------------------------------------------------------------------------------
Amex Centurion Bank FRN
 1.131%, 01/29/04                                          $     593        593
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                                645        645
Chase Manhattan Bank TD
 0.875%, 01/02/04                                                327        327
Concord Minute Men ABCP
 1.130%, 02/12/04                                              1,219      1,219
Institutional Money Market Trust
 1.075%, 01/02/04                                              6,718      6,718
Merrill Lynch FRN
 1.130%, 01/02/04                                                114        114
Morgan Stanley Corp. VAR RT
 1.030%, 01/02/04                                              2,076      2,076
Morgan Stanley FRN
 1.030%, 01/02/04                                                462        462
Natexis Banques FRN
 1.035%, 01/02/04                                                644        644
Natexis Banques FRN
 1.100%, 01/02/04                                              2,152      2,152
Societe Generale FRN
 1.075%, 01/02/04                                                219        219
UBS Bank TD
 0.937%, 01/02/04                                                108        108
West Lb Ag FRN
 1.111%, 01/29/04                                                431        431
                                                                       --------

TOTAL SECURITIES LENDING COLLATERAL
(Cost $15,708) (a)                                                       15,708
                                                                       --------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (13.8%)                                           (15,387)
                                                                       --------

NET ASSETS APPLICABLE TO 6,369,472
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $111,360
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  17.48
                                                                       ========
----------------------------------------------
*     Non-Income Producing Security

+     Security position is either entirely or partially on loan at December 31,
      2003

ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)

ADR - American Depository Receipt

CP VAR RT - Commercial Paper Variable Rate Note

FRN - Floating Rate Note

TD - Time Deposit

VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $90,945,705. Net unrealized appreciation was $20,093,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,402,200 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,308,548).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE LIMITED MATURITY BOND FUND

                                                               Par       Value
                                                              (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 53.8%
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes
  3.375%, 01/15/07                                           $  3,000   $  3,795
                                                                        --------
U.S. Treasury Notes
  2.250%, 07/31/04                                              2,000      2,014
  2.625%, 05/15/08                                              5,000      4,925
  3.000%, 02/15/08                                              4,000      4,019
  4.375%, 05/15/07                                              2,000      2,118
  4.625%, 05/15/06                                              3,000      3,179
  5.750%, 11/15/05                                                100        107
  7.500%, 02/15/05                                              1,000      1,069
  7.875%, 11/15/04                                              2,100      2,220
                                                                        --------
                                                                          19,651
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,003)                                                            23,446
                                                                        --------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 10.3%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  5.000%**, 01/25/12 ++                                         4,850        312
  7.000%, 12/01/32                                              3,300      3,484
                                                                        --------
                                                                           3,796
                                                                        --------
Government National Mortgage Association
  6.500%, 01/15/32                                                121        127
  6.500%, 05/15/32                                                434        458
  6.500%, 09/15/32                                                125        132
                                                                        --------
                                                                             717
                                                                        --------
TOTAL AGENCY OBLIGATIONS
(Cost $4,551)                                                              4,513
                                                                        --------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.4%
--------------------------------------------------------------------------------
Asset Securitization Corp.
  7.400%, 10/13/26                                                961      1,058
                                                                        --------
Bear Stearns Commercial Mortgage Securities
  6.080%, 02/15/35                                              1,817      1,961
                                                                        --------
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                              1,000      1,002
                                                                        --------
GE Capital Commercial Mortgage Corp.
  5.033%, 12/10/35                                                190        199
  6.079%, 05/15/33                                                840        907
                                                                        --------
                                                                           1,106
                                                                        --------
Green Tree Financial Corp.
  6.500%, 02/01/31                                              1,120      1,114
  7.250%, 09/15/26                                                817        842
  7.330%, 03/01/30                                              1,000      1,041
  7.650%, 04/15/19                                                829        877
                                                                        --------
                                                                           3,874
                                                                        --------
LB-UBS Commercial Mortgage Trust
  5.401%, 03/15/26                                              1,113      1,172
  6.058%, 06/15/20                                                918        992
                                                                        --------
                                                                           2,164
                                                                        --------
Morgan Stanley Dean Witter Capital I
  5.020%, 10/15/35                                              1,546      1,614
                                                                        --------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                                821        883
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $13,498)                                                            13,662
                                                                        --------

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempFund                                       1,236,818   $  1,237
Evergreen Prime Cash Management
     Money Market Fund                                         91,773         92
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,329)                                                              1,329
                                                                        --------
TOTAL INVESTMENTS --- 98.6%
  (Cost $42,381) (a)                                                      42,950

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 1.4%                                                     595
                                                                        --------

NET ASSETS APPLICABLE TO 4,119,081
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 43,545
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  10.57
                                                                        ========

----------------------------------------------
++   IO - Interest Only Security

**   Effective Yield

(a) At December 31, 2003, the cost for Federal income tax purposes was $42,381,097. Net unrealized appreciation was $569,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $722,885 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($153,759).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE CORE EQUITY FUND

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
--------------------------------------------------------------------------------
Advertising -- 0.7%
Omnicom Group, Inc.                                               800   $     70
                                                                        --------
Aerospace & Defense -- 2.3%
General Dynamics Corp.                                          1,200        108
United Technologies Corp.                                       1,300        123
                                                                        --------
                                                                             231
                                                                        --------
Automobiles & Related -- 3.2%
General Motors Corp.                                            1,750         93
Lear Corp.                                                      1,500         92
PACCAR, Inc.                                                    1,700        145
                                                                        --------
                                                                             330
                                                                        --------
Banking -- 5.4%
Bank of America Corp.                                           1,600        129
Popular, Inc.                                                   1,000         45
SouthTrust Corp.                                                5,000        164
Wachovia Corp.                                                  2,000         93
Wells Fargo & Co.                                               2,000        118
                                                                        --------
                                                                             549
                                                                        --------
Broadcasting/Media -- 0.8%
Comcast Corp.*                                                  2,500         82
                                                                        --------
Chemicals -- 0.4%
Du Pont (E.I.) De Nemours and Co.                               1,000         46
                                                                        --------
Computer - Network  Products & Services -- 2.0%
Cisco Systems, Inc.*                                            8,500        206
                                                                        --------
Computer  Services & Software -- 5.8%
Electronic Arts, Inc.*                                          3,000        143
Microsoft Corp.                                                10,800        296
VERITAS Software Corp.*                                         4,000        149
                                                                        --------
                                                                             588
                                                                        --------
Computers & Office Equipment -- 3.9%
Dell, Inc.*                                                     4,500        153
Hewlett-Packard Co.                                             4,000         92
International Business Machines Corp.                           1,700        158
                                                                        --------
                                                                             403
                                                                        --------
Consumer  Products -- 3.2%
Altria Group, Inc.                                              2,000        109
Fortune Brands, Inc.                                            3,000        214
                                                                        --------
                                                                             323
                                                                        --------
Cosmetics & Toiletries -- 1.3%
Procter & Gamble Co.                                            1,300        130
                                                                        --------
Diversified Operations -- 4.0%
3M Co.                                                          1,000         85
General Electric Co.                                           10,500        324
                                                                        --------
                                                                             409
                                                                        --------
Electronic Components & Semiconductors -- 3.8%
Analog Devices, Inc.                                            2,000         91
Intel Corp.                                                     7,500        242
Texas Instruments, Inc.                                         2,000         59
                                                                        --------
                                                                             392
                                                                        --------
Energy Resources & Services -- 1.9%
Constellation Energy Group, Inc.                                2,100         82
Philadelphia Suburban Corp.                                     5,000        111
                                                                        --------
                                                                             193
                                                                        --------

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
--------------------------------------------------------------------------------
Finance -- 11.1%
Ambac Financial Group, Inc.                                     1,500   $    104
American Express Co.                                            2,500        121
Capital One Financial Corp.                                     2,500        153
Citigroup, Inc.                                                 5,500        267
Fidelity National Financial, Inc.                               1,300         50
Goldman Sachs Group, Inc.                                       1,000         99
J.P. Morgan Chase & Co.                                         2,500         92
Legg Mason, Inc.                                                2,000        154
MBNA Corp.                                                      4,000         99
                                                                        --------
                                                                           1,139
                                                                        --------
Food & Beverages -- 2.7%
Coca-Cola Co.                                                   2,000        102
PepsiCo, Inc.                                                   2,500        117
SYSCO Corp.                                                     1,500         56
                                                                        --------
                                                                             275
                                                                        --------
Instruments - Controls -- 0.8%
PerkinElmer, Inc.                                               5,000         85
                                                                        --------
Insurance -- 2.6%
American International Group, Inc.                              2,500        166
Safeco Corp.                                                    2,600        101
                                                                        --------
                                                                             267
                                                                        --------
Machinery & Heavy Equipment -- 5.9%
Caterpillar, Inc.                                               2,500        208
Danaher Corp.                                                   2,500        229
Ingersoll-Rand Co.                                              2,500        170
                                                                        --------
                                                                             607
                                                                        --------
Medical Services & Equipment -- 6.3%
Amgen, Inc.*                                                    1,300         80
Bard (C.R.), Inc.                                               1,200         98
Chiron Corp.*                                                   1,000         57
Guidant Corp.                                                   3,000        181
St. Jude Medical, Inc.*                                         1,500         92
Zimmer Holdings, Inc.*                                          2,000        141
                                                                        --------
                                                                             649
                                                                        --------
Metals & Mining -- 1.4%
Newmont Mining Corp.                                            3,000        146
                                                                        --------
Oil & Gas -- 6.2%
ChevronTexaco Corp.                                             1,300        112
Exxon Mobil Corp.                                               6,700        275
Marathon Oil Corp.                                              3,500        116
Occidental Petroleum Corp.                                      3,000        127
                                                                        --------
                                                                             630
                                                                        --------
Pharmaceuticals -- 6.4%
Bristol-Myers Squibb Co.                                        3,700        106
Johnson & Johnson                                               3,000        155
Merck & Co., Inc.                                               2,500        116
Pfizer, Inc.                                                    8,000        282
                                                                        --------
                                                                             659
                                                                        --------
Retail -- 9.8%
Dollar General Corp.                                            6,000        126
Federated Department Stores, Inc.                               1,500         71
Gap, Inc.                                                      10,000        232
Home Depot, Inc.                                                3,500        124
Penney (J.C.) Co., Inc.                                         2,500         66
Staples, Inc.*                                                  2,500         68

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE CORE EQUITY FUND

                                                              Number     Value
                                                            of Shares    (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retail -- (continued)
Target Corp.                                                    2,000   $     77
Wal-Mart Stores, Inc.                                           4,400        233
                                                                        --------
                                                                             997
                                                                        --------
Services - Commercial -- 1.0%
Fiserv, Inc.*                                                   2,500         99
                                                                        --------
Telecommunications -- 2.4%
Nextel Communications, Inc.*                                    5,000        140
Verizon Communications, Inc.                                    2,900        102
                                                                        --------
                                                                             242
                                                                        --------
Transportation  & Related Services -- 2.0%
FedEx Corp.                                                     1,500        101
Union Pacific Corp.                                             1,500        104
                                                                        --------
                                                                             205
                                                                        --------
TOTAL COMMON STOCKS
(Cost $8,260)                                                              9,952
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash                                           126,646        126
BlackRock Provident Institutional
   Funds - TempFund                                           126,645        127
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $253)                                                                  253
                                                                        --------

TOTAL INVESTMENTS --- 99.8%
  (Cost $8,513) (a)                                                       10,205

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.2%                                                     18
                                                                        --------

NET ASSETS APPLICABLE TO 1,615,971
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 10,223
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   6.33
                                                                        ========
----------------------------------------------
*     Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $8,738,181. Net unrealized appreciation was $1,467,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,574,089 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($106,755).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.9%
--------------------------------------------------------------------------------
Advertising -- 0.2%
Interpublic Group of Cos., Inc.                                 8,982   $    140
Monster Worldwide, Inc.*                                        2,442         54
Omnicom Group, Inc.                                             4,116        359
                                                                        --------
                                                                             553
                                                                        --------
Aerospace & Defense -- 1.5%
Boeing Co.                                                     18,223        768
General Dynamics Corp.                                          4,283        387
Lockheed Martin Corp.                                           9,767        502
Northrop Grumman Corp.                                          3,967        379
Raytheon Co.                                                    9,016        271
Rockwell Collins, Inc.                                          3,834        115
United Technologies Corp.                                      10,193        966
                                                                        --------
                                                                           3,388
                                                                        --------
Agricultural Products -- 0.1%
Monsanto Co.                                                    5,675        163
                                                                        --------
Automobiles & Related -- 1.1%
AutoNation, Inc.*                                               5,958        109
B.F. Goodrich Co.                                               2,547         76
Cooper Tire & Rubber Co.                                        1,599         34
DANA Corp.                                                      3,219         59
Delphi Automotive Systems Corp.                                12,137        124
Ford Motor Co.                                                 39,666        635
General Motors Corp.                                           12,147        649
Genuine Parts Co.                                               3,768        125
Goodyear Tire & Rubber Co.                                      3,798         30
Harley-Davidson, Inc.                                           6,563        312
Navistar International Corp.*                                   1,488         71
PACCAR, Inc.                                                    2,527        215
Visteon Corp.                                                   2,832         29
                                                                        --------
                                                                           2,468
                                                                        --------
Banking -- 6.6%
AmSouth Bancorp                                                 7,605        186
Banc One Corp.                                                 24,217      1,104
Bank of America Corp.                                          32,187      2,589
Bank of New York Co., Inc.                                     16,758        555
BB&T Corp.                                                     11,841        458
Charter One Financial, Inc.                                     4,822        167
Comerica, Inc.                                                  3,798        213
Fifth Third Bancorp                                            12,326        728
First Tennessee National Corp.                                  2,718        120
FleetBoston Financial Corp.                                    22,845        997
Golden West Financial Corp.                                     3,291        340
Huntington Bancshares, Inc.                                     4,958        112
KeyCorp                                                         9,079        266
Marshall & Ilsley Corp.                                         4,905        188
Mellon Financial Corp.                                          9,320        299
National City Corp.                                            13,169        447
North Fork Bancorp, Inc.                                        3,285        133
Northern Trust Corp.                                            4,773        221
PNC Financial Services Group                                    6,006        329
Regions Financial Corp.                                         4,812        179
SouthTrust Corp.                                                7,188        235
SunTrust Banks, Inc.                                            6,098        436
Union Planters Corp.                                            4,084        129
U.S. Bancorp                                                   41,782      1,244

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.9%
--------------------------------------------------------------------------------
Banking -- (continued)
Wachovia Corp.                                                 28,676   $  1,336
Wells Fargo & Co.                                              36,654      2,158
Zions Bancorp                                                   1,946        119
                                                                        --------
                                                                          15,288
                                                                        --------
Broadcast/Media -- 2.9%
Clear Channel Communications, Inc.                             13,335        624
Comcast Corp.*                                                 48,762      1,603
Gannett Co., Inc.                                               5,872        524
McGraw-Hill Cos., Inc.                                          4,150        290
Meredith Corp.                                                  1,086         53
Time Warner, Inc.*                                             97,954      1,762
Univision Communications, Inc.*                                 6,986        277
Viacom, Inc.                                                   37,893      1,682
                                                                        --------
                                                                           6,815
                                                                        --------
Building & Real Estate -- 0.1%
KB Home                                                         1,004         73
Pulte Corp.                                                     1,344        126
                                                                        --------
                                                                             199
                                                                        --------
Building Products & Supplies -- 0.7%
American Standard Cos., Inc.*                                   1,577        159
Centex Corp.                                                    1,346        145
Lowe's Cos., Inc.                                              17,034        943
Masco Corp.                                                    10,033        275
Vulcan Materials Co.                                            2,203        105
                                                                        --------
                                                                           1,627
                                                                        --------
Chemicals -- 1.4%
Air Products & Chemicals, Inc.                                  4,923        260
Ashland Oil, Inc.                                               1,486         66
Dow Chemical Co.                                               19,941        829
Du Pont (E.I.) De Nemours and Co.                              21,593        991
Eastman Chemical Co.                                            1,676         66
Ecolab, Inc.                                                    5,581        153
Englehard Corp.                                                 2,717         81
Great Lakes Chemical Corp.                                      1,096         30
Hercules, Inc.*                                                 2,402         29
PPG Industries, Inc.                                            3,681        236
Praxair, Inc.                                                   7,044        269
Rohm & Haas Co.                                                 4,823        206
Sigma-Aldrich Corp.                                             1,502         86
                                                                        --------
                                                                           3,302
                                                                        --------
Computer - Internet Services & Software -- 0.8%
Ebay, Inc.*                                                    13,994        904
Symantec Corp.*                                                 6,673        231
Yahoo!, Inc.*                                                  14,239        643
                                                                        --------
                                                                           1,778
                                                                        --------
Computer - Network Products & Services -- 1.9%
Cisco Systems, Inc.*                                          149,547      3,632
International Game Technology, Inc.                             7,500        268
Network Appliance, Inc.*                                        7,474        154
Sun Microsystems, Inc.*                                        70,768        318
Symbol Technologies, Inc.                                       4,994         84
                                                                        --------
                                                                           4,456
                                                                        --------
Computer - Services & Software -- 5.6%
Adobe Systems, Inc.                                             5,069        199
Autodesk, Inc.                                                  2,417         59
Automatic Data Processing, Inc.                                12,877        510

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer - Services & Software -- (continued)
BMC Software, Inc.*                                             4,901   $     91
Citrix Systems, Inc.*                                           3,555         75
Computer Associates International, Inc.                        12,544        343
Computer Sciences Corp.*                                        4,057        180
Compuware Corp.*                                                8,320         50
Deluxe Corp.                                                    1,094         45
Electronic Arts, Inc.*                                          6,452        308
Electronic Data Systems Corp.                                  10,406        255
EMC Corp.*                                                     52,060        673
First Data Corp.                                               15,788        649
International Flavors & Fragrances, Inc.                        2,028         71
Intuit, Inc.*                                                   4,299        228
Lexmark International, Inc.*                                    2,783        219
Mercury Interactive Corp.*                                      1,950         95
Microsoft Corp.                                               234,231      6,451
NCR Corp.*                                                      2,049         80
Novell, Inc.*                                                   8,089         85
Oracle Corp.*                                                 113,225      1,495
Parametric Technology Corp.*                                    5,768         23
PeopleSoft, Inc.*                                               8,122        185
Siebel Systems, Inc.*                                          10,742        149
SunGard Data Systems, Inc.*                                     6,223        172
Unisys Corp.*                                                   7,157        106
VERITAS Software Corp.*                                         9,262        344
                                                                        --------
                                                                          13,140
                                                                        --------
Computers & Office Equipment -- 3.2%
Apple Computer, Inc.*                                           7,852        168
Dell, Inc.*                                                    55,466      1,884
Gateway, Inc.*                                                  7,027         32
Hewlett-Packard Co.                                            66,053      1,517
International Business Machines Corp.                          37,269      3,454
Pitney Bowes, Inc.                                              5,060        205
Xerox Corp.*                                                   17,154        237
                                                                        --------
                                                                           7,497
                                                                        --------
Consumer Products -- 2.1%
Altria Group, Inc.                                             44,001      2,395
American Greetings Corp.*                                       1,439         31
Brunswick Corp.                                                 1,982         63
Cendant Corp.*                                                 21,949        489
Clorox Co.                                                      4,571        222
Fortune Brands, Inc.                                            3,159        226
Hasbro, Inc.                                                    3,779         80
Mattel, Inc.                                                    9,312        180
Maytag Corp.                                                    1,701         47
Newell Rubbermaid, Inc.                                         5,944        135
NIKE, Inc.                                                      5,684        389
Pall Corp.                                                      2,707         73
R.J. Reynolds Tobacco Holdings, Inc.                            1,833        107
Reebok International Ltd.                                       1,275         50
Tupperware Corp.                                                1,265         22
UST, Inc.                                                       3,592        128
V.F. Corp.                                                      2,340        101
Whirlpool Corp.                                                 1,508        110
                                                                        --------
                                                                           4,848
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Containers -- 0.1%
Ball Corp.                                                      1,220   $     73
Bemis Co., Inc.                                                 1,150         57
Pactiv Corp.*                                                   3,406         81
Sealed Air Corp.*                                               1,840        100
                                                                        --------
                                                                             311
                                                                        --------
Cosmetics & Toiletries -- 2.3%
Alberto Culver Co.                                              1,273         80
Avon Products, Inc.                                             5,123        346
Colgate-Palmolive Co.                                          11,638        582
Gillette Co.                                                   21,917        805
Kimberly-Clark Corp.                                           10,928        646
Procter & Gamble Co.                                           28,091      2,806
                                                                        --------
                                                                           5,265
                                                                        --------
Diversified Operations -- 4.8%
3M Co.                                                         17,002      1,446
Crane Co.                                                       1,287         39
Eaton Corp.                                                     1,646        178
Fluor Corp.                                                     1,777         70
General Electric Co.                                          217,516      6,739
Honeywell International, Inc.                                  18,674        624
Illinois Tool Works, Inc.                                       6,674        560
ITT Industries, Inc.                                            1,998        148
Leggett & Platt, Inc.                                           4,157         90
Textron, Inc.                                                   2,946        168
Tyco International Ltd.                                        43,306      1,148
                                                                        --------
                                                                          11,210
                                                                        --------
Education -- 0.1%
Apollo Group, Inc.*                                             3,820        260
                                                                        --------
Electric Components & Semiconductors -- 4.5%
Advanced Micro Devices, Inc.*                                   7,551        113
Agilent Technologies, Inc.*                                    10,300        301
Altera Corp.*                                                   8,204        186
Analog Devices, Inc.                                            7,957        363
Applied Materials, Inc.*                                       36,028        809
Applied Micro Circuits Corp.*                                   6,650         40
Broadcom Corp.*                                                 6,560        224
Intel Corp.                                                   141,503      4,556
Jabil Circuit, Inc.*                                            4,327        123
KLA-Tencor Corp.*                                               4,218        247
Linear Technology Corp.                                         6,767        285
LSI Logic Corp.*                                                8,211         73
Maxim Integrated Products, Inc.                                 7,118        354
Micron Technology, Inc.*                                       13,227        178
Molex, Inc.                                                     4,123        144
National Semiconductor Corp.*                                   4,015        158
Novellus Systems, Inc.*                                         3,300        139
NVIDIA Corp.*                                                   3,513         82
PMC-Sierra, Inc.*                                               3,742         75
QLogic Corp.*                                                   2,046        106
Sanmina-SCI Corp.*                                             11,206        141
Solectron Corp.*                                               18,110        107
Tektronix, Inc.                                                 1,831         58
Teradyne, Inc.*                                                 4,145        105

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electric Components & Semiconductors -- (continued)
Texas Instruments, Inc.                                        37,490   $  1,102
Thomas & Betts Corp.*                                           1,266         29
Xilinx, Inc.*                                                   7,416        287
                                                                        --------
                                                                          10,385
                                                                        --------
Energy Resources & Services -- 2.8%
AES Corp.*                                                     13,489        127
Allegheny Energy, Inc.*                                         2,750         35
Ameren Corp.                                                    3,518        162
American Electric Power Co., Inc.                               8,557        261
American Power Conversion Corp.                                 4,301        105
Calpine Corp.*                                                  8,949         43
Centerpoint Energy, Inc.                                        6,630         64
Cinergy Corp.                                                   3,857        150
CMS Energy Corp.                                                3,490         30
Consolidated Edison, Inc.                                       4,884        210
Constellation Energy Group, Inc.                                3,623        142
Cooper Industries Ltd.                                          2,022        117
Dominion Resources, Inc.                                        7,027        449
DTE Energy Co.                                                  3,645        144
Duke Energy Corp.                                              19,659        402
Edison International                                            7,058        155
Emerson Electric Co.                                            9,115        590
Entergy Corp.                                                   4,956        283
Exelon Corp.                                                    7,084        470
FirstEnergy Corp.                                               7,145        251
FPL Group, Inc.                                                 3,984        261
KeySpan Corp.                                                   3,445        127
NiSource, Inc.                                                  5,685        125
PG&E Corp.*                                                     8,984        249
Pinnacle West Capital Corp.                                     1,977         79
Power-One, Inc.*                                                1,803         20
PPL Corp.                                                       3,841        168
Progress Energy, Inc.                                           5,308        240
Public Service Enterprise Group, Inc.                           5,094        223
Southern Co.                                                   15,861        480
Teco Energy, Inc.                                               4,068         59
TXU Corp.                                                       7,016        166
Williams Cos., Inc.                                            11,225        110
Xcel Energy, Inc.                                               8,639        147
                                                                        --------
                                                                           6,644
                                                                        --------
Entertainment & Leisure -- 0.7%
Carnival Corp.                                                 13,645        542
Harrah's Entertainment, Inc.                                    2,393        119
The Walt Disney Co.                                            44,308      1,034
                                                                        --------
                                                                           1,695
                                                                        --------
Fiber Optics -- 0.0%
JDS Uniphase Corp.*                                            31,084        113
                                                                        --------
Finance -- 9.0%
Ambac Financial Group, Inc.                                     2,314        160
American Express Co.                                           27,864      1,344
Bear Stearns Cos., Inc.                                         2,123        170
Capital One Financial Corp.                                     5,002        307
Charles Schwab Corp.                                           29,387        348
Citigroup, Inc.                                               111,752      5,424
Countrywide Financial Corp.                                     3,989        303
Equifax, Inc.                                                   3,012         74
Federal National Mortgage Association                          21,049      1,580

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance -- (continued)
Federated Investors, Inc.                                       2,354   $     69
Franklin Resources, Inc.                                        5,437        283
Federal Home Loan Mortgage Corp.                               15,071        879
Goldman Sachs Group, Inc.                                      10,256      1,012
H&R Block, Inc.                                                 3,862        214
Janus Capital Group, Inc.                                       5,213         86
John Hancock Financial Services, Inc.                           6,267        235
J.P. Morgan Chase & Co.                                        44,198      1,623
Lehman Brothers Holdings, Inc.                                  5,882        454
MBIA, Inc.                                                      3,122        185
MBNA Corp.                                                     27,678        688
Merrill Lynch & Co., Inc.                                      20,478      1,201
Moody's Corp.                                                   3,223        195
Morgan Stanley Dean Witter & Co.                               23,462      1,358
Paychex, Inc.                                                   8,167        304
Providian Financial Corp.*                                      6,287         73
Prudential Financial, Inc.                                     11,708        489
SLM Corp.                                                       9,766        368
State Street Corp.                                              7,240        377
Synovus Financial Corp.                                         6,537        189
T. Rowe Price Group, Inc.                                       2,697        128
Washington Mutual, Inc.                                        19,482        781
                                                                        --------
                                                                          20,901
                                                                        --------
Food & Beverages -- 4.0%
Adolph Coors Co.                                                  788         44
Anheuser-Busch Cos., Inc.                                      17,650        930
Archer-Daniels Midland Co.                                     14,008        213
Brown-Forman Corp.                                              1,314        123
Campbell Soup Co.                                               8,889        238
Coca-Cola Co.                                                  53,107      2,695
Coca-Cola Enterprises, Inc.                                     9,854        216
ConAgra Foods, Inc.                                            11,631        307
General Mills, Inc.                                             8,088        366
Heinz (H.J.) Co.                                                7,622        278
Hershey Foods Corp.                                             2,818        217
Kellogg Co.                                                     8,841        337
McCormick & Co., Inc.                                           3,007         90
Pepsi Bottling Group, Inc.                                      5,692        138
PepsiCo, Inc.                                                  37,190      1,734
Safeway, Inc.*                                                  9,581        210
Sara Lee Corp.                                                 17,120        372
SYSCO Corp.                                                    14,019        522
Wm. Wrigley Jr., Co.                                            4,868        273
                                                                        --------
                                                                           9,303
                                                                        --------
Forest Products -- 0.1%
Plum Creek Timber Co.                                           3,964        121
                                                                        --------
Healthcare -- 1.0%
HCA-The Healthcare Corp.                                       10,734        461
Humana, Inc.*                                                   3,489         80
IMS Health, Inc.                                                5,187        129
Manor Care, Inc.                                                1,931         67
McKesson Corp.                                                  6,312        203
Medco Health Solutions, Inc.*                                   5,855        199
Tenet Healthcare Corp.*                                        10,068        162
UnitedHealth Group, Inc.                                       12,708        739
WellPoint Health Networks, Inc.*                                3,291        319
                                                                        --------
                                                                           2,359
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hotels & Resorts -- 0.2%
Hilton Hotels Corp.                                             8,218   $    141
Marriott International, Inc.                                    5,009        231
Starwood Hotels & Resorts Worldwide, Inc.                       4,381        158
                                                                        --------
                                                                             530
                                                                        --------
Human Resources -- 0.0%
Robert Half International, Inc.*                                3,709         87
                                                                        --------
Instruments - Controls -- 0.3%
Johnson Controls, Inc.                                          1,956        227
Millipore Corp.*                                                1,057         45
Parker-Hannifin Corp.                                           2,568        153
PerkinElmer, Inc.                                               2,748         47
Thermo Electron Corp.*                                          3,527         89
Waters Corp.*                                                   2,630         87
                                                                        --------
                                                                             648
                                                                        --------
Insurance -- 4.3%
ACE Ltd.                                                        6,045        250
Aetna, Inc.                                                     3,305        223
AFLAC, Inc.                                                    11,109        402
Allstate Corp.                                                 15,241        656
American International Group, Inc.                             56,496      3,744
Anthem, Inc.*                                                   2,995        225
Aon Corp.                                                       6,793        163
Chubb Corp.                                                     4,067        277
CIGNA Corp.                                                     3,043        175
Cincinnati Financial Corp.                                      3,475        145
Hartford Financial Services Group, Inc.                         6,128        362
Jefferson-Pilot Corp.                                           3,055        155
Lincoln National Corp.                                          3,855        156
Loews Corp.                                                     4,017        199
Marsh & McLennan Cos., Inc.                                    11,486        550
MetLife, Inc.                                                  16,467        554
MGIC Investment Corp.                                           2,132        121
Principal Financial Group, Inc.                                 6,996        231
Progressive Corp.                                               4,679        391
SAFECO Corp.                                                    3,001        117
St. Paul Cos., Inc.                                             4,942        196
Torchmark Corp.                                                 2,451        112
Travelers Property Casualty Corp.*                             21,767        369
UnumProvident Corp.                                             6,413        101
XL Capital Ltd.                                                 2,973        231
                                                                        --------
                                                                          10,105
                                                                        --------
Machinery & Heavy Equipment -- 0.9%
Black & Decker Corp.                                            1,684         83
Caterpillar, Inc.                                               7,522        625
Cummins, Inc.                                                     916         45
Danaher Corp.                                                   3,326        305
Deere & Co.                                                     5,199        338
Dover Corp.                                                     4,387        174
Ingersoll-Rand Co.                                              3,758        255
Rockwell Automation Corp.                                       4,038        144
Snap-On, Inc.                                                   1,262         41
Stanley Works                                                   1,755         66
                                                                        --------
                                                                           2,076
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medical Services & Equipment -- 3.1%
Amgen, Inc.*                                                   27,944   $  1,727
Bard (C.R.), Inc.                                               1,123         91
Bausch & Lomb, Inc.                                             1,135         59
Baxter International, Inc.                                     13,221        403
Becton, Dickinson & Co.                                         5,501        226
Biomet, Inc.                                                    5,538        202
Boston Scientific Corp.*                                       17,745        652
Cardinal Health, Inc.                                           9,378        574
Chiron Corp.*                                                   4,066        232
Genzyme Corp.*                                                  4,855        239
Guidant Corp.                                                   6,737        406
Health Management Associates, Inc.                              5,195        125
Medtronic, Inc.                                                26,257      1,276
Quest Diagnostics, Inc.                                         2,251        165
St. Jude Medical, Inc.*                                         3,737        229
Stryker Corp.                                                   4,321        367
Zimmer Holdings, Inc.*                                          5,238        369
                                                                        --------
                                                                           7,342
                                                                        --------
Metal Components & Products -- 0.5%
Alcoa, Inc.                                                    18,746        712
Allegheny Technologies, Inc.                                    1,746         23
Freeport-McMoRan Copper & Gold, Inc.                            3,954        167
Nucor Corp.                                                     1,696         95
Phelps Dodge Corp.*                                             1,935        147
United States Steel Corp.                                       2,237         78
Worthington Industries, Inc.                                    1,865         34
                                                                        --------
                                                                           1,256
                                                                        --------
Metals & Mining -- 0.2%
Newmont Mining Corp.                                            9,359        455
                                                                        --------
Office Supplies -- 0.1%
Avery Dennison Corp.                                            2,393        134
                                                                        --------
Oil & Gas -- 5.7%
Amerada Hess Corp.                                              1,946        103
Anadarko Petroleum Corp.                                        5,435        277
Apache Corp.                                                    3,510        285
Baker Hughes, Inc.                                              7,253        233
BJ Services Co.*                                                3,428        123
Burlington Resources, Inc.                                      4,303        238
ChevronTexaco Corp.                                            23,156      2,001
ConocoPhillips                                                 14,747        967
Devon Energy Corp.                                              5,037        288
Dynegy, Inc.                                                    8,166         35
El Paso Corp.                                                  13,175        108
EOG Resources, Inc.                                             2,493        115
Exxon Mobil Corp.                                             143,188      5,871
Halliburton Co.                                                 9,489        247
Kerr-McGee Corp.                                                2,184        102
Kinder Morgan, Inc.                                             2,669        158
Marathon Oil Corp.                                              6,720        222
Nabors Industries Ltd.*                                         3,175        132
NICOR, Inc.                                                       953         32
Noble Corp.*                                                    2,898        104

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas -- (continued)
Occidental Petroleum Corp.                                      8,342   $    352
Peoples Energy Corp.                                              797         34
Rowan Cos., Inc.*                                               2,037         47
Schlumberger Ltd.                                              12,682        694
Sempra Energy                                                   4,900        147
Sunoco, Inc.                                                    1,673         86
Transocean, Inc.*                                               6,929        166
Unocal Corp.                                                    5,609        207
                                                                        --------
                                                                          13,374
                                                                        --------
Paper & Related Products -- 0.5%
Boise Cascade Corp.                                             1,873         61
Georgia-Pacific Corp.                                           5,505        169
International Paper Co.                                        10,408        449
Louisiana-Pacific Corp.*                                        2,293         41
MeadWestvaco Corp.                                              4,344        129
Temple-Inland, Inc.                                             1,175         74
Weyerhaeuser Co.                                                4,761        305
                                                                        --------
                                                                           1,228
                                                                        --------
Pharmaceuticals -- 8.2%
Abbott Laboratories                                            33,867      1,578
Allergan, Inc.                                                  2,825        217
AmerisourceBergen Corp.                                         2,424        136
Applera Corp. - Applied Biosystems Group                        4,506         93
Biogen Idec, Inc.*                                              7,096        261
Bristol-Myers Squibb Co.                                       42,010      1,201
Eli Lilly & Co.                                                24,325      1,711
Express Scripts, Inc.*                                          1,701        113
Forest Laboratories, Inc.*                                      7,920        489
Johnson & Johnson                                              64,299      3,322
King Pharmaceuticals, Inc.*                                     5,223         80
MedImmune, Inc.*                                                5,362        136
Merck & Co., Inc.                                              48,200      2,227
Pfizer, Inc.                                                  165,322      5,841
Schering-Plough Corp.                                          31,832        554
Watson Pharmaceuticals, Inc.*                                   2,338        107
Wyeth                                                          28,851      1,225
                                                                        --------
                                                                          19,291
                                                                        --------
Photography Equipment & Supplies -- 0.1%
Eastman Kodak Co.                                               6,208        159
                                                                        --------
Printing & Publishing -- 0.3%
Donnelley (R.R.) & Sons Co.                                     2,461         74
Dow Jones & Co., Inc.                                           1,767         88
Knight-Ridder, Inc.                                             1,730        134
New York Times Co.                                              3,226        154
Tribune Co.                                                     6,764        349
                                                                        --------
                                                                             799
                                                                        --------
Restaurants -- 0.6%
Darden Restaurants, Inc.                                        3,571         75
McDonald's Corp.                                               27,494        683
Starbucks Corp.*                                                8,472        280
Wendy's International, Inc.                                     2,468         97
Yum! Brands, Inc.*                                              6,372        219
                                                                        --------
                                                                           1,354
                                                                        --------
Retail -- 5.9%
Albertson's, Inc.                                               7,948        180
AutoZone, Inc.*                                                 1,922        164

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retail -- (continued)
Bed Bath & Beyond, Inc.*                                        6,414   $    278
Best Buy Co., Inc.                                              7,010        366
Big Lots, Inc.*                                                 2,532         36
Circuit City Stores-Circuit City Group                          4,537         46
Costco Wholesale Corp.*                                         9,916        369
CVS Corp.                                                       8,555        309
Dillard's, Inc.                                                 1,804         30
Dollar General Corp.                                            7,300        153
Family Dollar Stores, Inc.                                      3,735        134
Federated Department Stores, Inc.                               3,916        185
Gap, Inc.                                                      19,406        450
Home Depot, Inc.                                               49,288      1,749
Jones Apparel Group, Inc.                                       2,736         96
Kohl's Corp.*                                                   7,365        331
Kroger Co.*                                                    16,141        299
Limited Brands                                                 11,193        202
Liz Claiborne, Inc.                                             2,364         84
May Department Stores Co.                                       6,251        182
Nordstrom, Inc.                                                 2,977        102
Office Depot, Inc.*                                             6,783        113
Penney (J.C.) Co., Inc.                                         5,914        155
Radio Shack Corp.                                               3,555        109
Sears, Roebuck & Co.                                            5,498        250
Sherwin-Williams Co.                                            3,157        110
Staples, Inc.*                                                 10,726        293
SUPERVALU, Inc.                                                 2,904         83
Target Corp.                                                   19,745        758
Tiffany & Co.                                                   3,176        144
TJX Cos., Inc.                                                 10,902        240
Toys "R" Us, Inc.*                                              4,624         58
Walgreen Co.                                                   22,208        808
Wal-Mart Stores, Inc.                                          93,753      4,974
Winn Dixie Stores, Inc.                                         3,067         31
                                                                        --------
                                                                          13,871
                                                                        --------
Services - Commercial -- 0.2%
Cintas Corp.                                                    3,699        185
Concord EFS, Inc.*                                             10,076        150
Convergys Corp.*                                                3,098         54
Fiserv, Inc.*                                                   4,198        166
                                                                        --------
                                                                             555
                                                                        --------
Telecommunications -- 4.4%
ADC Telecommunications, Inc.*                                  17,435         52
ALLTEL Corp.                                                    6,760        315
Andrew Corp.*                                                   3,326         38
AT&T Corp.                                                     17,111        347
AT&T Wireless Services, Inc.*                                  58,804        470
Avaya, Inc.*                                                    9,026        117
BellSouth Corp.                                                40,035      1,133
CenturyTel, Inc.                                                3,123        102
CIENA Corp.*                                                   10,263         68
Citizens Communications Co.*                                    6,161         77
Comverse Technology, Inc.*                                      4,177         73
Corning, Inc.*                                                 28,806        300
Lucent Technologies, Inc.*                                     90,845        258
Motorola, Inc.                                                 50,426        709
Nextel Communications, Inc.*                                   23,819        668
QUALCOMM, Inc.                                                 17,332        935

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE INDEX 500 FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- (continued)
Qwest Communications International, Inc.*                      38,306   $    166
SBC Communications, Inc.                                       71,719      1,870
Scientific-Atlanta, Inc.                                        3,289         90
Sprint Corp.                                                   19,582        322
Sprint Corp.-PCS Group*                                        22,422        126
Tellabs, Inc.*                                                  9,038         76
Verizon Communications, Inc.                                   59,823      2,099
                                                                        --------
                                                                          10,411
                                                                        --------
Transportation  & Related Services -- 1.6%
Burlington Northern Santa Fe Corp.                              8,041        260
CSX Corp.                                                       4,636        167
Delta Air Lines, Inc.                                           2,674         32
FedEx Corp.                                                     6,461        436
Norfolk Southern Corp.                                          8,457        200
Ryder Systems, Inc.                                             1,389         47
Sabre Holdings Corp.                                            3,107         67
Southwest Airlines Co.                                         17,052        275
Union Pacific Corp.                                             5,528        384
United Parcel Service, Inc.                                    24,354      1,816
                                                                        --------
                                                                           3,684
                                                                        --------
Waste Management -- 0.2%
Allied Waste Industries, Inc.*                                  6,937         96
Waste Management, Inc.                                         12,617        374
                                                                        --------
                                                                             470
                                                                        --------
Wholesale Distributor -- 0.0%
Grainger (W.W.), Inc.                                           1,976         94
                                                                        --------

TOTAL COMMON STOCKS
(Cost $263,897)                                                          222,012
                                                                        --------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
--------------------------------------------------------------------------------
Apartments -- 0.1%
Apartment Investment & Management Co.                           2,040         70
Equity Residential Properties Trust                             5,967        176
                                                                        --------
                                                                             246
                                                                        --------
Industrial -- 0.0%
Prologis                                                        3,897        125
                                                                        --------
Office Property -- 0.1%
Equity Office Properties Trust                                  8,660        248
                                                                        --------
Regional Malls -- 0.1%
Simon Property Group, Inc.                                      4,144        192
                                                                        --------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $769)                                                                  811
                                                                        --------

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights *~
(Cost $0)                                                       4,100         --
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash
(Cost $9,010)                                                9,009,562     9,009
                                                                        --------

                                                               Par        Value
                                                              (000)       (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.5%
--------------------------------------------------------------------------------
U.S. Treasury Bills
0.980%, 04/08/04 ^^                                          $     60   $     60
1.000%, 04/08/04 ^^                                               525        524
1.000%, 05/13/04 ^^                                               375        374
1.030%, 02/12/04 ^^                                               135        135
                                                                        --------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,092)                                                              1,092
                                                                        --------

TOTAL INVESTMENTS --- 99.5%
  (Cost $274,768) (a)                                                    232,924

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.5%                                                  1,096
                                                                        --------

NET ASSETS APPLICABLE TO 30,526,010
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $234,020
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   7.67
                                                                        ========

--------------------------------------------------------------------------------
*     Non-Income Producing Security

^^    Market value held as collateral for the open futures contract.

~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $274,945,273. Net unrealized depreciation was ($42,020,904). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,254,730 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($70,275,634).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MID CAP GROWTH FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
--------------------------------------------------------------------------------
Advertising -- 1.4%
Interpublic Group of Cos., Inc.*                               33,890   $    529
Monster Worldwide, Inc.*                                       17,630        387
                                                                        --------
                                                                             916
                                                                        --------
Aerospace & Defense -- 0.5%
Axis Capital Holdings Ltd.                                      9,960        292
                                                                        --------
Automobiles & Related -- 0.6%
Navistar International Corp.*+                                  8,750        419
                                                                        --------
Banking -- 2.0%
Investors Financial Services Corp.+                            16,750        643
Silicon Valley Bancshares*                                      8,030        290
Sovereign Bancorp, Inc.                                        14,810        352
                                                                        --------
                                                                           1,285
                                                                        --------
Broadcast/Media -- 1.8%
Univision Communications, Inc.*+                               16,190        643
XM Satellite Radio Holdings, Inc.*                             19,660        518
                                                                        --------
                                                                           1,161
                                                                        --------
Chemicals -- 1.7%
Air Products & Chemicals, Inc.                                  7,000        370
Ecolab, Inc.                                                   26,030        712
                                                                        --------
                                                                           1,082
                                                                        --------
Computer - Internet - Communications -- 0.7%
Sina Corp.*                                                    13,910        469
                                                                        --------
Computer - Internet Services & Software -- 4.0%
CheckFree Corp.*                                               15,060        416
CNET Networks, Inc.*                                           71,540        488
Lexar Media, Inc.*                                             23,930        417
Macromedia, Inc.*                                              15,000        268
Red Hat, Inc.*                                                 18,040        339
VeriSign, Inc.*+                                               43,570        710
                                                                        --------
                                                                           2,638
                                                                        --------
Computer - Network Products & Services -- 3.3%
International Game Technology, Inc.+                           22,060        787
NetScreen Technologies, Inc.*                                  18,790        465
Polycom, Inc.*                                                 22,750        444
UNOVA, Inc.*                                                   18,330        421
                                                                        --------
                                                                           2,117
                                                                        --------
Computer Services & Software -- 6.2%
Adobe Systems, Inc.+                                           20,250        796
Citrix Systems, Inc.*                                          14,880        315
Electronic Arts, Inc.*+                                        14,220        679
Mercury Interactive Corp.*+                                    11,710        569
Pixar, Inc.*                                                    4,340        301
Siebel Systems, Inc.*+                                         42,080        584
SunGard Data Systems, Inc.*                                    29,000        804
                                                                        --------
                                                                           4,048
                                                                        --------
Consumer Products -- 0.4%
Leapfrog Enterprises, Inc.*+                                    9,620        255
                                                                        --------
Containers -- 0.5%
Crown Holdings, Inc.*                                          38,080        345
                                                                        --------
Diversified Operations -- 1.6%
Eaton Corp.                                                     4,480        484
Fisher Scientific International, Inc.*+                        13,660        565
                                                                        --------
                                                                           1,049
                                                                        --------
Education -- 0.5%
Education Management Corp.*+                                    9,940        309
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronic Components & Semiconductors -- 12.7%
Agere Systems, Inc. Class A*                                  143,080   $    436
AU Optronics Corp.+                                            25,180        300
Fairchild Semiconductor International, Inc.*                   21,110        527
FormFactor, Inc.*                                              19,090        378
Integrated Device Technology, Inc.*                            30,170        518
KLA-Tencor Corp.*+                                             11,380        668
Lam Research Corp.*+                                           35,350      1,142
Marvell Technology Group Ltd.*                                  7,150        271
Molex, Inc.+                                                   15,150        529
National Semiconductor Corp.*+                                 16,300        642
Novellus Systems, Inc.*                                        17,290        727
PMC-Sierra, Inc.*+                                             25,110        506
Sanmina-SCI Corp.*                                             58,330        736
Silicon Laboratories, Inc.*                                     9,170        396
Vishay Intertechnology, Inc.*+                                 21,150        484
                                                                        --------
                                                                           8,260
                                                                        --------
Energy Resources & Services -- 0.5%
AES Corp.*                                                     33,650        318
                                                                        --------
Entertainment & Leisure -- 1.7%
Marvel Enterprises, Inc.*+                                     20,130        586
Royal Caribbean Cruises Ltd.+                                  15,390        535
                                                                        --------
                                                                           1,121
                                                                        --------
Finance -- 4.9%
Ameritrade Holding Corp.*                                      59,960        844
Jefferies Group, Inc.                                           7,340        242
Legg Mason, Inc.+                                              10,200        787
Providian Financial Corp.*                                     27,340        318
SEI Investments Co.                                            17,970        548
T. Rowe Price Group, Inc.+                                      9,610        456
                                                                        --------
                                                                           3,195
                                                                        --------
Food & Beverages -- 1.0%
Dean Foods Co.*                                                12,050        396
Flowers Foods, Inc.                                             8,520        220
                                                                        --------
                                                                             616
                                                                        --------
Healthcare -- 1.5%
Community Health Systems, Inc.*                                10,670        284
PacifiCare Health Systems, Inc.*+                               5,630        381
Universal Health Services, Inc.*+                               5,800        312
                                                                        --------
                                                                             977
                                                                        --------
Hotels & Gaming -- 0.6%
MGM Mirage*                                                     9,810        369
                                                                        --------
Hotels & Resorts -- 1.7%
Marriott International, Inc.+                                  10,050        464
Starwood Hotels & Resorts Worldwide, Inc.                      18,030        649
                                                                        --------
                                                                           1,113
                                                                        --------
Human Resources -- 0.7%
Manpower, Inc.+                                                10,290        484
                                                                        --------
Insurance -- 2.4%
Aetna, Inc.                                                     7,600        514
Mid Atlantic Medical Services, Inc.*                           10,240        663
Radian Group, Inc.                                              8,150        397
                                                                        --------
                                                                           1,574
                                                                        --------
Machinery & Heavy Equipment -- 1.9%
Cummins, Inc.                                                   9,110        446
SPX Corp.*                                                      5,850        344
Zebra Technologies Corp.- Class A*                              7,140        474
                                                                        --------
                                                                           1,264
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Continued)
THE MID CAP GROWTH FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manufacturing -- 1.1%
Gen-Probe, Inc.*                                               19,400   $    708
                                                                        --------
Medical Services & Equipment -- 7.9%
Celgene Corp.*                                                 13,710        617
Chiron Corp.*                                                   9,810        559
Coventry Health Care, Inc.*                                     4,830        312
DENTSPLY International, Inc.                                    5,445        246
Henry Schein, Inc.*                                            10,890        736
INAMED Corp.*                                                   8,010        385
Invitrogen Corp.*+                                              7,260        508
Patterson Dental Co.*+                                          6,500        417
Varian Medical Systems, Inc.*                                   6,210        429
Zimmer Holdings, Inc.*                                         13,130        924
                                                                        --------
                                                                           5,133
                                                                        --------
Metal Components & Products -- 1.0%
Phelps Dodge Corp.*+                                            8,130        619
                                                                        --------
Metals & Mining -- 1.0%
Freeport-McMoRan Copper & Gold, Inc.+                          15,450        651
                                                                        --------
Oil & Gas -- 3.0%
Chesapeake Energy Corp.+                                       25,120        341
Nabors Industries Ltd.*+                                        6,380        264
Smith International, Inc.*+                                    11,150        463
Williams Cos., Inc.+                                           40,700        400
XTO Energy, Inc.+                                              17,700        501
                                                                        --------
                                                                           1,969
                                                                        --------
Pharmaceuticals -- 6.7%
AmerisourceBergen Corp.                                         6,160        346
Caremark Rx, Inc.*                                             27,320        692
IVAX Corp.*                                                    22,930        547
Medicis Pharmaceutical Corp.+                                   6,760        482
Neurocrine Biosciences, Inc.*                                   7,110        388
Omnicare, Inc.+                                                11,080        447
Pharmaceutical Resources, Inc.*+                                8,450        551
Taro Pharmaceutical Industries Ltd.*                            7,460        481
Watson Pharmaceuticals, Inc.*+                                  8,490        391
                                                                        --------
                                                                           4,325
                                                                        --------
Photography Equipment & Supplies -- 0.5%
Cymer, Inc.*                                                    7,500        346
                                                                        --------
Restaurants -- 3.4%
Cheesecake Factory, Inc.*                                      12,720        560
RARE Hospitality International, Inc.*                          11,400        279
Ruby Tuesday, Inc.                                             11,890        339
Starbucks Corp.*+                                              30,220        999
                                                                        --------
                                                                           2,177
                                                                        --------
Retail -- 6.8%
Cdw Corp.+                                                     16,330        943
Chico's FAS, Inc.*+                                            17,910        662
Coach, Inc.*+                                                  17,160        648
Cost Plus, Inc.*                                                8,330        341
Nbty, Inc.*                                                    15,440        414
Rite Aid Corp.*+                                               62,700        379
Tiffany & Co.+                                                 13,320        602
Williams-Sonoma, Inc.*                                         13,310        463
                                                                        --------
                                                                           4,452
                                                                        --------
Services - Commercial -- 3.1%
Alliance Data Systems Corp.*                                   17,540        486
Cintas Corp.                                                    8,530        428

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services - Commercial -- (continued)
Fiserv, Inc.*+                                                 16,220   $    641
Tetra Tech, Inc.*                                              18,290        454
                                                                        --------
                                                                           2,009
                                                                        --------
Telecommunications -- 6.5%
ADTRAN, Inc.                                                   12,250        380
Avaya, Inc.*                                                   25,620        332
CIENA Corp.*                                                   78,360        520
Comverse Technology, Inc.*                                     46,980        826
Corning, Inc.*                                                 52,790        551
Sonus Networks, Inc.*                                          73,870        558
Time Warner Telecom, Inc.*                                     30,750        311
Western Wireless Corp.*+                                       14,290        262
Wireless Facilities, Inc.*                                     29,770        442
                                                                        --------
                                                                           4,182
                                                                        --------
Transportation & Related Services -- 1.3%
AirTran Holdings, Inc.*                                        22,090        263
Expeditors International of Washington, Inc.                    7,380        278
Gatx Corp.                                                     11,680        327
                                                                        --------
                                                                             868
                                                                        --------
Waste Management -- 0.7%
Allied Waste Industries, Inc.*+                                34,370        477
                                                                        --------
TOTAL COMMON STOCKS
(Cost $50,678) (a)                                                        63,592
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                       3,392,778      3,393
RBB Sansom Street Fund Money
     Market Portfolio                                         396,781        397
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,790)                                                              3,790
                                                                        --------
TOTAL INVESTMENTS --- 103.6%
  (Cost $54,468) (a)                                                      67,382

                                                               Par
                                                              (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 41.0%
--------------------------------------------------------------------------------
American Express Credit Corp. VAR RT
 1.144%, 01/22/04                                            $    190        190
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                                 678        678
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                                 833        833
CIBC NY VAR RT
 1.111%, 01/29/04                                                  25         25
Cancarra ABCP
 1.110%, 01/12/04                                                 942        942
Chase Manhattan Bank TD
 0.875%, 01/02/04                                                 491        491
Concord Minute Men ABCP
 1.130%, 02/09/04                                                 157        157
GE Capital FRN
 1.130%, 01/02/04                                                 407        407
Institutional Money Market Trust
 1.075%, 01/02/04                                              11,284     11,284
Monument Global FRN
 1.141%, 01/29/04                                                 267        267

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE MID CAP GROWTH FUND

                                                             Par        Value
                                                            (000)       (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Morgan Stanley Corp. VAR RT
 1.030%, 01/02/04                                           $    215   $    215
Morgan Stanley Corp. VAR RT
 1.080%, 01/02/04                                                132        132
Morgan Stanley Corp. FRN
 1.030%, 01/02/04                                                613        613
Natexis Banques FRN
 1.035%, 01/02/04                                                589        589
Natexis Banques FRN
 1.100%, 01/02/04                                              1,444      1,444
Societe Generale FRN
 1.075%, 01/02/04                                              1,975      1,975
Tannehill ABCP
 1.100%, 01/08/04                                              1,377      1,377
Tannehill FDG ABCP
 1.110%, 01/13/04                                                465        465
Tulip FDG ABCP
 1.100%, 01/21/04                                                310        310
West LB AG FRN
 1.111%, 01/23/04                                                556        556
West LB AG FRN
 1.111%, 01/29/04                                              1,129      1,129
West LB AG FRN
 1.130%, 01/09/04                                              1,421      1,421
Merrill Lynch FRN
 1.130%, 01/02/04                                                913        913
UBS Bank TD
 0.937%, 01/02/04                                                285        285
                                                                       --------

TOTAL SECURITIES LENDING COLLATERAL
(Cost $26,698)                                                           26,698
                                                                       --------

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(44.6%)                                              (29,028)
                                                                       --------

NET ASSETS APPLICABLE TO 10,274,456
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                       65,052
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $   6.33
                                                                       ========

*     Non-Income Producing Security

+ Security position is either entirely or partially on loan at December 31, 2003.

ABCP-Asset Backed Comercial Paper (Backed by a bank letter of credit)

CP VAR RT-Comercial Paper Variable Rate Note

FRN - Floating Rate Note

TD - Time Deposit

VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $54,743,841. Net unrealized depreciation was $12,637,945. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,158,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($521,049).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MID CAP VALUE FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
--------------------------------------------------------------------------------
Automobiles & Related -- 4.0%
BorgWarner, Inc.+                                              16,800   $  1,429
Lear Corp.                                                     30,000      1,840
                                                                        --------
                                                                           3,269
                                                                        --------
Banking -- 11.0%
Charter One Financial, Inc.                                    55,000      1,900
First Tennessee National Corp.                                 43,800      1,932
IndyMac Mortgage Holdings, Inc.+                               55,600      1,656
North Fork Bancorp, Inc.                                       32,300      1,307
SouthTrust Corp.                                               24,400        799
TCF Financial Corp.                                            25,000      1,284
                                                                        --------
                                                                           8,878
                                                                        --------
Building Products & Supplies -- 1.0%
American Standard Cos., Inc.*                                   7,900        796
                                                                        --------
Computer Services & Software -- 1.7%
Computer Associates International, Inc.+                       50,700      1,386
                                                                        --------
Consumer Products -- 4.5%
Brunswick Corp.+                                               25,500        812
Reebok International Ltd.                                      25,700      1,011
V.F. Corp.                                                     42,600      1,842
                                                                        --------
                                                                           3,665
                                                                        --------
Energy Resources & Services -- 2.5%
Equitable Resources, Inc.                                      23,100        991
PPL Corp.+                                                     23,700      1,037
                                                                        --------
                                                                           2,028
                                                                        --------
Finance -- 7.6%
Ambac Financial Group, Inc.                                    23,600      1,638
Bear Stearns Cos., Inc.                                        18,100      1,447
CIT Group, Inc.                                                23,300        838
Federated Investors, Inc.                                      21,100        619
GreenPoint Financial Corp.                                     46,650      1,648
                                                                        --------
                                                                           6,190
                                                                        --------
Food & Beverages -- 5.5%
Constellation Brands, Inc.*                                    62,400      2,055
Del Monte Foods Co.*                                          112,300      1,168
Fresh Del Monte Produce, Inc.+                                 51,100      1,218
                                                                        --------
                                                                           4,441
                                                                        --------
Healthcare -- 8.1%
Oxford Health Plans, Inc.*+                                    45,200      1,966
Triad Hospitals, Inc.*                                         61,000      2,029
Universal Health Services, Inc.+                               24,800      1,332
Wellchoice, Inc.*                                              35,300      1,218
                                                                        --------
                                                                           6,545
                                                                        --------
Human Resources -- 2.3%
Manpower, Inc.+                                                39,900      1,878
                                                                        --------
Instruments - Controls -- 1.3%
Johnson Controls, Inc.                                          8,800      1,022
                                                                        --------

Insurance -- 13.0%
Anthem, Inc.*+                                                 20,000      1,500
Loews Corp.                                                    25,200      1,246
PartnerRe Ltd.                                                 24,400      1,416
PMI Group The, Inc.+                                           40,400      1,504
Radian Group, Inc.                                             38,400      1,872

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance -- (continued)
RenaissanceRe Holdings Ltd.+                                   38,600   $  1,893
XL Capital Ltd.+                                               14,500      1,124
                                                                        --------
                                                                          10,555
                                                                        --------
Machinery & Heavy Equipment -- 2.0%
SPX Corp.*+                                                    27,300      1,606
                                                                        --------
Medical Services & Equipment -- 4.1%
DaVita, Inc.*                                                  31,300      1,221
Laboratory Corp. of America Holdings*+                         30,400      1,123
Quest Diagnostics, Inc.*+                                      13,200        965
                                                                        --------
                                                                           3,309
                                                                        --------
Oil & Gas -- 11.4%
Apache Corp.+                                                   5,168        419
EOG Resources, Inc.                                            29,000      1,339
Murphy Oil Corp.+                                               6,500        425
Pepco Holdings Inc.+                                           20,800        406
Pioneer Natural Resources Co.*                                 51,800      1,654
Sunoco, Inc.+                                                  34,000      1,739
Talisman Energy, Inc.                                          27,200      1,540
XTO Energy, Inc.+                                              59,766      1,691
                                                                        --------
                                                                           9,213
                                                                        --------
Pharmaceuticals -- 1.5%
Omnicare, Inc.                                                 30,200      1,220
                                                                        --------
Restaurants -- 1.5%
Darden Restaurants, Inc.                                       59,200      1,246
                                                                        --------
Retail -- 7.6%
Foot Locker, Inc.+                                             59,400      1,393
Liz Claiborne, Inc.                                            39,700      1,408
May Department Stores Co.+                                      9,900        288
Office Depot, Inc.*+                                           26,200        438
Payless ShoeSource, Inc.*                                      47,300        634
Pier 1 Imports, Inc.                                           58,400      1,277
Regis Corp.                                                    18,100        715
                                                                        --------
                                                                           6,153
                                                                        --------
Textiles & Apparel -- 1.5%
Mohawk Industries, Inc.*                                       16,700      1,178
                                                                        --------
Transportation  & Related Services -- 5.5%
Canadian National Railway Co.                                  13,100        828
CNF, Inc.                                                      35,700      1,210
Teekay Shipping Corp.                                          25,400      1,449
Viad Corp.                                                     40,200      1,005
                                                                        --------
                                                                           4,492
                                                                        --------
TOTAL COMMON STOCKS
(Cost $65,047)                                                            79,070
                                                                        --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Fed Fund                                       1,009,659      1,010
BlackRock Provident Institutional
     Funds - T-Fund                                         1,009,659      1,009
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,019)                                                              2,019
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE MID CAP VALUE FUND

                                                                        Value
                                                                        (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 100.1%
  (Cost $67,066)(a)                                                    $ 81,089

                                                              Par
                                                             (000)
-------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 29.0%
-------------------------------------------------------------------------------
Amex Centurion Bank FRN
 1.131%, 01/29/04                                           $  1,052      1,052
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                              1,251      1,251
Chase Manhattan Bank TD
 0.875%, 01/02/04                                                258        258
Goldman Sachs VAR RT
 1.140%, 01/06/04                                              1,348      1,348
Institutional Money Market Trust
 1.075%, 01/02/04                                             15,808     15,808
Merrill Lynch FRN
 1.130%, 01/02/04                                                260        260
Merrill Lynch Master Note VAR RT
 1.130%, 01/02/04                                                527        527
Morgan Stanley Corp. VAR RT
 1.080%, 01/02/04                                                388        388
Morgan Stanley FRN
 1.030%, 01/02/04                                                274        274
Natexis Banques FRN
 1.100%, 01/02/04                                              1,431      1,431
Soc Gen FRN
 1.075%, 01/02/04                                                759        759
UBS Bank TD
 0.937%, 01/02/04                                                 98         98
West Lb Ag FRN
 1.111%, 01/29/04                                                 42         42

TOTAL SECURITIES LENDING COLLATERAL
(Cost $23,496)                                                           23,496
                                                                       --------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (29.1%)                                           (23,543)
                                                                       --------

NET ASSETS APPLICABLE TO 6,208,939
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $ 81,042
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  13.05
                                                                       ========

----------------------------------------------
*     Non-Income Producing Security

+     Security position is either entirely or partially on loan at December 31,
      2003

CP VAR RT - Commercial Paper Variable Rate Note

FRN - Floating Rate Note

TD - Time Deposit

VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $67,225,470. Net unrealized appreciation was $13,863,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,322,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($459,276).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE LARGE CAP GROWTH FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.7%
--------------------------------------------------------------------------------
Advertising -- 0.3%
Omnicom Group, Inc.                                               500   $     44
                                                                        --------
Aerospace & Defense -- 2.6%
Boeing Co.                                                      1,200         51
Lockheed Martin Corp.                                           4,300        221
United Technologies Corp.                                       1,500        142
                                                                        --------
                                                                             414
                                                                        --------
Automobiles & Related -- 0.5%
Delphi Automotive Systems Corp.                                 4,900         50
Harley-Davidson, Inc.                                             600         29
                                                                        --------
                                                                              79
                                                                        --------
Banking -- 3.2%
Bank of America Corp.                                           1,900        152
Bank of New York Co., Inc.                                      2,500         83
Fifth Third Bancorp                                             3,700        219
Wells Fargo & Co.                                               1,100         65
                                                                        --------
                                                                             519
                                                                        --------
Broadcast/Media -- 0.7%
Clear Channel Communications, Inc.                                700         33
Univision Communications, Inc.*                                 2,015         80
                                                                        --------
                                                                             113
                                                                        --------
Chemicals -- 0.4%
Dow Chemical Co.                                                1,500         62
                                                                        --------
Computer - Network Products & Services -- 2.8%
Cisco Systems, Inc.*                                           10,400        253
Seagate Technology                                             10,200        192
                                                                        --------
                                                                             445
                                                                        --------
Computer Services & Software -- 8.4%
Affiliated Computer Services, Inc.*                             3,200        174
Automatic Data Processing, Inc.                                 1,600         63
Check Point Software Technologies Ltd.*                         2,500         42
Computer Associates International, Inc.                         4,000        110
Computer Sciences Corp.*                                          600         27
Electronic Arts, Inc.*                                          1,300         62
First Data Corp.                                                3,000        123
Lexmark International, Inc.*                                    1,500        118
Microsoft Corp.                                                22,400        617
Oracle Corp.*                                                   1,800         24
                                                                        --------
                                                                           1,360
                                                                        --------
Computers & Office Equipment -- 1.8%
Dell, Inc.*                                                     4,800        163
International Business Machines Corp.                           1,300        120
                                                                        --------
                                                                             283
                                                                        --------
Consumer Products -- 1.2%
Altria Group, Inc.                                              3,700        201
                                                                        --------
Cosmetics & Toiletries -- 3.2%
Colgate-Palmolive Co.                                           4,700        235
Kimberly-Clark Corp.                                            1,800        106
Procter & Gamble Co.                                            1,700        170
                                                                        --------
                                                                             511
                                                                        --------
Diversified Operations -- 4.7%
3M Co.                                                          1,600        136
General Electric Co.                                           19,900        616
                                                                        --------
                                                                             752
                                                                        --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronic Components & Semiconductors -- 2.8%
Agilent Technologies, Inc.*                                     3,700   $    108
Applied Materials, Inc.*                                        2,800         63
Intel Corp.                                                     1,700         55
KLA-Tencor Corp.*                                                 700         41
Linear Technology Corp.                                           800         34
Novellus Systems, Inc.*                                         1,000         42
Texas Instruments, Inc.                                         1,600         47
Xilinx, Inc.*                                                   1,500         58
                                                                        --------
                                                                             448
                                                                        --------
Energy Resources & Services -- 1.7%
American Electric Power Co., Inc.                               2,800         86
DTE Energy Co.                                                  3,000        118
Emerson Electric Co.                                              700         45
Royal Dutch Petroleum Co. ADR                                     400         21
                                                                        --------
                                                                             270
                                                                        --------
Finance -- 7.0%
CIT Group, Inc.                                                 2,600         93
Citigroup, Inc.                                                 2,900        141
Countrywide Financial Corp.                                     2,800        213
Federal Home Loan Mortgage Corp.                                3,700        216
Federal National Mortgage Association                           1,800        135
Goldman Sachs Group, Inc.                                         600         59
MBIA, Inc.                                                      1,900        113
MBNA Corp.                                                      1,600         40
Paychex, Inc.                                                   1,000         37
Washington Mutual, Inc.                                         2,200         88
                                                                        --------
                                                                           1,135
                                                                        --------
Food & Beverages -- 2.6%
Anheuser-Busch Cos., Inc.                                         800         42
Coca-Cola Co.                                                   2,600        132
PepsiCo, Inc.                                                   2,800        131
Sara Lee Corp.                                                  5,500        119
                                                                        --------
                                                                             424
                                                                        --------
Healthcare -- 2.8%
HCA-The Healthcare Corp.                                        2,900        125
LifePoint Hospitals, Inc.*                                      1,900         56
McKesson Corp.                                                  1,500         48
Triad Hospitals, Inc.*                                          3,400        113
Universal Health Services, Inc.                                 2,100        113
                                                                        --------
                                                                             455
                                                                        --------
Human Resources -- 0.2%
Robert Half International, Inc.                                 1,300         30
                                                                        --------
Instruments - Controls -- 0.5%
Mettler-Toledo International, Inc.*                             1,200         51
Waters Corp.*                                                   1,000         33
                                                                        --------
                                                                              84
                                                                        --------
Insurance -- 3.3%
American International Group, Inc.                              1,800        119
Arthur J. Gallagher & Co.                                       1,000         32
Berkshire Hathaway, Inc.*                                          12         34
CIGNA Corp.*                                                      200         11
Marsh & McLennan Cos., Inc.                                     5,500        263
PMI Group The, Inc.                                             1,800         67
                                                                        --------
                                                                             526
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE LARGE CAP GROWTH FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Medical Services & Equipment -- 2.2%
Amgen, Inc.*                                                   1,200   $     74
Boston Scientific Corp.*                                       1,000         37
Cardinal Health, Inc.                                            400         24
Guidant Corp.                                                    600         36
Medtronic, Inc.                                                3,800        185
                                                                       --------
                                                                            356
                                                                       --------
Oil & Gas -- 3.6%
Anadarko Petroleum Corp.                                         700         36
Devon Energy Corp.                                             3,000        172
Exxon Mobil Corp.                                              7,500        306
GlobalSantaFe Corp.                                            1,200         30
Schlumberger Ltd.                                                600         33
                                                                       --------
                                                                            577
                                                                       --------
Pharmaceuticals -- 17.5%
Abbott Laboratories                                            2,800        131
AmerisourceBergen Corp.                                        3,300        185
Biogen Idec, Inc.*                                             2,400         88
Bristol-Myers Squibb Co.                                       2,200         63
Eli Lilly & Co.                                                2,000        141
Forest Laboratories, Inc.*                                     3,700        229
Gilead Sciences, Inc.*                                         1,000         58
Johnson & Johnson                                              9,200        475
King Pharmaceuticals, Inc.*                                   10,200        156
Merck & Co., Inc.                                              6,500        300
Pfizer, Inc.                                                  20,060        709
Schering-Plough Corp.                                          4,900         85
Shire Pharmaceuticals Group ADR*                               2,000         58
Wyeth                                                          3,300        140
                                                                       --------
                                                                          2,818
                                                                       --------
Printing & Publishing -- 0.7%
New York Times Co.                                             1,500         72
Tribune Co.                                                      900         46
                                                                       --------
                                                                            118
                                                                       --------
Restaurants -- 2.1%
Brinker International, Inc.*                                   2,600         86
Darden Restaurants, Inc.                                       3,700         78
Jack in the Box, Inc.*                                         3,400         73
McDonald's Corp.                                               3,900         97
                                                                       --------
                                                                            334
                                                                       --------
Retail -- 9.2%
AutoZone, Inc.*                                                1,200        102
CVS Corp.                                                      2,100         76
Dillard's, Inc.                                                2,500         41
Dollar Tree Stores, Inc.*                                      6,000        180
Family Dollar Stores, Inc.                                     4,300        154
Kohl's Corp.*                                                  3,800        171
Rent-A-Center, Inc.*                                           1,500         45
Ross Stores, Inc.                                              2,800         74
Target Corp.                                                     900         35
Tuesday Morning Corp.*                                         2,500         76
Walgreen Co.                                                   1,600         58
Wal-Mart Stores, Inc.                                          8,900        472
                                                                       --------
                                                                          1,484
                                                                       --------
Services - Commercial -- 1.0%
Accenture Ltd.*                                                1,500         40
Cendant Corp.*                                                 4,500        100
Concord EFS, Inc.                                              1,000         15
                                                                       --------
                                                                            155
                                                                       --------

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications -- 4.0%
AT&T Corp.                                                     6,300    $   128
BellSouth Corp.                                                1,400         40
Cox Communications, Inc. Class A*                                700         24
Motorola, Inc.                                                 5,000         70
Nokia Corp. ADR                                                9,000        153
QUALCOMM, Inc.                                                 1,000         54
SBC Communications, Inc.                                       1,700         45
Verizon Communications, Inc.                                   3,600        126
                                                                       --------
                                                                            640
                                                                       --------
Tobacco -- 0.2%
Loews Corp.- Carolina Group                                    1,500         38
                                                                       --------
Transportation  & Related Services -- 0.5%
Expeditors International of Washington, Inc.                   1,400         53
United Parcel Service, Inc.                                      400         30
                                                                       --------
                                                                             83
                                                                       --------
TOTAL COMMON STOCKS
(Cost $12,960)                                                           14,758
                                                                       --------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.0%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                           562,960        563
BlackRock Provident Institutional
  Funds - TempFund                                           562,960        563
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,126)                                                             1,126
                                                                       --------

                                                              Par       Value
                                                             (000)      (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.1%
-------------------------------------------------------------------------------
U.S. Treasury Bill 0.930%**, 01/02/04
(Cost $500)                                                 $    500        500
                                                                       --------

TOTAL INVESTMENTS --- 101.8%
  (Cost $14,586)(a)                                                      16,384

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (1.8%)                                               (285)
                                                                       --------

NET ASSETS APPLICABLE TO 1,529,304
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $ 16,099
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  10.53
                                                                       ========

--------------------------------------------
*     Non-Income Producing Security

**    Effective Yield

ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,611,994. Net unrealized appreciation was $1,772,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,879,167 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($107,126).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE STRATEGIC VALUE FUND

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
--------------------------------------------------------------------------------
Advertising -- 1.2%
Interpublic Group of Cos., Inc*                                12,200   $    190
                                                                        --------
Agricultural Products -- 5.9%
IMC Global, Inc.                                               24,300        241
Monsanto Co.                                                   14,900        429
Potash Corp. of Saskatchewan, Inc.                              3,200        277
                                                                        --------
                                                                             947
                                                                        --------
Automobiles & Related -- 4.6%
DANA Corp.                                                     20,700        380
Genuine Parts Co.                                              10,900        362
                                                                        --------
                                                                             742
                                                                        --------
Chemicals -- 3.8%
Crompton Corp.                                                 24,100        173
Eastman Chemical Co.                                           11,200        443
                                                                        --------
                                                                             616
                                                                        --------
Computer Services & Software -- 2.7%
Cadence Design Systems, Inc.*                                   9,800        176
Sybase, Inc.*                                                  12,600        259
                                                                        --------
                                                                             435
                                                                        --------
Consumer Products -- 1.9%
American Greetings Corp.*                                       3,500         77
Newell Rubbermaid, Inc.                                        10,000        228
                                                                        --------
                                                                             305
                                                                        --------
Containers -- 4.2%
Ball Corp.                                                      5,000        298
Pactiv Corp.*                                                  15,700        375
                                                                        --------
                                                                             673
                                                                        --------
Diversified Operations -- 1.3%
Leggett & Platt, Inc.                                           9,400        203
                                                                        --------
Energy Resources & Services -- 8.6%
Ameren Corp.                                                    7,700        354
CMS Energy Corp.*                                              20,700        176
Hubbell, Inc.                                                   7,800        344
NiSource, Inc.                                                  8,200        180
Northeast Utilities, Inc.                                      12,400        250
Puget Energy, Inc.                                              3,100         74
                                                                        --------
                                                                           1,378
                                                                        --------
Food & Beverages -- 3.6%
Archer-Daniels Midland Co.                                     20,400        310
Dean Foods Co.*                                                 3,500        115
Safeway, Inc.*                                                  3,600         79
Smithfield Foods, Inc.                                          3,600         75
                                                                        --------
                                                                             579
                                                                        --------
Healthcare -- 1.8%
Health Net, Inc.*                                               8,600        281
                                                                        --------
Hotels & Gaming -- 1.4%
Park Place Entertainment Corp.*                                20,900        226
                                                                        --------
Hotels & Resorts -- 1.7%
Host Marriott Corp.*                                           22,100        272
                                                                        --------
Insurance -- 13.9%
Aetna, Inc.                                                     5,100        345
Arthur J. Gallagher & Co.                                       5,000        162
Everest Re Group Ltd.                                           4,800        406
PartnerRe Ltd.                                                  5,800        337
PMI Group The, Inc.                                             4,100        153
SAFECO Corp.                                                   10,100        393

                                                               Number    Value
                                                             of Shares   (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance -- (continued)
Transatlantic Holdings, Inc.                                      500   $     40
XL Capital Ltd.                                                 5,100        395
                                                                        --------
                                                                           2,231
                                                                        --------
Machinery & Heavy Equipment -- 4.2%
CNH Global N.V                                                  6,540        109
Cummins, Inc.                                                   4,400        215
Snap-On, Inc.                                                  10,900        351
                                                                        --------
                                                                             675
                                                                        --------
Medical Services & Equipment -- 2.4%
Bausch & Lomb, Inc.                                             7,300        379
                                                                        --------
Metal Components & Products -- 1.7%
Timken Co.                                                     13,600        273
                                                                        --------
Oil & Gas -- 8.1%
EOG Resources, Inc.                                             6,900        318
GlobalSantaFe Corp.                                             7,300        181
Halliburton Co.                                                14,800        385
Pride International, Inc.*                                     15,100        281
Southwest Gas Corp.                                             5,600        126
                                                                        --------
                                                                           1,291
                                                                        --------
Paper & Related Products -- 4.6%
Georgia-Pacific Corp.                                          14,076        432
MeadWestvaco Corp.                                             10,100        300
                                                                        --------
                                                                             732
                                                                        --------
Pharmaceuticals-- 3.7%
Caremark Rx, Inc.*                                             12,600        319
King Pharmaceuticals, Inc.*                                     6,900        105
Mylan Laboratories, Inc.                                        6,900        175
                                                                        --------
                                                                             599
                                                                        --------
Restaurants -- 0.5%
Yum! Brands, Inc.*                                              2,200         76
                                                                        --------
Retail -- 10.7%
Big Lots, Inc.*                                                14,900        212
Federated Department Stores, Inc.                               1,500         71
Foot Locker, Inc.                                              13,800        324
May Department Stores Co.                                       2,600         76
Office Depot, Inc.*                                            18,700        312
Payless ShoeSource, Inc.*                                      10,700        143
Penney (J.C.) Co., Inc.                                        11,600        305
Tommy Hilfiger Corp.*                                          18,800        278
                                                                        --------
                                                                           1,721
                                                                        --------
Telecommunications -- 0.3%
Avaya, Inc.*                                                    4,000         52
                                                                        --------
Wholesale Distributor -- 1.5%
Grainger (W.W.), Inc.                                           5,100        242
                                                                        --------
TOTAL COMMON STOCKS
(Cost $12,807)                                                            15,118
                                                                        --------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.6%
Healthcare Realty Trust, Inc.                                   5,500        197
Health Care Property Investors, Inc.                            1,200         61

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $215)                                                                  258
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003 (Concluded)
THE STRATEGIC VALUE FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - TempCash                                        479,454   $    479
BlackRock Provident Institutional
     Funds - TempFund                                        479,454        480
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $959)                                                                 959
                                                                       --------

TOTAL INVESTMENTS --- 101.9%
  (Cost $13,981)(a)                                                      16,335

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (1.9%)                                               (310)
                                                                       --------

NET ASSETS APPLICABLE TO 1,516,239
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $ 16,025
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  10.57
                                                                       ========

-------------------------------------------------
*     Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,055,375. Net unrealized appreciation was $2,279,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,499,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($219,466).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE REIT FUND

                                                              Number    Value
                                                            of Shares   (000)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 97.3%
--------------------------------------------------------------------------------
Apartments -- 13.6%
Apartment Investment & Management Co.                          14,200   $    491
Archstone-Smith Trust                                          14,700        411
BRE Properties, Inc.                                           25,100        838
Equity Residential Properties Trust                             5,300        156
Summit Properties, Inc.                                        16,300        392
                                                                        --------
                                                                           2,288
                                                                        --------
Building & Real Estate -- 3.7%
Sun Communities, Inc.                                           8,615        333
United Dominion Realty Trust, Inc.                             15,500        298
                                                                        --------
                                                                             631
                                                                        --------
Diversified -- 12.0%
Catellus Development Corp.                                     33,583        811
Colonial Properties Trust                                       6,700        265
Lexington Corp. Properties Trust                                8,200        166
Vornado Realty Trust                                           14,300        783
                                                                        --------
                                                                           2,025
                                                                        --------
Hotels & Resorts -- 10.7%
Ashford Hospitality Trust*                                     18,000        169
Extended Stay America, Inc.                                    42,900        621
Highland Hospitality Corp.*                                     1,400         15
Host Marriott Corp.*                                           43,400        535
Innkeepers USA Trust                                           10,800         90
Lasalle Hotel Properties                                       16,852        313
Winston Hotels, Inc.                                            5,600         57
                                                                        --------
                                                                           1,800
                                                                        --------
Industrial -- 4.0%
Prologis                                                       21,100        677
                                                                        --------
Local Retail -- 14.2%
Equity One, Inc.                                               15,000        253
Pan Pacific Retail Properties, Inc.                             6,164        294
PS Business Parks, Inc.                                        16,000        660
Ramco-Gershenson Properties Trust                              15,890        450
Regency Centers Corp.                                          18,400        733
                                                                        --------
                                                                           2,390
                                                                        --------
Office Property -- 19.2%
American Financial Realty Trust                                16,400        280
Brandywine Realty Trust                                        18,000        482
Brookfield Properties Corp.                                    12,000        344
CarrAmerica Realty Corp.                                       16,825        501
Equity Office Properties Trust                                 14,600        418
Highwoods Properties, Inc.                                        500         13
Koger Equity, Inc.                                             13,300        278
Mack-Cali Realty Corp.                                          8,200        341
SL Green Realty Corp.                                          14,300        587
                                                                        --------
                                                                           3,244
                                                                        --------
Regional Malls -- 17.0%
Mills Corp.                                                    15,600        686
Rouse Co.                                                      14,700        691
Simon Property Group, Inc.                                     20,900        969
Taubman Centers, Inc.                                          25,700        529
                                                                        --------
                                                                           2,875
                                                                        --------
Storage -- 2.9%
Public Storage, Inc.                                           11,415        495
                                                                        --------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $14,551)                                                            16,425
                                                                        --------

                                                              Number    Value
                                                            of Shares   (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds -TempCash                                             96,611   $     96
BlackRock Provident Institutional
   Funds -TempFund                                             96,613         97
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $193)                                                                  193
                                                                        --------

TOTAL INVESTMENTS --- 98.4%
  (Cost $14,744) (a)                                                      16,618

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 1.6%                                                    263
                                                                        --------

NET ASSETS APPLICABLE TO 1,463,749
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $ 16,881
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  11.53
                                                                        ========

-------------------------------------------------
*     Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,790,187. Net unrealized appreciation was $1,827,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,890,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($62,215).

The accompanying notes are an integral part of these financial statements.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                       Money      Quality    High Yield    Growth     Large Cap   Flexibly
                                                       Market       Bond        Bond       Equity      Value      Managed
ASSETS:                                                 Fund        Fund        Fund        Fund        Fund        Fund
                                                      --------    --------   ----------   --------    --------    --------
Investments at value .............................    $ 99,288    $181,225    $ 80,410    $ 97,540    $227,469    $703,820
Securities lending collateral ....................          --          --          --          --          --          --
Interest, dividends and reclaims receivable ......         746       1,341       1,692         107         372       2,003
Receivable for investment securities sold ........          --          --          69          --         474         666
Receivable for capital stock sold ................          --       1,055         445         224          62         458
Net unrealized appreciation of forward
  foreign currency contracts .....................          --          --          --          --          --          --
Other assets .....................................           3           4           2           2           4          12
                                                      --------    --------    --------    --------    --------    --------
          Total Assets ...........................     100,037     183,625      82,618      97,873     228,381     706,959
                                                      --------    --------    --------    --------    --------    --------

LIABILITIES:

Obligation to return securities lending collateral          --          --          --          --          --          --
Payable for investment securities purchased ......          --      11,359         188          --          --          --
Payable for capital stock redeemed ...............          --          12          19          24         233         588
Payable to the investment adviser ................          17          48          34          53         112         347
Payable to The Penn Mutual Life Insurance Co .....          38          64          30          36          82         246
Other liabilities ................................          33          43          31           9          48         151
                                                      --------    --------    --------    --------    --------    --------
       Total Liabilities .........................          88      11,526         302         122         475       1,332
                                                      --------    --------    --------    --------    --------    --------
NET ASSETS .......................................    $ 99,949    $172,099    $ 82,316    $ 97,751    $227,906    $705,627
                                                      ========    ========    ========    ========    ========    ========

Investments at amortized cost ....................    $ 99,288    $178,531    $ 77,114    $ 88,225    $190,664    $540,633
                                                   International Small Cap   Emerging
                                                       Equity      Value       Growth
ASSETS:                                                 Fund        Fund        Fund
                                                   -------------  --------    --------
Investments at value .............................    $133,534    $149,636    $111,039
Securities lending collateral ....................       3,932       8,759      15,708
Interest, dividends and reclaims receivable ......         269          51          10
Receivable for investment securities sold ........         532         140       4,519
Receivable for capital stock sold ................          53          91         518
Net unrealized appreciation of forward
  foreign currency contracts .....................         456          --          --
Other assets .....................................          53           3           2
                                                      --------    --------    --------
          Total Assets ...........................     138,829     158,680     131,796
                                                      --------    --------    --------

LIABILITIES:

Obligation to return securities lending collateral       3,932       8,759      15,708
Payable for investment securities purchased ......         583         152       4,575
Payable for capital stock redeemed ...............         521         877          --
Payable to the investment adviser ................          93          94          69
Payable to The Penn Mutual Life Insurance Co .....          47          47          41
Other liabilities ................................          50          51          43
                                                      --------    --------    --------
       Total Liabilities .........................       5,226       9,980      20,436
                                                      --------    --------    --------
NET ASSETS .......................................    $133,603    $148,700    $111,360
                                                      ========    ========    ========

Investments at amortized cost ....................    $106,622    $119,499    $ 88,369

                                                      Limited
                                                      Maturity       Core         Index       Mid Cap      Mid Cap
                                                        Bond        Equity         500        Growth        Value
ASSETS:                                                 Fund         Fund         Fund         Fund         Fund
                                                      ---------    ---------    ---------    ---------    ---------
Investments at value .............................    $  42,950    $  10,205    $ 232,924    $  67,382    $  81,089
Securities lending collateral ....................           --           --           --       26,698       23,496
Interest, dividends and reclaims receivable ......          317           16          300           26           55
Receivable for investment securities sold ........           --           --            7          641          394
Receivable for capital stock sold ................          316           15        1,046           46           68
Futures receivable ...............................           --           --           26           --           --
Receivable from investment advisor ...............           --           --            7           --           23
Other assets .....................................            1           --            8            1            1
                                                      ---------    ---------    ---------    ---------    ---------
          Total Assets ...........................       43,584       10,236      234,318       94,794      105,126
                                                      ---------    ---------    ---------    ---------    ---------

LIABILITIES:

Obligation to return securities lending collateral           --           --           --       26,698       23,496
Payable for investment securities purchased ......           --           --           --        2,949          333
Payable for capital stock redeemed ...............           --           --          219           31          170
Payable to the investment advisor ................           11            4           13           37           37
Payable to The Penn Mutual Life Insurance Co .....           17            2           --           15           29
Other liabilities ................................           11            7           66           12           19
                                                      ---------    ---------    ---------    ---------    ---------
       Total Liabilities .........................           39           13          298       29,742       24,084
                                                      ---------    ---------    ---------    ---------    ---------
NET ASSETS .......................................    $  43,545    $  10,223    $ 234,020    $  65,052    $  81,042
                                                      =========    =========    =========    =========    =========

Investments at amortized cost ....................    $  42,381    $   8,513    $ 274,768    $  54,468    $  67,066
                                                      Large Cap    Strategic
                                                       Growth        Value        REIT
ASSETS:                                                 Fund         Fund         Fund
                                                      ---------    ---------    ---------
Investments at value .............................    $  16,384    $  16,335    $  16,618
Securities lending collateral ....................           --           --           --
Interest, dividends and reclaims receivable ......           22           17           53
Receivable for investment securities sold ........           --           48           23
Receivable for capital stock sold ................          131           26          229
Futures receivable ...............................           --           --           --
Receivable from investment advisor ...............            3           --           --
Other assets .....................................           --           --           --
                                                      ---------    ---------    ---------
          Total Assets ...........................       16,540       16,426       16,923
                                                      ---------    ---------    ---------

LIABILITIES:

Obligation to return securities lending collateral           --           --           --
Payable for investment securities purchased ......          424          363           13
Payable for capital stock redeemed ...............            1           11            3
Payable to the investment advisor ................            7            9           10
Payable to The Penn Mutual Life Insurance Co .....           --            7            6
Other liabilities ................................            9           11           10
                                                      ---------    ---------    ---------
       Total Liabilities .........................          441          401           42
                                                      ---------    ---------    ---------
NET ASSETS .......................................    $  16,099    $  16,025    $  16,881
                                                      =========    =========    =========

Investments at amortized cost ....................    $  14,586    $  13,982    $  14,744

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                            Money     Quality   High Yield   Growth     Large Cap   Flexibly
                                                           Market      Bond       Bond       Equity       Value      Managed
                                                            Fund       Fund       Fund        Fund        Fund        Fund
                                                          ---------  ---------  ---------   ---------   ---------   ---------
INVESTMENT INCOME:
Dividends ..............................................  $      --  $      --  $     294   $     897   $   4,810   $  12,167
Interest ...............................................      1,721      8,473      6,592          35         155       5,028
Foreign tax withheld ...................................         --         --         (1)         (1)        (27)        (44)
                                                          ---------  ---------  ---------   ---------   ---------   ---------
       Total investment income .........................      1,721      8,473      6,885         931       4,938      17,151
                                                          ---------  ---------  ---------   ---------   ---------   ---------

EXPENSES:
Investment advisory fees ...............................        236        560        366         629       1,192       3,461
Administration fees ....................................        186        255        110         145         298         865
Accounting fees ........................................         87        110         55          73         124         257
Custodian fees and expenses ............................         24         26         25          18          30          64
Pricing fees ...........................................         19         11         33           5          11          16
Other expenses .........................................         73         97         43          70         123         315
                                                          ---------  ---------  ---------   ---------   ---------   ---------
       Total expenses ..................................        625      1,059        632         940       1,778       4,978
       Less: Expense waivers ...........................         --         --         --          --          --          --
       Less: Fees paid indirectly ......................         --         --         --         (32)        (62)        (19)
                                                          ---------  ---------  ---------   ---------   ---------   ---------
             Net expenses ..............................        625      1,059        632         908       1,716       4,959
                                                          ---------  ---------  ---------   ---------   ---------   ---------
Net investment income (loss) ...........................      1,096      7,414      6,253          23       3,222      12,192
                                                          ---------  ---------  ---------   ---------   ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions          --      1,664        554      (3,246)     (2,352)     20,036
    Net realized foreign exchange gain (loss) ..........         --         --         30          --          --           2
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign
       currency related items ..........................         --        860      8,225      14,266      49,297     125,655
                                                          ---------  ---------  ---------   ---------   ---------   ---------
Net realized and unrealized gain (loss) on investments .         --      2,524      8,809      11,020      46,945     145,693
                                                          ---------  ---------  ---------   ---------   ---------   ---------

NET INCREASE  IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................  $   1,096  $   9,938  $  15,062   $  11,043   $  50,167   $ 157,885
                                                          =========  =========  =========   =========   =========   =========
                                                            International Small Cap   Emerging
                                                               Equity       Value      Growth
                                                                Fund        Fund        Fund
                                                            ------------- ---------   ---------
INVESTMENT INCOME:
Dividends ..............................................      $   3,341   $     496   $      37
Interest ...............................................             29          63          93
Foreign tax withheld ...................................           (308)        (10)         --
                                                              ---------   ---------   ---------
       Total investment income .........................          3,062         549         130
                                                              ---------   ---------   ---------

EXPENSES:
Investment advisory fees ...............................            939         875         669
Administration fees ....................................            166         154         135
Accounting fees ........................................             91          74          67
Custodian fees and expenses ............................             38          49          45
Pricing fees ...........................................              9          11           8
Other expenses .........................................             67          58          58
                                                              ---------   ---------   ---------
       Total expenses ..................................          1,310       1,221         982
       Less: Expense waivers ...........................             --         (39)         --
       Less: Fees paid indirectly ......................            (45)         --          --
                                                              ---------   ---------   ---------
             Net expenses ..............................          1,265       1,182         982
                                                              ---------   ---------   ---------
Net investment income (loss) ...........................          1,797        (633)       (852)
                                                              ---------   ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions           1,624      13,662      13,984
    Net realized foreign exchange gain (loss) ..........           (315)         --          --
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign
       currency related items ..........................         30,252      46,237      21,920
                                                              ---------   ---------   ---------
Net realized and unrealized gain (loss) on investments .         31,561      59,899      35,904
                                                              ---------   ---------   ---------

NET INCREASE  IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................      $  33,358   $  59,266   $  35,052
                                                              =========   =========   =========

                                                            Limited
                                                            Maturity        Core          Index        Mid Cap       Mid Cap
                                                              Bond         Equity         500          Growth         Value
                                                              Fund          Fund          Fund          Fund          Fund
                                                            ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME:
Dividends ..............................................    $      --     $     155     $   3,311     $     108     $     759
Interest ...............................................        2,001             4            88            27            43
Foreign tax withheld ...................................           --            --            --            --            (4)
                                                            ---------     ---------     ---------     ---------     ---------
       Total investment income .........................        2,001           159         3,399           135           798
                                                            ---------     ---------     ---------     ---------     ---------

EXPENSES:
Investment advisory fees ...............................          142            51           138           327           357
Administration fees ....................................           71            15           296            70            97
Accounting fees ........................................           36            28           124            35            49
Custodian fees and expenses ............................            9             3            41            24            18
Pricing fees ...........................................            4             4            21             6             4
Other expenses .........................................           24             9           131            27            31
                                                            ---------     ---------     ---------     ---------     ---------
       Total expenses ..................................          286           110           751           489           556
       Less: Expense waivers ...........................           --            (8)         (258)          (22)           --
       Less: Fees paid indirectly ......................           --            --            --           (56)          (14)
                                                            ---------     ---------     ---------     ---------     ---------
             Net expenses ..............................          286           102           493           411           542
                                                            ---------     ---------     ---------     ---------     ---------
Net investment income (loss) ...........................        1,715            57         2,906          (276)          256
                                                            ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions          (204)         (408)        2,258         6,500         4,365
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign
       currency related items ..........................         (173)        2,228        45,410        12,353        16,472
                                                            ---------     ---------     ---------     ---------     ---------
Net realized and unrealized gain (loss) on investments .         (377)        1,820        47,668        18,853        20,837
                                                            ---------     ---------     ---------     ---------     ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................    $   1,338     $   1,877     $  50,574     $  18,577     $  21,093
                                                            =========     =========     =========     =========     =========
                                                            Large Cap    Strategic
                                                             Growth        Value         REIT
                                                              Fund         Fund          Fund
                                                            ---------    ---------     ---------
INVESTMENT INCOME:
Dividends ..............................................     $    134    $     187     $     593
Interest ...............................................            9            6             3
Foreign tax withheld ...................................           --           (1)           --
                                                            ---------    ---------     ---------
       Total investment income .........................          143          192           596
                                                            ---------    ---------     ---------

EXPENSES:
Investment advisory fees ...............................           52           77            68
Administration fees ....................................           14           16            15
Accounting fees ........................................           26           26            26
Custodian fees and expenses ............................            7           12            12
Pricing fees ...........................................            6            3             2
Other expenses .........................................           15            1             7
                                                            ---------    ---------     ---------
       Total expenses ..................................          120          135           130
       Less: Expense waivers ...........................          (25)          (1)           (8)
       Less: Fees paid indirectly ......................           --           --            --
                                                            ---------    ---------     ---------
             Net expenses ..............................           95          134           122
                                                            ---------    ---------     ---------
Net investment income (loss) ...........................           48           58           474
                                                            ---------    ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions            87           22           525
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign
       currency related items ..........................        2,216        2,791         2,115
                                                            ---------    ---------     ---------
Net realized and unrealized gain (loss) on investments .        2,303        2,813         2,640
                                                            ---------    ---------     ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................    $   2,351    $   2,871     $   3,114
                                                            =========    =========     =========

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                Money Market Fund                 Quality Bond Fund
                                                          -----------------------------     -----------------------------
                                                              Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $      1,096     $      2,240     $      7,414     $      5,979
Net realized gain (loss) on investment transactions ..              --                2            1,664            1,199
Net realized foreign exchange gain (loss) ............              --               --               --               --
Net change in unrealized appreciation (depreciation)
   of investments and foreign currency related items .              --               --              860              382
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................           1,096            2,242            9,938            7,560
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (1,096)          (2,240)          (7,460)          (6,004)
Net realized capital gains ...........................              --               --           (2,388)            (220)
Return of capital ....................................              --               --               --               --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................          (1,096)          (2,240)          (9,848)          (6,224)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital
      share transactions .............................         (49,480)          21,019           15,803           31,301
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
         capital share transactions ..................         (49,480)          21,019           15,803           31,301
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............         (49,480)          21,021           15,893           32,637

NET ASSETS, beginning of year ........................         149,429          128,408          156,206          123,569
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $     99,949     $    149,429     $    172,099     $    156,206
                                                          ============     ============     ============     ============
                                                               High Yield Bond Fund              Growth Equity Fund
                                                          -----------------------------     ------------------------------
                                                              Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $      6,253     $      5,948     $         23     $       (296)
Net realized gain (loss) on investment transactions ..             554           (3,303)          (3,246)         (42,772)
Net realized foreign exchange gain (loss) ............              30               (3)              --               --
Net change in unrealized appreciation (depreciation)
  of investments and foreign currency related items ..           8,225             (479)          14,266          (16,678)
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................          15,062            2,163           11,043          (59,746)
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (6,298)          (6,023)             (23)              --
Net realized capital gains ...........................              --               --               --               --
Return of capital ....................................              --               --               (1)              --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................          (6,298)          (6,023)             (24)              --
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital
      share transactions .............................          10,340            6,495          (15,686)         (24,532)
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
         capital share transactions ..................          10,340            6,495          (15,686)         (24,532)
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          19,104            2,635           (4,667)         (84,278)

NET ASSETS, beginning of year ........................          63,212           60,577          102,418          186,696
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $     82,316     $     63,212     $     97,751     $    102,418
                                                          ============     ============     ============     ============

                                                              Large Cap Value Fund             Flexibly Managed Fund
                                                          -----------------------------     -----------------------------
                                                              Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $      3,222     $      3,276     $     12,192     $     14,106
Net realized gain (loss) on investment transactions ..          (2,352)         (12,817)          20,036           23,104
Net realized foreign exchange gain (loss) ............              --               --                2               --
Net change in unrealized appreciation (depreciation)
  of investments and foreign currency related items ..          49,297          (26,118)         125,655          (36,712)
Net increase from payments made by affiliates for
  investment transaction losses ......................              --               --               --              453
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................          50,167          (35,659)         157,885              951
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (3,227)          (3,237)         (12,261)         (14,599)
Net realized capital gains ...........................              --           (2,806)          (8,084)         (23,254)
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................          (3,227)          (6,043)         (20,345)         (37,853)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
     share transactions ..............................          (7,280)          (2,580)          41,518           85,234
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................          (7,280)          (2,580)          41,518           85,234
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          39,660          (44,282)         179,058           48,332

NET ASSETS, beginning of year ........................         188,246          232,528          526,569          478,237
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $    227,906     $    188,246     $    705,627     $    526,569
                                                          ============     ============     ============     ============
                                                            International Equity Fund            Small Cap Value Fund
                                                          -----------------------------     -----------------------------
                                                              Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $      1,797     $      1,597     $       (633)    $       (338)
Net realized gain (loss) on investment transactions ..           1,624          (11,523)          13,662            5,283
Net realized foreign exchange gain (loss) ............            (315)          (1,032)              --               --
Net change in unrealized appreciation (depreciation)
  of investments and foreign currency related items ..          30,252            1,007           46,237          (22,289)
Net increase from payments made by affiliates for
  investment transaction losses ......................              --               --               --               --
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................          33,358           (9,951)          59,266          (17,344)
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (736)            (155)              --               --
Net realized capital gains ...........................              --               --           (7,799)          (6,314)
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................            (736)            (155)          (7,799)          (6,314)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
    share transactions ...............................          (3,664)         (10,198)          19,742           14,162
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................          (3,664)         (10,198)          19,742           14,162
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          28,958          (20,304)          71,209           (9,496)

NET ASSETS, beginning of year ........................         104,645          124,949           77,491           86,987
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $    133,603     $    104,645     $    148,700     $     77,491
                                                          ============     ============     ============     ============

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                              Emerging Growth Fund           Limited Maturity Bond Fund
                                                          -----------------------------     -----------------------------
                                                             Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $       (852)    $       (850)    $      1,715     $        921
Net realized gain (loss) on investment transactions ..          13,984          (34,963)            (204)             246
Net change in unrealized appreciation (depreciation)
  of investments and futures contracts related items .          21,920          (22,012)            (173)             582
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................          35,052          (57,825)           1,338            1,749
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................              --               --           (1,721)            (922)
Net realized capital gains ...........................              --               --              (35)            (222)
Return of capital ....................................              --               --               (7)              --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................              --               --           (1,763)          (1,144)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital
     share transactions ..............................           1,627           (4,593)           1,029           23,960
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................           1,627           (4,593)           1,029           23,960
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          36,679          (62,418)             604           24,565

NET ASSETS, beginning of year ........................          74,681          137,099           42,941           18,376
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $    111,360     $     74,681     $     43,545     $     42,941
                                                          ============     ============     ============     ============
                                                                Core Equity Fund                   Index 500 Fund
                                                          -----------------------------     -----------------------------
                                                             Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $         57     $         85     $      2,906     $      2,567
Net realized gain (loss) on investment transactions ..            (408)          (2,747)           2,258          (10,884)
Net change in unrealized appreciation (depreciation)
  of investments and futures contracts related items .           2,228           (1,546)          45,410          (40,699)
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................           1,877           (4,208)          50,574          (49,016)
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................             (56)             (85)          (2,902)          (2,558)
Net realized capital gains ...........................              --               --               --               --
Return of capital ....................................              --               --               --               --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................             (56)             (85)          (2,902)          (2,558)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital
     share transactions ..............................          (2,995)          (4,475)          11,919           23,101
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................          (2,995)          (4,475)          11,919           23,101
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          (1,174)          (8,768)          59,591          (28,473)

NET ASSETS, beginning of year ........................          11,397           20,165          174,429          202,902
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $     10,223     $     11,397     $    234,020     $    174,429
                                                          ============     ============     ============     ============

                                                               Mid Cap Growth Fund               Mid Cap Value Fund
                                                          -----------------------------     -----------------------------
                                                             Year             Year             Year             Year
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003             2002             2003             2002
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $       (276)    $       (219)    $        256     $        355
Net realized gain (loss) on investment transactions ..           6,500          (10,482)           4,365           (1,029)
Net change in unrealized appreciation (depreciation)
  of investments .....................................          12,353           (4,996)          16,472           (6,156)
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................          18,577          (15,697)          21,093           (6,830)
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................              --               --             (256)            (355)
Net realized capital gains ...........................              --               --           (1,487)              --
Return of capital ....................................              --               --               --               --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................              --               --           (1,743)            (355)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital
     share transactions ..............................          12,051            4,687            3,362            3,882
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................          12,051            4,687            3,362            3,882
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          30,628          (11,010)          22,712           (3,303)

NET ASSETS, beginning of year ........................          34,424           45,434           58,330           61,633
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $     65,052     $     34,424     $     81,042     $     58,330
                                                          ============     ============     ============     ============
                                                              Large Cap Growth Fund             Strategic Value Fund
                                                          -----------------------------     -----------------------------
                                                             Year            Period            Year            Period
                                                             ended            ended            ended            ended
                                                          December 31,     December 31,     December 31,     December 31,
                                                              2003            2002 +            2003            2002 +
                                                          ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $         48     $         18     $         58     $         28
Net realized gain (loss) on investment transactions ..              87             (167)              22             (144)
Net change in unrealized appreciation (depreciation)
  of investments .....................................           2,216             (418)           2,791             (437)
                                                          ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................           2,351             (567)           2,871             (553)
                                                          ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................             (49)             (18)             (59)             (30)
Net realized capital gains ...........................              --               --             (108)              --
Return of capital ....................................              (1)              --               (3)              --
                                                          ------------     ------------     ------------     ------------
      Total distributions ............................             (50)             (18)            (170)             (30)
                                                          ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital
     share transactions ..............................           8,708            5,675            5,907            8,000
                                                          ------------     ------------     ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................           8,708            5,675            5,907            8,000
                                                          ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          11,009            5,090            8,608            7,417

NET ASSETS, beginning of year ........................           5,090               --            7,417               --
                                                          ------------     ------------     ------------     ------------

NET ASSETS, end of year ..............................    $     16,099     $      5,090     $     16,025     $      7,417
                                                          ============     ============     ============     ============

                                                                   REIT Fund
                                                          ------------------------------
                                                             Year            Period
                                                             ended            ended
                                                          December 31,     December 31,
                                                              2003            2002 +
                                                          ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................    $        474     $        144
Net realized gain (loss) on investment transactions ..             525             (119)
Net change in unrealized appreciation (depreciation)
  of investments .....................................           2,115             (241)
                                                          ------------     ------------
      Net increase (decrease) in net assets resulting
        from operations ..............................           3,114             (216)
                                                          ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (502)            (140)
Net realized capital gains ...........................            (387)              --
Return of capital ....................................              --               --
                                                          ------------     ------------
      Total distributions ............................            (889)            (140)
                                                          ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital
     share transactions ..............................           9,149            5,863
                                                          ------------     ------------
      Total net increase (decrease) in net assets from
        capital share transactions ...................           9,149            5,863
                                                          ------------     ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          11,374            5,507

NET ASSETS, beginning of year ........................           5,507               --
                                                          ------------     ------------

NET ASSETS, end of year ..............................    $     16,881     $      5,507
                                                          ============     ============

+ For the period from May 1, 2002, (commencement of operations) through December 31, 2002.

The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                                  Year ended December 31,
                                             -----------------------------------------------------------------
                                                2003          2002          2001          2000          1999
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year .......   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                             ---------     ---------     ---------     ---------     ---------

Income from investment operations:
Net investment income ....................        0.01          0.02          0.04          0.06          0.05
                                             ---------     ---------     ---------     ---------     ---------

   Total from investment operations ......        0.01          0.02          0.04          0.06          0.05
                                             ---------     ---------     ---------     ---------     ---------

Less distributions:
Dividend from net investment income ......       (0.01)        (0.02)        (0.04)        (0.06)        (0.05)
                                             ---------     ---------     ---------     ---------     ---------

Net asset value, end of year .............   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                             =========     =========     =========     =========     =========

   Total return (1) ......................        0.86%         1.65%         4.00%         5.99%         4.66%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...   $  99,949     $ 149,429     $ 128,408     $  94,045     $  86,581
                                             =========     =========     =========     =========     =========

Ratio of expenses to average net assets ..        0.50%         0.47%         0.50%         0.58%         0.72%
                                             =========     =========     =========     =========     =========

Ratio of net investment income
   to average net assets .................        0.89%         1.62%         3.78%         5.89%         4.60%
                                             =========     =========     =========     =========     =========

----------------------------------------------
(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
--------------------------------------------------------------------------------

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                 Year ended December 31,
                                             -----------------------------------------------------------------
                                                2003          2002          2001          2000          1999
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year .......   $   10.50     $   10.39     $   10.33     $   10.40     $   10.40
                                             ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
Net investment income ....................        0.48          0.42          0.51          0.52          0.54
Net realized and unrealized gain (loss)
   on investment transactions ............        0.16          0.13          0.41          0.66         (0.54)
                                             ---------     ---------     ---------     ---------     ---------

   Total from investment operations ......        0.64          0.55          0.92          1.18          0.00
                                             ---------     ---------     ---------     ---------     ---------

Less distributions:
Dividend from net investment income ......       (0.48)        (0.42)        (0.51)        (1.06)         0.00
Distribution from net realized gains .....       (0.15)        (0.02)        (0.35)        (0.17)         0.00
Return of capital ........................        0.00          0.00          0.00         (0.02)         0.00
                                             ---------     ---------     ---------     ---------     ---------

   Total distributions ...................       (0.63)        (0.44)        (0.86)        (1.25)         0.00
                                             ---------     ---------     ---------     ---------     ---------

Net asset value, end of year .............   $   10.51     $   10.50     $   10.39     $   10.33     $   10.40
                                             =========     =========     =========     =========     =========

   Total return (1) ......................        6.18%         5.28%         8.91%        12.00%         0.00%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...   $ 172,099     $ 156,206     $ 123,569     $  96,073     $  55,975
                                             =========     =========     =========     =========     =========

Ratio of expenses to average net assets ..        0.62%         0.62%         0.65%         0.68%         0.77%
                                             =========     =========     =========     =========     =========

Ratio of net investment income
   to average net assets .................        4.36%         4.19%         5.23%         5.92%         5.21%
                                             =========     =========     =========     =========     =========

Portfolio turnover rate ..................       215.4%        498.6%        930.7%      1,046.5%        815.1%
                                             =========     =========     =========     =========     =========

----------------------------------------------
(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                 Year ended December 31,
                                             -----------------------------------------------------------------
                                               2003          2002          2001          2000          1999
                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year .......   $    6.78     $    7.25     $    7.45     $    9.58     $    9.19
                                             ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
Net investment income ....................        0.64          0.70          0.72          0.91          0.89
Net realized and unrealized gain (loss)
   on investment transactions ............        0.92         (0.46)        (0.20)        (1.24)        (0.50)
                                             ---------     ---------     ---------     ---------     ---------

   Total from investment operations ......        1.56          0.24          0.52         (0.33)         0.39
                                             ---------     ---------     ---------     ---------     ---------

Less distributions:
Dividend from net investment income ......       (0.64)        (0.71)        (0.72)        (1.80)         0.00
                                             ---------     ---------     ---------     ---------     ---------

Net asset value, end of year .............   $    7.70     $    6.78     $    7.25     $    7.45     $    9.58
                                             =========     =========     =========     =========     =========

   Total return (1) ......................       23.13%         3.41%         6.92%        (3.69%)        4.24%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...   $  82,316     $  63,212     $  60,577     $  51,150     $  69,928
                                             =========     =========     =========     =========     =========

Ratio of expenses to average net assets ..        0.86%         0.83%         0.87%(a)      0.87%(a)      0.85%
                                             =========     =========     =========     =========     =========

Ratio of net investment income
   to average net assets .................        8.55%         9.29%         9.57%(a)     10.07%(a)      9.11%
                                             =========     =========     =========     =========     =========

Portfolio turnover rate ..................        87.8%         80.4%         77.0%         65.4%         78.2%
                                             =========     =========     =========     =========     =========

--------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively for the years ended December 31, 2001 and December 31, 2000.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                   Year ended December 31,
                                             -------------------------------------------------------------------
                                                2003          2002            2001          2000          1999
                                             ---------     ---------       ---------     ---------     ---------
Net asset value, beginning of year .......   $    9.81     $   15.07       $   20.19     $   41.41     $   30.88
                                             ---------     ---------       ---------     ---------     ---------

Income (loss) from investment operations:
Net investment income (loss) .............        0.00         (0.03)           0.00         (0.08)        (0.05)
Net realized and unrealized gain (loss)
   on investment transactions ............        1.21         (5.23)          (5.12)        (9.36)        10.58
                                             ---------     ---------       ---------     ---------     ---------

   Total from investment operations ......        1.21         (5.26)          (5.12)        (9.44)        10.53
                                             ---------     ---------       ---------     ---------     ---------

Less distributions:
Distribution from net realized gains .....        0.00          0.00            0.00         (7.69)         0.00
Return of capital ........................        0.00          0.00            0.00         (4.09)         0.00
                                             ---------     ---------       ---------     ---------     ---------

   Total distributions ...................        0.00          0.00            0.00        (11.78)         0.00
                                             ---------     ---------       ---------     ---------     ---------

Net asset value, end of year .............   $   11.02     $    9.81       $   15.07     $   20.19     $   41.41
                                             =========     =========       =========     =========     =========

   Total return (1) ......................       12.36%       (34.90%)        (25.34%)      (26.10%)       34.10%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...   $  97,751     $ 102,418       $ 186,696     $ 216,016     $ 284,263
                                             =========     =========       =========     =========     =========

Ratio of expenses to average net assets ..        0.97%         0.92%(a)        0.92%         0.84%         0.73%
                                             =========     =========       =========     =========     =========

Ratio of net investment income (loss)
   to average net assets .................        0.02%        (0.21%)(a)       0.02%        (0.27%)       (0.14%)
                                             =========     =========       =========     =========     =========

Portfolio turnover rate ..................       578.4%        773.6%          276.2%        309.3%        209.1%
                                             =========     =========       =========     =========     =========

--------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment income to average net assets would have been (0.22%) for the year ended December 31, 2002.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                   Year ended December 31,
                                              ---------------------------------------------------------------------
                                                2003           2002           2001           2000           1999
                                              ---------      ---------      ---------      ---------      ---------
Net asset value, beginning of year .......    $   13.97      $   16.97      $   18.07      $   22.21      $   22.39
                                              ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
Net investment income ....................         0.25           0.25           0.23           0.26           0.21
Net realized and unrealized gain (loss)
   on investment transactions ............         3.62          (2.80)         (0.66)          2.10          (0.39)
                                              ---------      ---------      ---------      ---------      ---------

   Total from investment operations ......         3.87          (2.55)         (0.43)          2.36          (0.18)
                                              ---------      ---------      ---------      ---------      ---------

Less distributions:
Dividend from net investment income ......        (0.25)         (0.24)         (0.23)         (0.48)          0.00
Distribution from net realized gains .....         0.00          (0.21)         (0.44)         (6.02)          0.00
                                              ---------      ---------      ---------      ---------      ---------

   Total distributions ...................        (0.25)         (0.45)         (0.67)         (6.50)          0.00
                                              ---------      ---------      ---------      ---------      ---------

Net asset value, end of year .............    $   17.59      $   13.97      $   16.97      $   18.07      $   22.21
                                              =========      =========      =========      =========      =========

   Total return (1) ......................        27.76%        (14.96%)        (2.40%)        12.64%         (0.80%)

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...    $ 227,906      $ 188,246      $ 232,528      $ 221,583      $ 290,937
                                              =========      =========      =========      =========      =========

Ratio of expenses to average net assets ..         0.90%          0.88%          0.88%          0.84%          0.76%
                                              =========      =========      =========      =========      =========

Ratio of net investment income
   to average net assets .................         1.62%          1.51%          1.26%          1.34%          0.88%
                                              =========      =========      =========      =========      =========

Portfolio turnover rate ..................         39.9%          38.0%          49.5%         135.8%          67.6%
                                              =========      =========      =========      =========      =========

--------------------------------------------
*     Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity
      Fund.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                    Year ended December 31,
                                              ---------------------------------------------------------------------
                                                 2003           2002           2001           2000           1999
                                              ---------      ---------      ---------      ---------      ---------
Net asset value, beginning of year .......    $   18.75      $   20.03      $   19.76      $   19.62      $   18.31
                                              ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
Net investment income ....................         0.42           0.56           0.60           0.58           0.67
Net realized and unrealized gain (loss)
   on investment transactions ............         5.17          (0.39)          1.44           3.26           0.64
                                              ---------      ---------      ---------      ---------      ---------

   Total from investment operations ......         5.59           0.17           2.04           3.84           1.31
                                              ---------      ---------      ---------      ---------      ---------

Less distributions:
Dividend from net investment income ......        (0.42)         (0.56)         (0.59)         (1.33)          0.00
Distribution from net realized gains .....        (0.28)         (0.89)         (1.18)         (2.37)          0.00
                                              ---------      ---------      ---------      ---------      ---------

   Total distributions ...................        (0.70)         (1.45)         (1.77)         (3.70)          0.00
                                              ---------      ---------      ---------      ---------      ---------

Net asset value, end of year .............    $   23.64      $   18.75      $   20.03      $   19.76      $   19.62
                                              =========      =========      =========      =========      =========

   Total return (1) ......................        29.92%          0.87%*        10.34%         22.22%          7.15%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...    $ 705,627      $ 526,569      $ 478,237      $ 432,379      $ 482,856
                                              =========      =========      =========      =========      =========

Ratio of expenses to average net assets ..         0.86%          0.85%          0.87%          0.83%          0.76%
                                              =========      =========      =========      =========      =========

Ratio of net investment income
   to average net assets .................         2.11%          2.71%*         2.89%          2.92%          3.25%
                                              =========      =========      =========      =========      =========

Portfolio turnover rate ..................         24.5%          30.6%          33.6%          30.6%          31.0%
                                              =========      =========      =========      =========      =========

--------------------------------------------
* The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                     Year ended December 31,
                                               ---------------------------------------------------------------------
                                                  2003           2002           2001           2000           1999
                                               ---------      ---------      ---------      ---------      ---------
Net asset value, beginning of year ........    $   10.53      $   11.71      $   16.64      $   26.78      $   18.37
                                               ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
Net investment income .....................         0.19           0.15           0.37           0.14           0.03
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions ...........................         3.27          (1.31)         (5.05)         (4.82)          8.38
                                               ---------      ---------      ---------      ---------      ---------

   Total from investment operations .......         3.46          (1.16)         (4.68)         (4.68)          8.41
                                               ---------      ---------      ---------      ---------      ---------

Less distributions:
Dividend from net investment income .......        (0.08)         (0.02)         (0.25)         (0.14)          0.00
Distribution from net realized gains ......         0.00           0.00           0.00          (4.59)          0.00
Return of capital .........................         0.00           0.00           0.00          (0.73)          0.00
                                               ---------      ---------      ---------      ---------      ---------

   Total distributions ....................        (0.08)         (0.02)         (0.25)         (5.46)          0.00
                                               ---------      ---------      ---------      ---------      ---------

Net asset value, end of year ..............    $   13.91      $   10.53      $   11.71      $   16.64      $   26.78
                                               =========      =========      =========      =========      =========

   Total return (1) .......................        32.85%         (9.94%)       (28.12%)       (18.67%)        45.78%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ....    $ 133,603      $ 104,645      $ 124,949      $ 162,359      $ 215,312
                                               =========      =========      =========      =========      =========

Ratio of expenses to average net assets ...         1.19%          1.23%          1.25%          1.16%          1.08%
                                               =========      =========      =========      =========      =========

Ratio of net investment income (loss)
   to average net assets ..................         1.63%          1.35%          1.06%         (0.08%)         0.20%
                                               =========      =========      =========      =========      =========

Portfolio turnover rate ...................         59.0%         106.3%          97.2%          64.4%          45.0%
                                               =========      =========      =========      =========      =========

--------------------------------------------------
(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                    Year ended December 31,
                                              ---------------------------------------------------------------------
                                                 2003           2002           2001           2000           1999
                                              ---------      ---------      ---------      ---------      ---------
Net asset value, beginning of year .......    $   11.00      $   14.38      $   12.94      $   12.64      $   12.81
                                              ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
Net investment income (loss) .............        (0.08)         (0.05)          0.01           0.04           0.08
Net realized and unrealized gain (loss)
   on investment transactions ............         8.29          (2.37)          2.10           1.68          (0.25)
                                              ---------      ---------      ---------      ---------      ---------

   Total from investment operations ......         8.21          (2.42)          2.11           1.72          (0.17)
                                              ---------      ---------      ---------      ---------      ---------

Less distributions:
Dividend from net investment income ......         0.00           0.00          (0.02)         (0.12)          0.00
Distribution from net realized gains .....        (1.01)         (0.96)         (0.65)         (1.30)          0.00
                                              ---------      ---------      ---------      ---------      ---------

   Total distributions ...................        (1.01)         (0.96)         (0.67)         (1.42)          0.00
                                              ---------      ---------      ---------      ---------      ---------

Net asset value, end of year .............    $   18.20      $   11.00      $   14.38      $   12.94      $   12.64
                                              =========      =========      =========      =========      =========

   Total return (1) ......................        74.85%        (16.76%)        16.75%         13.73%         (1.33%)

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...    $ 148,700      $  77,491      $  86,987      $  55,677      $  44,939
                                              =========      =========      =========      =========      =========

Ratio of expenses to average net assets ..         1.15%(a)       1.15%(a)       1.14%(a)       1.05%(a)       0.81%
                                              =========      =========      =========      =========      =========

Ratio of net investment income (loss)
   to average net assets .................        (0.61%)(a)     (0.38%)(a)      0.12%(a)       0.38%(a)       0.65%
                                              =========      =========      =========      =========      =========

Portfolio turnover rate ..................         60.9%          54.4%          67.8%         135.4%         102.8%
                                              =========      =========      =========      =========      =========

--------------------------------------------------
* Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.19%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been (0.65%), (0.39%), 0.10% and 0.34%, respectively, for the years ended December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year

                                                                     Year ended December 31,
                                            ------------------------------------------------------------------------
                                               2003             2002             2001          2000          1999
                                            ----------       ----------       ----------    ----------    ----------
Net asset value, beginning of  year ......  $    11.85       $    20.46       $    24.89    $    49.68    $    17.43
                                            ----------       ----------       ----------    ----------    ----------

Income (loss) from investment operations:
Net investment loss ......................       (0.13)           (0.14)           (0.13)        (0.26)        (0.11)
Net realized and unrealized gain (loss)
   on investment transactions ............        5.76            (8.47)           (3.78)       (11.62)        32.36
                                            ----------       ----------       ----------    ----------    ----------

   Total from investment operations ......        5.63            (8.61)           (3.91)       (11.88)        32.25
                                            ----------       ----------       ----------    ----------    ----------

Less distributions:
Distribution from net realized gains .....        0.00             0.00            (0.01)       (12.91)         0.00
Return of capital ........................        0.00             0.00            (0.51)         0.00          0.00
                                            ----------       ----------       ----------    ----------    ----------

   Total distributions ...................        0.00             0.00            (0.52)       (12.91)         0.00
                                            ----------       ----------       ----------    ----------    ----------

Net asset value, end of year .............  $    17.48       $    11.85       $    20.46    $    24.89    $    49.68
                                            ==========       ==========       ==========    ==========    ==========

   Total return (1) ......................       47.51%          (42.08%)         (15.84%)      (28.54%)      185.03%

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) .........................  $  111,360       $   74,681       $  137,099    $  139,774    $  183,413
                                            ==========       ==========       ==========    ==========    ==========

Ratio of expenses to average net assets ..        1.09%(a)         1.05%(a)         1.04%         1.01%         1.04%
                                            ==========       ==========       ==========    ==========    ==========

Ratio of net investment loss
   to average net assets .................       (0.94%)(a)       (0.87%)(a)       (0.67%)       (0.68%)       (0.68%)
                                            ==========       ==========       ==========    ==========    ==========

Portfolio turnover rate ..................       191.1%           163.6%           134.5%        145.3%        172.4%
                                            ==========       ==========       ==========    ==========    ==========

---------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94%) and (0.88%), respectively, for the years ended December 31, 2003, December 31, 2002 and December 31, 1998.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                                  Year or Period
                                                                ended December 31,
                                             ------------------------------------------------------------
                                               2003            2002            2001               2000*
                                             ---------       ---------       ---------          ---------
Net asset value, beginning of period
  or year ..............................     $   10.70       $   10.35       $   10.13          $   10.00
                                             ---------       ---------       ---------          ---------

Income from investment operations:
Net investment income ..................          0.43            0.24            0.40               0.41
Net realized and unrealized gain
   on investment transactions ..........         (0.12)           0.41            0.27               0.30
                                             ---------       ---------       ---------          ---------

   Total from investment operations ....          0.31            0.65            0.67               0.71
                                             ---------       ---------       ---------          ---------

Less distributions:
Dividend from net investment income ....         (0.43)          (0.24)          (0.40)             (0.41)
Distribution from net realized gains ...         (0.01)          (0.06)          (0.05)             (0.17)
                                             ---------       ---------       ---------          ---------

   Total distributions .................         (0.44)          (0.30)          (0.45)             (0.58)
                                             ---------       ---------       ---------          ---------

Net asset value, end of period or year .     $   10.57       $   10.70       $   10.35          $   10.13
                                             =========       =========       =========          =========

   Total return (1) ....................          2.90%           6.25%           6.64%              7.18%(b)

Ratios/Supplemental data:
Net assets, end of period (in thousands)     $  43,545       $  42,941       $  18,376          $  10,898
                                             =========       =========       =========          =========

Ratio of expenses to average net assets           0.60%           0.63%           0.74%(c)           0.71%(a)
                                             =========       =========       =========          =========

Ratio of net investment income
   to average net assets ...............          3.62%           3.16%           4.96%(c)           6.01%(a)
                                             =========       =========       =========          =========

Portfolio turnover rate ................          26.7%          224.2%          173.9%             331.6%
                                             =========       =========       =========          =========

---------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE CORE EQUITY FUND**
For a Share Outstanding During the Year

                                                                    Year or Period
                                                                   ended December 31,
                                              --------------------------------------------------------------
                                                2003              2002              2001              2000*
                                              --------          --------          --------          --------
Net asset value, beginning of period
 or year ................................     $   5.26          $   6.96          $   8.74          $  10.00
                                              --------          --------          --------          --------

Income (loss) from investment operations:
Net investment income ...................         0.04              0.04              0.04              0.03
Net realized and unrealized gain (loss)
   on investment transactions ...........         1.06             (1.70)            (1.65)            (0.86)
                                              --------          --------          --------          --------

   Total from investment operations .....         1.10             (1.66)            (1.61)            (0.83)
                                              --------          --------          --------          --------

Less distributions:
Dividend from net investment income .....        (0.03)            (0.04)            (0.05)            (0.03)
Return of capital .......................         0.00              0.00             (0.12)            (0.40)
                                              --------          --------          --------          --------

   Total distributions ..................        (0.03)            (0.04)            (0.17)            (0.43)
                                              --------          --------          --------          --------

Net asset value, end of period or year ..     $   6.33          $   5.26          $   6.96          $   8.74
                                              ========          ========          ========          ========

   Total return (1) .....................        21.02%           (23.86%)          (18.62%)           (8.38%)(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $ 10,223          $ 11,397          $ 20,165          $ 30,099
                                              ========          ========          ========          ========

Ratio of expenses to average net assets .         1.00%(c)          0.91%(c)          0.91%(c)          0.81%(a)
                                              ========          ========          ========          ========


Ratio of net investment income
   to average net assets ................         0.56%(c)          0.54%(c)          0.56%(c)          0.36%(a)
                                              ========          ========          ========          ========

Portfolio turnover rate .................         90.0%            102.9%            145.9%             91.6%
                                              ========          ========          ========          ========

----------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

**    Prior to May 1, 2002, the Core Equity Fund was named Growth and Income
      Fund.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.08%, 0.92% and 0.92%, and the ratio of net investment income to average net assets would have been 0.48%, 0.53% and 0.55%, respectively, for the years ended December 31, 2003, December 31, 2002 and December 31, 2001.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                      Year or Period
                                                                     ended December 31,
                                              --------------------------------------------------------------
                                                2003              2002              2001              2000*
                                              --------          --------          --------          --------
Net asset value, beginning of period
 or year ................................     $   6.05          $   7.90          $   9.08          $  10.00
                                              --------          --------          --------          --------

Income (loss) from investment operations:
Net investment income ...................         0.10              0.09              0.09              0.07
Net realized and unrealized gain (loss)
   on investment transactions ...........         1.62             (1.85)            (1.18)            (0.91)
                                              --------          --------          --------          --------

   Total from investment operations .....         1.72             (1.76)            (1.09)            (0.84)
                                              --------          --------          --------          --------

Less distributions:
Dividend from net investment income .....        (0.10)            (0.09)            (0.09)            (0.07)
Return of capital .......................         0.00              0.00              0.00             (0.01)
                                              --------          --------          --------          --------

   Total distributions ..................        (0.10)            (0.09)            (0.09)            (0.08)
                                              --------          --------          --------          --------

Net asset value, end of period or year ..     $   7.67          $   6.05          $   7.90          $   9.08
                                              ========          ========          ========          ========

   Total return (1) .....................        28.41%           (22.28%)          (11.98%)           (8.40%)(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $234,020          $174,429          $202,902          $213,398
                                              ========          ========          ========          ========

Ratio of expenses to average net assets .         0.25%(c)          0.25%(c)          0.25%(c)          0.25%(a)(c)
                                              ========          ========          ========          ========

Ratio of net investment income
   to average net assets ................         1.47%(c)          1.35%(c)          1.17%(c)          1.08%(a)(c)
                                              ========          ========          ========          ========

Portfolio turnover rate .................          0.9%              3.4%              1.2%              2.7%
                                              ========          ========          ========          ========

----------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2003 , December 31, 2002, December 31, 2001 and the period ended December 31, 2000.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
----------------------------------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                    Year or Period
                                                                   ended December 31,
                                              --------------------------------------------------------------
                                                2003              2002              2001              2000*
                                              --------          --------          --------          --------
Net asset value, beginning of period
 or year ................................     $   4.24          $   6.29          $   8.75          $  10.00
                                              --------          --------          --------          --------

Income (loss) from investment operations:
Net investment loss .....................        (0.03)            (0.03)            (0.05)            (0.03)
Net realized and unrealized gain (loss)
   on investment transactions ...........         2.12             (2.02)            (2.41)            (1.22)
                                              --------          --------          --------          --------

   Total from investment operations .....         2.09             (2.05)            (2.46)            (1.25)
                                              --------          --------          --------          --------

Less distributions:
Distribution from net realized gains ....         0.00              0.00              0.00              0.00
                                              --------          --------          --------          --------

Net asset value, end of period or year ..     $   6.33          $   4.24          $   6.29          $   8.75
                                              ========          ========          ========          ========

   Total return (1) .....................        49.29%           (32.59%)          (28.11%)          (12.50%)(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $ 65,052          $ 34,424          $ 45,434          $ 54,805
                                              ========          ========          ========          ========

Ratio of expenses to average net assets .         1.00%(c)          0.99%(c)          1.00%(c)          1.00%(a)(c)
                                              ========          ========          ========          ========

Ratio of net investment loss
   to average net assets ................        (0.59%)(c)        (0.57%)(c)        (0.70%)(c)        (0.60%)(a)(c)
                                              ========          ========          ========          ========

Portfolio turnover rate .................        154.3%            230.4%            327.4%            202.5%
                                              ========          ========          ========          ========

-------------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment income(loss) to average net assets would have been (0.64%), (0.63%), (0.81%) and (0.68%), respectively, for the years ended December 31, 2003, December 31, 2002, and December 31, 2001 and the period ended December 31, 2000.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                    Year or Period
                                                                   ended December 31,
                                              --------------------------------------------------------------
                                                2003              2002              2001              2000*
                                              --------          --------          --------          --------
Net asset value, beginning of period
 or year ................................     $   9.75          $  10.83          $  11.92          $  10.00
                                              --------          --------          --------          --------

Income (loss) from investment operations:
Net investment income ...................         0.04              0.06              0.07              0.03
Net realized and unrealized gain (loss)
   on investment transactions ...........         3.55             (1.08)            (0.45)             2.37
                                              --------          --------          --------          --------

   Total from investment operations .....         3.59             (1.02)            (0.38)             2.40
                                              --------          --------          --------          --------

Less distributions:
Dividend from net investment income .....        (0.04)            (0.06)            (0.07)            (0.03)
Distribution from net realized gains ....        (0.25)             0.00             (0.64)            (0.45)
                                              --------          --------          --------          --------

   Total distributions ..................        (0.29)            (0.06)            (0.71)            (0.48)
                                              --------          --------          --------          --------

Net asset value, end of period or year ..     $  13.05          $   9.75          $  10.83          $  11.92
                                              ========          ========          ========          ========

   Total return (1) .....................        36.84%            (9.42%)           (3.17%)           23.99%(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $ 81,042          $ 58,330          $ 61,633          $ 59,538
                                              ========          ========          ========          ========

Ratio of expenses to average net assets .         0.86%             0.85%             0.89%             0.90%(a)
                                              ========          ========          ========          ========

Ratio of net investment income
   to average net assets ................         0.39%             0.55%             0.70%             0.38%(a)
                                              ========          ========          ========          ========

Portfolio turnover rate .................         64.4%             91.4%            222.2%            213.0%
                                              ========          ========          ========          ========

-------------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.

(b)   Not annualized.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                               Year ended           Period ended
                                              December 31,          December 31,
                                                   2003                  2002*
                                              ------------          ------------
Net asset value, beginning of period
 or year ................................     $       8.41          $      10.00
                                              ------------          ------------

Income (loss) from investment operations:
Net investment income ...................             0.03                  0.03
Net realized and unrealized gain (loss)
   on investment transactions ...........             2.12                 (1.59)
                                              ------------          ------------

   Total from investment operations .....             2.15                 (1.56)
                                              ------------          ------------

Less distributions:
Distribution from net investment income .            (0.03)                (0.03)
                                              ------------          ------------

Net asset value, end of period or year ..     $      10.53          $       8.41
                                              ============          ============

   Total return (1) .....................            25.61%               (15.60%)(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $     16,099          $      5,090
                                              ============          ============

Ratio of expenses to average net assets .             1.00%(c)              0.98%(a)(c)
                                              ============          ============

Ratio of net investment income
   to average net assets ................             0.51%(c)              0.70%(a)(c)
                                              ============          ============

Portfolio turnover rate .................             27.5%                 34.6%
                                              ============          ============

------------------------------------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment income to average net assets would have been 0.24% and (0.43%), respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                               Year ended           Period ended
                                              December 31,          December 31,
                                                  2003                  2002*
                                              ------------          ------------
Net asset value, beginning of period
 or year ................................     $       8.54          $      10.00
                                              ------------          ------------

Income (loss) from investment operations:
Net investment income ...................             0.07                  0.03
Net realized and unrealized gain (loss)
   on investment transactions ...........             2.07                 (1.46)
                                              ------------          ------------

   Total from investment operations .....             2.14                 (1.43)
                                              ------------          ------------

Less distributions:
Dividend from net investment income .....            (0.07)                (0.03)
Dividend from net realized gains ........            (0.04)                 0.00
                                              ------------          ------------

  Total distributions ...................            (0.11)                (0.03)
                                              ------------          ------------

Net asset value, end of period or year ..     $      10.57          $       8.54
                                              ============          ============

   Total return (1) .....................            25.13%               (14.25%)(b)

Ratios/Supplemental data:
Net assets, end of period or year
  (in thousands) ........................     $     16,025          $      7,417
                                              ============          ============

Ratio of expenses to average net assets .             1.25%(c)              1.24%(a)(c)
                                              ============          ============

Ratio of net investment income
   to average net assets ................             0.54%(c)              0.82%(a)(c)
                                              ============          ============

Portfolio turnover rate .................             16.8%                 20.6%
                                              ============          ============

------------------------------------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and (0.18%), respectively, for the year ended December 31, 2003 and the period ended December 31,2002.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE REIT FUND
For a Share Outstanding During the Year

                                                   Year ended    Period ended
                                                   December 31,  December 31,
                                                      2003          2002*
                                                   ----------     ---------
Net asset value, beginning of period or year ...   $     9.00     $   10.00
                                                   ----------     ---------

Income (loss) from investment operations:
Net investment income ..........................         0.36          0.25
Net realized and unrealized gain (loss)
   on investment transactions ..................         2.83         (1.01)
                                                   ----------     ---------

   Total from investment operations ............         3.19         (0.76)
                                                   ----------     ---------

Less distributions:
Dividend from net investment income ............        (0.37)        (0.24)
Distribution from net realized gains ...........        (0.29)         0.00
                                                   ----------     ---------

   Total distributions .........................        (0.66)        (0.24)
                                                   ----------     ---------

Net asset value, end of period or year .........   $    11.53  $       9.00
                                                   ==========     =========

   Total return (1).............................        35.49%        (7.55%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)   $   16,881     $   5,507
                                                   ==========     =========

Ratio of expenses to average net assets ........         1.25%(c)      1.22%(a)(c)
                                                   ==========     =========

Ratio of net investment income
   to average net assets .......................         4.87%(c)      5.31%(a)(c)
                                                   ==========     =========

Portfolio turnover rate ........................         68.9%         45.4%
                                                   ==========     =========

------------------------------------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been 4.78% and 4.28%, respectively for the year ended December 31, 2003 and the period ended December 31, 2002.

(1) - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

      Penn Series Funds, Inc. ("Penn Series") was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

      Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue shares in three additional funds. Each Fund would have its own investment objective and policy.

      The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      INVESTMENT VALUATION:
      Money Market Fund -- Investments in securities by this Fund are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors ("the Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

      Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

      The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

      Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

      DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

      Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

      FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

      The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

      The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

      Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities or to hedge cash positions. Such contracts are based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2003. Open futures contracts held by the Index 500 Fund at December 31, 2003 were as follows:

                        Futures          Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price              (in thousands)
----------------    ----------------    --------------     ---------------------    ------------    ----------------------
   Buy/Long          S&P 500 Index         3/19/04                  36               $1,110.60              $409

      Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (called) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. No option contracts were open as of December 31, 2003.

      Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

      Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2003. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2003 were as follows:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                                                                                                    Unrealized
                                                     Foreign                          U.S.            U.S.           Foreign
                                                     Currency                       Contract        Contract         Exchange
           Forward Foreign         Expiration        Contract         Forward        Amount           Value         Gain/Loss
              Currency                Date            (000s)           Rate          (000s)          (000s)           (000s)
         --------------------      ------------    -------------     ----------    ------------    -----------     -------------
Buy      Australian Dollar          01/12/04          2,630           1.33165        $ 1,680        $ 1,975          $    295
Buy      Australian Dollar          04/08/04          4,450           1.34522          3,043          3,308               265
Buy      European Currency          01/09/04          3,400           0.79588          3,715          4,272               557
Buy      European Currency          01/12/04          3,400           0.79588          3,715          4,272               557
Buy      European Currency          01/20/04          3,100           0.79610          3,387          3,894               507
Buy      European Currency          04/07/04          7,003           0.79770          8,167          8,779               612
Buy      Swiss Franc                02/18/04          4,200           1.23894          3,007          3,390               383
Buy      Swiss Franc                04/07/04          3,733           1.23732          2,825          3,017               192
Buy      British Pound              01/12/04          6,874           0.56105         10,758         12,252             1,494
Buy      British Pound              01/20/04          3,437           0.56142          5,376          6,122               746
Buy      British Pound              04/04/04          9,440           0.56490         15,718         16,711               993
Sell     Australian Dollar          01/12/04          2,630           1.33165          1,722          1,975             (253)
Sell     Australian Dollar          04/08/04          4,450           1.34522          2,960          3,308             (348)
Sell     European Currency          01/09/04          3,400           0.79588          3,831          4,272             (441)
Sell     European Currency          01/12/04          3,400           0.79588          3,821          4,272             (451)
Sell     European Currency          01/20/04          3,100           0.79610          3,491          3,894             (403)
Sell     European Currency          04/07/04          7,003           0.79770          8,056          8,779             (723)
Sell     Swiss Franc                02/18/04          4,200           1.23894          3,069          3,390             (321)
Sell     Swiss Franc                04/07/04          3,733           1.23732          2,816          3,017             (201)
Sell     British Pound              01/12/04          6,874           0.56105         11,122         12,252           (1,130)
Sell     British Pound              01/20/04          3,437           0.56142          5,456          6,122             (666)
Sell     British Pound              04/04/04          9,440           0.56490         15,503         16,711           (1,208)
                                                                                                                     -------
                                                                     Net unrealized foreign exchange appreciation    $   456
                                                                                                                     =======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
      Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), serves as investment adviser to each of the Funds.

      T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

      Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

      Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

      Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

      Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

      Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

      Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

      RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

      Franklin Templeton Investments ("Franklin") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin on May 1, 2002. As sub-adviser, Franklin provides investment management services to the Fund.

      Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

      Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

      Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

      For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
      Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Expenses and Limitations Thereon
      Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds before fees paid indirectly are as follows:
Money Market: 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity:
1.00%; Large Cap Value: 1.00%; Flexibly Managed: 1.00%; International Equity:
1.50%; Small Cap Value: 1.15%; Emerging Growth: 1.15%; Limited Maturity Bond:
0.90%; Core Equity: 1.00%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap
Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%.

   Total fees of $82,000 were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2003. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 - RELATED PARTY TRANSACTIONS

      Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2003:

    (Dollar Amounts in Thousands)

Fund                          Assets
----                          ------
Money Market Fund            $ 2,213
Quality Bond Fund             33,073
High Yield Bond Fund             695
Growth Equity Fund            12,197
Large Cap Value Fund          15,727
Flexibly Managed Fund         21,054
International Equity Fund     17,800
Small Cap Value Fund           9,017
Emerging Growth Fund           6,190
Core Equity Fund               7,902
Index 500 Fund                17,074

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

4 - RELATED PARTY TRANSACTIONS (continued)

Fund                                    Assets
----                                    ------
Mid Cap Growth Fund                     $4,624
Strategic Value Fund                       756
REIT Fund                                  782

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or the sub-advisors. Commissions paid on those trades from the Funds for the year ended December 31, 2003 were as follows:
(Dollar Amounts in Thousands)

Fund                              Commissions
----                              -----------
Flexibly Managed Fund                     $ 4
Mid Cap Value Fund                         63
REIT Fund                                   1

Additionally, Penn Mutual provided seed capital that has been invested in the following Funds as of December 31, 2003:
(Dollar Amounts in Thousands)

Fund                                 Assets
----                                 ------
Large Cap Growth Fund               $ 2,927
Strategic Value Fund                  1,893
REIT Fund                             2,881

The sub-advisor of the High Yield Bond Fund and the Flexibly Managed Fund is also the advisor of the T. Rowe Price Reserve Investment Fund in which these Funds invest.

5 - CAPITAL STOCK
(Share Amounts in Thousands)

At December 31, 2003, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 par value capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

Class                                              Par Value   Number of Shares
-----                                              ---------   ----------------
Money Market Fund Common Stock                     $ 0.1000          500,000
Quality Bond Fund Common Stock                       0.1000          250,000
High Yield Bond Fund Common Stock                    0.1000          250,000
Growth Equity Fund Common Stock                      0.1000          250,000
Large Cap Value Fund Common Stock                    0.1000          250,000
Flexibly Managed Fund Common Stock                   0.1000          250,000
International Equity Fund Common Stock               0.1000          250,000
Small Cap Value Fund Common Stock                    0.1000          250,000
Emerging Growth Fund Common Stock                    0.1000          250,000
Limited Maturity Bond Fund Common Stock              0.0001          250,000
Core Equity Fund Common Stock                        0.0001          250,000
Index 500 Fund Common Stock                          0.0001          250,000
Mid Cap Growth Fund Common Stock                     0.0001          250,000
Mid Cap Value Fund Common Stock                      0.0001          250,000
Large Cap Growth Fund Common Stock                   0.0001          250,000
Strategic Value Fund Common Stock                    0.0001          250,000
REIT Fund Common Stock                               0.0001          250,000
Class D Common Stock                                 0.0001          250,000
Class E Common Stock                                 0.0001          250,000
Class F Common Stock                                 0.0001          250,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

5 - CAPITAL STOCK (continued)

Transactions in capital stock of Penn Series were as follows:
(Share and Dollar Amounts in Thousands)

                                                    The Year Ended December 31, 2003:
                                -----------------------------------------------------------------------
                                    Received for         Shares Issued for              Paid for
                                    Shares Sold             Reinvestment             Shares Redeemed
                                    -----------             ------------             ---------------
                                Shares       Amount      Shares      Amount       Shares        Amount
                                ------       ------      ------      ------       ------        ------
Money Market Fund               89,788      $89,788      1,239      $ 1,239      140,507      $140,507
Quality Bond Fund                3,807       41,149        933        9,848        3,240        35,194
High Yield Bond Fund             2,656       20,070        824        6,298        2,121        16,028
Growth Equity Fund                 757        7,695          2           24        2,323        23,405
Large Cap Value Fund             1,398       21,091        188        3,227        2,104        31,598
Flexibly Managed Fund            4,513       94,141        880       20,345        3,630        72,968
International Equity Fund        2,771       30,308         55          736        3,160        34,708
Small Cap Value Fund             1,792       26,923        439        7,799        1,105        14,980
Emerging Growth Fund             1,121       16,328         --           --        1,053        14,701
Limited Maturity Bond Fund       1,772       19,212        167        1,763        1,832        19,946
Core Equity Fund                   129          717          9           56          689         3,768
Index 500 Fund                   5,476       36,673        386        2,902        4,156        27,656
Mid Cap Growth Fund              3,348       18,012         --           --        1,187         5,961
Mid Cap Value Fund                 978       11,106        136        1,743          890         9,487
Large Cap Growth Fund            1,078       10,135          5           50          159         1,477
Strategic Value Fund               799        7,269         16          170          167         1,532
REIT Fund                          936        9,964         78          889          162         1,704

                                            The Year or Period Ended December 31, 2002:
                               -----------------------------------------------------------------------
                                    Received for         Shares Issued for             Paid for
                                    Shares Sold            Reinvestment             Shares Redeemed
                                    -----------            ------------             ---------------
                                Shares       Amount      Shares      Amount       Shares        Amount
                                ------       ------      ------      ------       ------        ------
Money Market Fund              383,842     $383,842      2,297      $ 2,297      365,120      $365,120
Quality Bond Fund                5,301       55,942      1,573       16,390        3,896        41,032
High Yield Bond Fund             3,260       23,722      1,714       11,984        4,003        29,211
Growth Equity Fund               1,127       13,903          3           48        3,085        38,483
Large Cap Value Fund             1,746       27,389        968       15,080        2,936        45,049
Flexibly Managed Fund            5,138      106,432      4,095       79,341        5,025       100,539
International Equity Fund       21,363      238,791        242        2,810       22,335       251,799
Small Cap Value Fund             2,098       29,057        728        8,545        1,829        23,440
Emerging Growth Fund             1,752       26,057         --           --        2,150        30,650
Limited Maturity Bond Fund       3,376       36,208        182        1,918        1,321        14,166
Core Equity Fund *                 169        1,029         36          222          934         5,726
Index 500 Fund                   8,535       59,673        718        4,909        6,132        41,480
Mid Cap Growth Fund              2,564       12,899         --           --        1,674         8,212
Mid Cap Value Fund               1,188       12,699        410        4,398        1,303        13,215
Large Cap Growth Fund +            704        6,509          2           18          101           852
Strategic Value Fund +             969        8,838          3           29          104           867
REIT Fund +                        718        6,802         16          140          122         1,079

*     Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
      Fund.

+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

6 - COMPONENTS OF NET ASSETS
    (Dollar Amounts in Thousands)

At December 31, 2003, Net Assets consisted of the following:

                                                         Money       Quality     High Yield      Growth     Large Cap     Flexibly
                                                        Market        Bond          Bond         Equity       Value        Managed
                                                         Fund         Fund          Fund          Fund        Fund          Fund
                                                       ---------    ---------     ---------     ---------   ---------     ---------
Capital paid in ...................................    $  99,949    $ 169,551     $  92,010     $ 239,426   $ 210,086     $ 532,251
Undistributed net investment income (loss) ........           --          (34)          (44)           --          60           149
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange ...............           --         (112)      (12,946)     (150,990)    (19,045)       10,040
Net unrealized appreciation (depreciation) in value
  of investments, futures contracts and foreign
  currency related items ..........................           --        2,694         3,296         9,315      36,805       163,187
                                                       ----------------------------------------------------------------------------
                      Total Net Assets ............    $  99,949    $ 172,099     $  82,316     $  97,751   $ 227,906     $ 705,627
                                                       ============================================================================


                                                     International  Small Cap     Emerging       Limited        Core       Index
                                                        Equity        Value        Growth     Maturity Bond    Equity       500
                                                         Fund         Fund          Fund          Fund          Fund        Fund
                                                     -------------  ---------     ---------   -------------   ---------   ---------
Capital paid in ...................................    $ 140,478    $ 115,222     $ 173,423     $  43,180     $  21,553   $ 288,143
Undistributed net investment income (loss) ........         (669)          --            --            --             1          14
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange ...............      (33,625)       3,340       (84,733)         (204)      (13,023)    (12,703)
Net unrealized appreciation (depreciation) in value
  of investments, futures contracts and foreign
  currency related items ..........................       27,419       30,138        22,670           569         1,692     (41,434)
                                                       ----------------------------------------------------------------------------
                      Total Net Assets ............    $ 133,603    $ 148,700     $ 111,360     $  43,545     $  10,223   $ 234,020
                                                       ============================================================================


                                                        Mid Cap       Mid Cap     Large Cap     Strategic
                                                        Growth         Value       Growth         Value         REIT
                                                         Fund          Fund         Fund          Fund          Fund
                                                       ---------     ---------    ---------     ---------     ---------
Capital paid in ...................................    $  86,533     $  65,498    $  14,382     $  13,902     $  14,983
Undistributed net investment income (loss) ........           --            --           --            --             5
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange ...............      (34,395)        1,521          (81)         (231)           19
Net unrealized appreciation (depreciation) in value
  of investments, futures contracts and foreign
  currency related items ..........................       12,914        14,023        1,798         2,354         1,874
                                                       ----------------------------------------------------------------
                      Total Net Assets ............    $  65,052     $  81,042    $  16,099     $  16,025     $  16,881
                                                       ================================================================

7 - PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the year ended December 31, 2003, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                  Purchases              Sales
                               --------------        -------------
Quality Bond Fund                  $54,998              $58,811
High Yield Bond Fund                70,049               61,550
Growth Equity Fund                 540,074              535,682
Large Cap Value Fund                78,089               84,829
Flexibly Managed Fund              134,727              144,450
International Equity Fund           63,826               67,051
Small Cap Value Fund                69,316               60,695
Emerging Growth Fund               164,085              165,933
Limited Maturity Bond Fund           4,147                1,245
Core Equity Fund                     8,717               10,645
Index 500 Fund                      15,259                1,533
Mid Cap Growth Fund                 81,165               69,987
Mid Cap Value Fund                  42,892               40,084
Large Cap Growth Fund                9,961                2,378
Strategic Value Fund                 7,348                1,703
REIT Fund                           15,104                6,593

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

8 - SECURITIES LOANS

Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2003, securities lending activities are summarized as follows:
(Dollar Amounts in Thousands)

                              Market Value of     Market Value of  Income from
Fund                         Securities on Loan     Collateral       Lending#
----                         ------------------   ---------------  ------------
International Equity Fund         $ 3,736              $ 3,932          $ 8
Small Cap Value Fund                8,247                8,759           29
Emerging Growth Fund               14,946               15,708           50
Mid Cap Growth Fund                25,679               26,698           18
Mid Cap Value Fund                 22,743               23,496           19

-------------------------------------------------------------
# Income earned for the period is included in interest income on the Statements of Operations.

9 - FEES PAID INDIRECTLY

Certain subadvisors have directed certain fund trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds and served to reduce the respective Funds' expenses. The recaptured commissions for the year ended December 31, 2003 were as follows:
(Dollar Amounts in Thousands)

Portfolio                                       Overall reduction:
---------                                       ------------------
Growth Equity Fund .........................          $32
Large Cap Value Fund .......................           62
Flexibly Managed Fund ......................           19
International Equity Fund ..................           45
Mid Cap Growth Fund ........................           56
Mid Cap Value Fund .........................           13


10 - CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 - CAPITAL LOSS CARRYOVERS
(Dollar Amounts in Thousands)

Capital loss carryovers expire as follows:

                                High Yield     Growth     Large Cap  International   Emerging     Limited
                                   Bond        Equity       Value        Equity       Growth      Maturity
                                   Fund         Fund         Fund         Fund         Fund      Bond Fund
                                ----------   ----------   ----------   ----------   ----------   ----------
2004 ........................   $      520   $       --   $       --   $       --   $       --   $       --
2005 ........................           --           --           --           --           --           --
2006 ........................           15           --           --           --           --           --
2007 ........................          862           --           --           --           --           --
2008 ........................        2,950           --           --           --           --           --
2009 ........................        5,143       92,632           --       18,225       46,539           --
2010 ........................        3,195       46,866       11,486       15,632       35,617           --
2011 ........................          251       10,938        5,309           --           --          178
                                ----------   ----------   ----------   ----------   ----------   ----------
     Total ..................   $   12,936   $  150,436   $   16,795   $   33,857   $   82,156   $      178
                                   Core        Index       Mid Cap     Large Cap
                                  Equity        500         Growth       Growth
                                   Fund         Fund         Fund         Fund
                                ----------   ----------   ----------   ----------
2004 ........................   $       --   $       --   $       --   $       --
2005 ........................           --           --           --           --
2006 ........................           --           --           --           --
2007 ........................           --           --           --           --
2008 ........................           --           --           --           --
2009 ........................        9,432          737       22,000           --
2010 ........................        2,782       11,374       12,119           49
2011 ........................          585           --           --           --
                                ----------   ----------   ----------   ----------
     Total ..................   $   12,799   $   12,111   $   34,119   $       49

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

12 - TAX CHARACTER OF DISTRIBUTIONS
     (Dollar Amounts in Thousands)

The tax character of distributions paid during the           Money     Quality    High Yield    Growth    Large Cap    Flexibly
  fiscal year ended December 31, 2003 were as follows:       Market      Bond        Bond       Equity       Value      Managed
                                                              Fund       Fund        Fund        Fund        Fund        Fund
                                                           ---------   ---------  ----------   ---------   ---------   ---------
Distributions paid from 2003:
  Ordinary Income                                          $   1,096   $   9,441   $   6,298   $      23   $   3,227   $  13,268
  Net long-term capital gains                                     --         407          --          --          --       7,077
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total taxable distributions                                    1,096       9,848       6,298          23       3,227      20,345
  Tax return of capital                                           --          --          --           1          --          --
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total distributions paid                                   $   1,096   $   9,848   $   6,298   $      24   $   3,227   $  20,345
                                                           =========   =========   =========   =========   =========   =========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $      --   $      19   $      24   $      --   $      60   $     888
  Undistributed long-term capital gains                           --          --          --          --          --      10,731
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Accumulated earnings                                              --          19          24          --          60      11,619
  Accumulated capital and other losses                            --        (164)    (12,978)   (150,436)    (16,795)         --
  Unrealized appreciation/(depreciation)*                         --       2,693       3,260       8,761      34,555     161,757
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total accumulated earnings/(deficit)                       $      --   $   2,548     ($9,694)  ($141,675)  $  17,820   $ 173,376
                                                           =========   =========   =========   =========   =========   =========
                                                                                               Limited
The tax character of distributions paid during the       International Small Cap   Emerging    Maturity      Core       Index
  fiscal year ended December 31, 2003 were as follows:      Equity       Value      Growth       Bond       Equity       500
                                                             Fund        Fund        Fund        Fund       Fund **      Fund
                                                         ------------  ---------   ---------   ---------   ---------   ---------
Distributions paid from 2003:
  Ordinary Income                                          $     736   $   4,144   $      --   $   1,756   $      56   $   2,902
  Net long-term capital gains                                     --       3,655          --          --          --          --
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total taxable distributions                                      736       7,799          --       1,756          56       2,902
  Tax return of capital                                           --          --          --           7          --          --
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total distributions paid                                   $     736   $   7,799   $      --   $   1,763   $      56   $   2,902
                                                           =========   =========   =========   =========   =========   =========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $     173   $   1,677   $      --   $      --   $       1   $       9
  Undistributed long-term capital gains                           --       2,374          --          --          --          --
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Accumulated earnings                                             173       4,051          --          --           1           9
  Accumulated capital and other losses                       (33,857)         --     (82,156)       (204)    (12,799)    (12,111)
  Unrealized appreciation/(depreciation)*                     26,809      29,427      20,093         569       1,468     (42,021)
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Total accumulated earnings/(deficit)                         ($6,875)  $  33,478    ($62,063)  $     365     (11,330)   ($54,123)
                                                           =========   =========   =========   =========   =========   =========


The tax character of distributions paid during the fiscal   Mid Cap     Mid Cap     Large     Strategic
  year ended December 31, 2003 were as follows:             Growth       Value    Cap Growth    Value       REIT
                                                             Fund        Fund       Fund        Fund        Fund
                                                           ---------   ---------  ---------   ---------   ---------
Distributions paid from 2003:
  Ordinary Income                                          $      --   $     256  $      49   $     106   $     749
  Net long-term capital gains                                     --       1,487         --          61         140
                                                           ---------   ---------  ---------   ---------   ---------
Total taxable distributions                                       --       1,743         49         167         889
  Tax return of capital                                           --          --          1           3          --
                                                           ---------   ---------  ---------   ---------   ---------
Total distributions paid                                   $      --   $   1,743  $      50   $     170   $     889
                                                           =========   =========  =========   =========   =========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $      --   $     677  $      --   $      --   $      54
  Undistributed long-term capital gains                           --       1,004         --          --          16
                                                           ---------   ---------  ---------   ---------   ---------
Accumulated earnings                                              --       1,681         --          --          70
  Accumulated capital and other losses                       (34,119)         --        (55)       (157)         --
  Unrealized appreciation/(depreciation)*                     12,638      13,863      1,772       2,280       1,828
                                                           ---------   ---------  ---------   ---------   ---------
Total accumulated earnings/(deficit)                        ($21,481)  $  15,544  $   1,717   $   2,123   $   1,898
                                                           =========   =========  =========   =========   =========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

12 - TAX CHARACTER OF DISTRIBUTIONS (continued)
       (Dollar Amounts in Thousands)

The tax character of distributions paid during the           Money     Quality  High Yield    Growth     Large Cap   Flexibly
  fiscal year ended December 31, 2002 were as follows:      Market      Bond       Bond       Equity       Value      Managed
                                                             Fund       Fund       Fund        Fund        Fund        Fund
                                                           ---------  --------- ----------   ---------   ---------   ---------
Distributions paid from 2002:
  Ordinary Income                                          $   2,240  $   6,224  $   6,022   $      --   $   3,237   $  14,599
  Net long-term capital gains                                     --         --         --          --       2,806      23,254
                                                           ---------  ---------  ---------   ---------   ---------   ---------
Total taxable distributions                                    2,240      6,224      6,022          --       6,043      37,853
  Tax return of capital                                           --         --          1          --          --          --
                                                           ---------  ---------  ---------   ---------   ---------   ---------
Total distributions paid                                   $   2,240  $   6,224  $   6,023   $      --   $   6,043   $  37,853
                                                           =========  =========  =========   =========   =========   =========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $      --  $     218  $      --   $      --   $      39   $     216
  Undistributed long-term capital gains                           --        406         --          --          --          --
                                                           ---------  ---------  ---------   ---------   ---------   ---------
Accumulated earnings                                              --        624         --          --          39         216
  Accumulated capital and other losses                            --         --    (14,522)   (144,732)    (14,650)       (325)
  Unrealized appreciation/(depreciation)*                         --      1,834     (4,988)     (7,963)    (14,535)     35,945
                                                           ---------  ---------  ---------   ---------   ---------   ---------
Total accumulated earnings/(deficit)                       $      --  $   2,458   ($19,510)  ($152,695)   ($29,146)  $  35,836
                                                           =========  =========  =========   =========   =========   =========
                                                                                               Limited
The tax character of distributions paid during the       International Small Cap   Emerging    Maturity     Core        Index
  fiscal year ended December 31, 2002 were as follows:      Equity       Value      Growth       Bond      Equity        500
                                                             Fund        Fund        Fund        Fund      Fund**       Fund
                                                         ------------- ---------   ---------   ---------  ---------   ---------
Distributions paid from 2002:
  Ordinary Income                                          $     155   $     408   $      --   $   1,044  $      85   $   2,558
  Net long-term capital gains                                     --       5,907          --         100         --          --
                                                           ---------   ---------   ---------   ---------  ---------   ---------
Total taxable distributions                                      155       6,315          --       1,144         85       2,558
  Tax return of capital                                           --          --          --          --         --          --
                                                           ---------   ---------   ---------   ---------  ---------   ---------
Total distributions paid                                   $     155   $   6,315   $      --   $   1,144  $      85   $   2,558
                                                           =========   =========   =========   =========  =========   =========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $      --   $      14   $      --   $      42  $      --   $      10
  Undistributed long-term capital gains                           --          --          --          --         --          --
                                                           ---------   ---------   ---------   ---------  ---------   ---------
Accumulated earnings                                              --          14          --          42         --          10
  Accumulated capital and other losses                       (37,459)       (737)    (94,496)         --    (12,379)    (14,680)
  Unrealized appreciation/(depreciation)*                     (2,103)    (17,273)     (3,470)        741       (773)    (87,126)
                                                           ---------   ---------   ---------   ---------  ---------   ---------
Total accumulated earnings/(deficit)                        ($39,562)   ($17,996)   ($97,966)  $     783   ($13,152)  ($101,796)
                                                           =========   =========   =========   =========  =========   =========
The tax character of distributions paid during the          Mid Cap     Mid Cap   Large Cap   Strategic
  fiscal year ended December 31, 2002 were as follows:      Growth       Value     Growth       Value       REIT
                                                             Fund        Fund       Fund        Fund        Fund
                                                           ---------   ---------  ---------   ---------   ---------
Distributions paid from 2002:
  Ordinary Income                                          $      --   $     355  $      18   $      28   $     140
  Net long-term capital gains                                     --          --         --          --          --
                                                           ---------   ---------  ---------   ---------   ---------
Total taxable distributions                                       --         355         18          28         140
  Tax return of capital                                           --          --         --           1          --
                                                           ---------   ---------  ---------   ---------   ---------
Total distributions paid                                   $      --   $     355  $      18   $      29   $     140
                                                           =========   =========  =========   =========   =========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                            $      --   $      --  $      --   $      --   $       4
  Undistributed long-term capital gains                           --          --         --          --          --
                                                           ---------   ---------  ---------   ---------   ---------
Accumulated earnings                                              --          --         --          --           4
  Accumulated capital and other losses                       (40,274)     (1,056)      (140)        (82)        (47)
  Unrealized appreciation/(depreciation)*                        (60)     (2,749)      (445)       (500)       (313)
                                                           ---------   ---------  ---------   ---------   ---------
Total accumulated earnings/(deficit)                        ($40,334)    ($3,805)     ($585)      ($582)      ($356)
                                                           =========   =========  =========   =========   =========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

** Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

Report of Independent Auditors

To the Shareholders and Board of Directors
Penn Series Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Core Equity Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, or collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
Philadelphia, Pennsylvania
February 6, 2004

Penn Series Funds, Inc.
Shareholder Voting Results (Unaudited)

Penn Series held a Special Meeting of Shareholder at the office of the Penn Mutual on Friday, October 31, 2003.

At the meeting the shareholders were asked to:

1. Elect a Board of Directors ("Board") for the Company. The following Directors were elected to the Board:

--------------------------------------------------------------------------------
       NOMINEE                                 FOR                  WITHHOLD
       -------                                 ---                  --------
--------------------------------------------------------------------------------
Eugene Bay                              254,687,169.1707        11,916,288.8293
--------------------------------------------------------------------------------
Robert E. Chappell                      255,232,159.8355        11,371,298.1645
--------------------------------------------------------------------------------
James S. Greene, Jr.                    253,980,156.5369        12,623,301.4631
--------------------------------------------------------------------------------
Larry L. Mast                           255,107,725.2081        11,495,732.7919
--------------------------------------------------------------------------------
Charles E. Mather III                   254,489,652.7990        12,113,805.2010
--------------------------------------------------------------------------------
Daniel J. Toran                         254,846,012.3705        11,757,445.6295
--------------------------------------------------------------------------------
M. Donald Wright                        254,297,990.4537        12,305,467.5463
--------------------------------------------------------------------------------

2. Approve a new investment sub-advisory agreement between ICMI and Neuberger Berman. The following votes were cast:

----------------------------------------------------------------------------------------------------------
                                                        FOR                  AGAINST           ABSTAIN
                                                        ---                  -------           -------
----------------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions          722,369.6925          33,769.5478        69,742.2195
----------------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion        4,461,867.2898         192,069.0495       452,742.5379
----------------------------------------------------------------------------------------------------------
Total Shares To Be Voted                           5,184,236.9823         225,838.5973       522,484.7574
----------------------------------------------------------------------------------------------------------

3. Approve a "manager of managers" structure for the Mid Cap Value Fund. The following votes were cast:

-------------------------------------------------------------------------------------------------
                                                    FOR              AGAINST           ABSTAIN
                                                    ---              -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions      709,572.9902       54,643.0149       61,665.4547
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion    4,361,480.8726      343,116.3283      402,081.6763
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                       5,071,053.8628      397,759.3432      463,747.1310
-------------------------------------------------------------------------------------------------

4. Approve a "manager of managers" structure for the Limited Maturity Bond Fund. The following votes were cast:

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions      660,783.7937       37,935.9281       27,615.5359
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion    3,239,157.3900      186,290.4346      135,933.1597
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                       3,899,941.1837      224,226.3627      163,548.6956
-------------------------------------------------------------------------------------------------

5. Approve a "manager of managers" structure for the Index 500 Fund. The following votes were cast:

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    3,087,059.3400      187,506.0265      161,371.5250
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion   23,568,690.6503    1,484,006.5589    1,220,539.5473
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                      26,655,749.9903    1,671,512.5854    1,381,911.0723
-------------------------------------------------------------------------------------------------

6. Approve a "manager of managers" structure for the Mid Cap Growth Fund. The following votes were cast:

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    1,129,422.4189       86,745.1360       72,155.4235
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion    7,057,690.5914      538,634.9417      446,573.9476
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                       8,187,113.0103      625,380.0777      518,729.3711
-------------------------------------------------------------------------------------------------

7. Approve a "manager of managers" structure for the Mid Cap Growth Fund. The following votes were cast:

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    1,522,321.4333       80,062.7632      106,060.3088
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion   12,424,374.9279      699,228.2245      845,425.3472
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                      13,946,696.3612      779,290.9877      951,485.6560
-------------------------------------------------------------------------------------------------

8. Approve changes to the Growth Equity Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    1,063,198.3053       69,348.7420       55,768.9894
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion    7,319,882.8094      485,634.8139      380,938.1240
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                       8,383,081.1147      554,983.5559      436,707.1134
-------------------------------------------------------------------------------------------------

9. Approve changes to the Large Cap Value Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    1,718,129.8333       84,970.7878      104,287.8998
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion   10,088,786.3639      498,062.2002      609,751.3020
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                      11,806,916.1972      583,032.9880      714,039.2018
-------------------------------------------------------------------------------------------------

10. Approve changes to the International Equity Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

-------------------------------------------------------------------------------------------------
                                                    FOR             AGAINST           ABSTAIN
                                                    ---             -------           -------
-------------------------------------------------------------------------------------------------
Shares to Be Voted Pursuant to Instructions    1,148,169.2294       66,174.8600       57,864.8063
-------------------------------------------------------------------------------------------------
Other Shares to Be Voted in Same Proportion    7,591,620.5004      438,014.4437      378,555.3081
-------------------------------------------------------------------------------------------------
Total Shares To Be Voted                       8,739,789.7298      504,189.3037      436,420.1144
-------------------------------------------------------------------------------------------------

FUND MANAGEMENT (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                                    Term of Office                                                  Complex     Other Trusteeships/
Name, (DOB), Address and            and Length of                Principal Occupation(s)          Overseen by      Directorships
Position(s) with Trust               Time Served                   During Past 5 Years              Trustee       Held by Director
----------------------               -----------                   -------------------            -----------   -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Eugene Bay, 5/8/37                    Indefinite    Senior Pastor, Bryn Mawr Presbyterian Church,          17       N/A
121 Fishers Road                    term, 10 years  Bryn Mawr, PA
Bryn Mawr, PA 19010                     served
Director
------------------------------------------------------------------------------------------------------------------------------------

James S. Greene, 11/27/29             Indefinite    Retired.                                               17       N/A
P.O. Box 3761                       term, 11 years
Vero Beach, FL 32964-3761               served
Director
------------------------------------------------------------------------------------------------------------------------------------

Charles E. Mather III, 08/17/34       Indefinite    Insurance Broker, Mather & Co. since 1960.             17       Director, The
Public Ledger Building - Suite 630   term, 2 year                                                                   Finance Company
150 South Independence Mall West        served                                                                      of Pennsylvania
Philadelphia, PA 19106                                                                                              (investment
Director                                                                                                            company);
                                                                                                                    Director,
                                                                                                                    Christiana Bank
                                                                                                                    and Trust
                                                                                                                    Company
------------------------------------------------------------------------------------------------------------------------------------

M. Donald Wright, 6/30/35             Indefinite    Accountant, Wright Consultants, Bryn Mawr, PA          17       N/A
100 Chetwynd Drive                  term, 15 years  (financial planning and consulting); Professor,
Rosemont, PA 19010                      served      The American College.
Director
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Chappell, 9/13/44           Indefinite    Chairman of the Board and Chief Executive Officer      17       Director, Quaker
600 Dresher Road                    term, 5 years   (since December 1996), The Penn Mutual Life                     Chemical
Horsham, PA 19044                       served      Insurance Company.                                              Corporation
Director
------------------------------------------------------------------------------------------------------------------------------------

Larry Mast, 9/29/48                   Indefinite    Executive Vice President (since January 1997),         17       N/A
600 Dresher Road                    term, 5 years   The Penn Mutual Life Insurance Company.
Horsham, PA 19044                       served
Director
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Toran, 1/30/48              Indefinite    President and Chief Operating Officer, Insurance       17       N/A
600 Dresher Road                    term, 5 years   Executive (since January 1997), The Penn Mutual
Horsham, PA 19044                       served      Life Insurance Company.
Director
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Peter M. Sherman, 9/16/52             Indefinite    Chairman and President of Independence Capital         17       N/A
600 Dresher Road                    term, 3 years   Management Inc.; Executive Vice President and
Horsham, PA 19044                       served      Chief Investment Officer (since 1998), Senior
President                                           Vice President and Chief Investment Officer (from
                                                    1996 to 1998),  The Penn Mutual Life Insurance
                                                    Company.
------------------------------------------------------------------------------------------------------------------------------------

Richard F. Plush, 3/6/50              Indefinite    Vice President and Chief Actuary, The Penn Mutual      17       N/A
600 Dresher Road                    term, 6 years   Life Insurance Company (1973 to present).
Horsham, PA 19044                       served
Vice President
------------------------------------------------------------------------------------------------------------------------------------
                                                    Secretary (since December 1996), The Penn Mutual
Laura M. Ritzko, 3/28/61              Indefinite    Life Insurance Company; Assistant Secretary (1996      17       N/A
600 Dresher Road                    term, 4 months  - 2003), Penn Series Funds, Inc. (investment
Horsham, PA 19044                       served      company)
Secretary
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Herzberg, 2/24/57           Indefinite    Assistant Vice President and Treasurer (since          17       N/A
600 Dresher Road                    term, 8 years   December 1997), The Penn Mutual Life Insurance
Horsham, PA 19044                       served      Company.
Treasurer
------------------------------------------------------------------------------------------------------------------------------------

Ann M. Strootman, 6/29/62             Indefinite    Vice President and Controller (since January           17       N/A
600 Dresher Road                    term, 5 years   1996), The Penn Mutual Life Insurance Company.
Horsham, PA 19044                      served
Controller
------------------------------------------------------------------------------------------------------------------------------------

J. Clay Luby, 7/19/63                 Indefinite    Director, Variable Products Financial Reporting        17       N/A
600 Dresher Road                     term, 2 year   (since April 2002), The Penn Mutual Life
Horsham, PA 19044                       served      Insurance Company.
Assistant Controller
------------------------------------------------------------------------------------------------------------------------------------

Patricia M. Chiarlanza, 11/14/65      Indefinite    Assistant Treasurer (since May 2001), The Penn         17       N/A
600 Dresher Road                    term, 3 years   Mutual Life Insurance Company.
Horsham, PA 19044                       served
Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------------

Item 2. Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons having similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report. No waivers, implicit or explicit, from a provision of the code of ethics were granted during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees - The aggregate audit fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $180,000 for the fiscal year ended December 31, 2003 and $178,600 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees - The registrant had no aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements that are not covered under paragraph (a) of this Item 4.

(c) Tax Fees - The registrant had no aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) All Other Fees - The registrant had no aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e)

      (1)   Penn Series Funds, Inc.

      Audit Committee

      Audit and Non-Audit Services Pre-Approval Policy

      I. Statement of Principles

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Investment Company ("Company"). To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The following Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

      The appendices to this policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

      The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

      II. Delegation

      As provided in the Act and the SEC's rules, the Audit Committee may delegate authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

      Under this provision, the Audit Committee has delegated its authority of pre-approval to the Chairman of the Audit Committee. The Chairman may pre-approve audit and non-audit services on behalf of the Audit Committee and will be responsible for reporting any pre-approvals at the next scheduled Audit Committee meeting following the pre-approval of any such services.

      III. Audit Services

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company's' financial statements. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on an annual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

      The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

      IV. Audit-related Services

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.

      The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

      V. Tax Services

      The Audit Committee believes that the independent auditor can provide routine Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All other Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

      VI. All Other Services

      All Other services must be specifically pre-approved by the Audit
      Committee.

      A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.

      VII. Pre-Approval Fee Levels or Budgeted Amounts

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

      VIII. Procedures

      All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Controller of the Penn Series Funds ("Controller") and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the general pre-approval of the Audit committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Appendix A

Pre-Approved Services for Fiscal Year 2003

Dated: May 14, 2003

------------------------------------------------------------------------------------------------
          Audit Services                                            Fees approved up to:
------------------------------------------------------------------------------------------------
                                                                 The Funds        Affiliates*
------------------------------------------------------------------------------------------------
          Statutory audits or financial audits for             See E&Y Audit         N/A
          the Company                                          Fee Schedule
------------------------------------------------------------------------------------------------
          Services associated with SEC registration              Included
          statements, periodic reports and other                  in E&Y             N/A
          documents filed with the SEC, and assistance            Audit
          in responding to SEC comment letters                     Fee
                                                                  above
------------------------------------------------------------------------------------------------
          Miscellaneous other audit services                      $10,000            N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          Audit-Related Services
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          Miscellaneous other audit-related services              $10,000          $10,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          Tax Services
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          Miscellaneous tax compliance and planning services      $10,000          $10,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          All Other Services                                      Require          Require
                                                                  specific         specific
                                                                pre-approval     pre-approval
------------------------------------------------------------------------------------------------

* These include services that the Company's auditors provide to the Company's investment adviser, Independence Capital Management, Inc. (but only if the non-auditing services relate directly to the operations and financial reporting of the Company), and (iii) non-audit services that the Company's auditors provide to the Company's administrative and corporate services agent, The Penn Mutual Life Insurance Company (but only if the non-auditing services relate directly to the operations and financial reporting of the Company).

      Appendix B

      Prohibited Non-Audit Services

      Dated: May 14, 2003

      o Bookkeeping or other services related to the accounting records or financial statements of the audit client

      o     Financial information systems design and implementation

      o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

      o     Actuarial services

      o     Internal audit outsourcing services

      o     Management functions

      o     Human resources

      o     Broker-dealer, investment adviser or investment banking services

      o     Legal services

      o     Expert services unrelated to the audit

      (2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Reserved

Item 9. Controls and Procedures

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based upon their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits

Ex-99.Code Eth    -    Code of Ethics
Ex-99.302 Cert    -    Certifications pursuant to Rule 30a-2(a) under the
                       Investment Company Act
Ex-99.906 Cert    -    Certifications pursuant to Rule 30a-2(b) under the
                       Investment Company Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

By:        Peter M. Sherman
           President
Date:      February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        Peter M. Sherman
           President
Date:      February 25, 2004

By:        Ann M. Strootman
           Controller
Date:      February 25, 2004